UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund*

*	Effective April 29, 2015, the Goldman Sachs Global Markets Navigator Fund was renamed the Goldman Sachs Global Trends Allocation Fund.

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Trends Allocation Fund (formerly, Goldman Sachs Global Markets Navigator Fund) seeks total return while seeking to provide volatility management. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Effective on April 29, 2015, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund was renamed and repositioned as the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund (the “Fund”). At the same time, the Fund’s performance benchmark was changed from the Goldman Sachs Global Markets Navigator IndexTM to the Global Trends Allocation Composite Index, which is composed of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -5.52% and -5.82%, respectively. These returns compare to the 0.26% average annual total return of the Fund’s new benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index and the Barclays U.S. Aggregate Bond Index, generated average annual total returns of -0.32% and 0.55%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 7.75%, less than the S&P 500® Index’s annualized volatility of 15.15% during the same time period.

How did the Fund’s investment strategy change as a result of its renaming and repositioning on April 29, 2015?

On April 29, 2015, the Fund’s investment objective changed from seeking “to achieve investment results that approximate the performance of the GS Global Markets Navigator IndexTM” to seeking “total return while seeking to provide volatility management.” The Fund continues to have exposure to a broad spectrum of asset classes and geographic regions by investing in equity and fixed income securities of U.S. and non-U.S. issuers, pooled investment vehicles and certain types of derivatives. However, rather than passively investing in such instruments to seek to track an index, the Fund employs, as of April 29, 2015, active investment management techniques, which may involve buying and selling securities and other instruments potentially based upon analysis of economic and market factors. In addition, the Fund now seeks to manage volatility and losses by allocating its assets away from risky investments in distressed market environments.

Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The Investment Adviser makes investment decisions based upon its analysis of market factors around the world and may allocate more of the Fund’s assets to investments with strong recent performance and allocate assets away from investments with poor recent performance. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

What economic and market factors most influenced the Fund during the Reporting Period?

Central bank policy, geopolitical tensions, concerns about Chinese and global economic growth and a selloff in commodity prices were the key themes affecting the financial markets during the Reporting Period.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. Meanwhile, other global central banks, including the European Central Bank and the Bank of Japan, eased monetary policy during the Reporting Period. The monetary policy divergence resulted in relative U.S. dollar strength, which benefited equity markets in several major developed market regions outside the U.S. but detracted from their returns in U.S. dollar terms. In December 2015, the Fed voted unanimously for a 25 basis point hike. (A basis point is 1/100th of a percentage point.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Geopolitical tensions intensified during the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel.

What key factors were responsible for the Fund’s performance between January 1, 2015 and April 28, 2015 (“the initial part of the Reporting Period”)?

During the initial part of the Reporting Period, the Fund sought to achieve its former investment objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that composed the GS Global Markets Navigator IndexTM. By dynamically allocating across global asset classes, using a momentum-based methodology, the Fund sought to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we used a methodology that evaluated historical returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes included, within the equities category, U.S. large-cap, U.S. small-cap, Europe, Japan, emerging markets and U.K. stocks. Within the fixed income category, the Fund might allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drove the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the initial part of the Reporting Period, the Fund benefited from its allocation to Japanese equities, which performed well on improving economic data. Japan came out of recession, with 0.6% growth in its fourth quarter 2014 Gross Domestic Product (“GDP”). The Fund’s allocation to European equities also helped performance, as Europe’s stock markets advanced.

Conversely, the Fund’s allocation to U.S. equities detracted from returns, as slower than expected U.S. economic growth muted U.S. stock market performance.

What key factors were responsible for the Fund’s performance between April 29, 2015 and December 31, 2015 (“the latter part of the Reporting Period”)?

During the latter part of the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. In addition, as we sought to achieve the Fund’s new investment objective, we employed active investment management techniques to buy and sell based upon analysis of economic and market conditions. We sought to manage volatility and losses by allocating the assets away from risky investments in distressed market environments.

During the latter part of the Reporting Period, the Fund’s allocations to U.S. and European stocks broadly detracted from performance, as U.S. and European equity markets retreated due to international concerns, including the potential exit of Greece from the euro and Chinese economic weakness. Allocations to Japanese stocks, emerging markets equities, U.K. stocks and U.S. small-cap equities also hurt Fund returns, though to a lesser extent. Allocations to German government bonds detracted from results as the perceived riskiness of Eurozone fixed income increased amid the resurgent Greek debt crisis, causing German government yields to broadly increase. Exposure to U.S. Treasury securities added slightly to performance during the latter part of the Reporting Period in spite of the Fed raising the benchmark federal funds rate by 0.25% in December 2015, the first rate hike since 2006.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 7.75% versus the S&P 500® Index’s annualized volatility of 15.15%. In the latter half of the year, as a result of heightened volatility across global equity markets and the Fund’s volatility management strategy, the Fund allocated a significant portion of assets to cash beginning in September and throughout the remainder of the year. This cash allocation helped to reduce the Fund’s exposure to down-trending global equities, as well as dampen the overall volatility of the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 73% to equities, 27% to fixed income and 0% to cash. The Fund had no exposure to Japanese government bonds or to U.K., European and emerging market equities. It had significant weights in U.S. large-cap and small-cap stocks, Japanese equities, U.S. Treasury securities and German government bonds. Near the middle of the Reporting Period, we added a modest allocation to European and U.K. equities and a small allocation to emerging markets equities, while trimming the Fund’s allocations to Japanese stocks, U.S. Treasury securities and German government bonds. At the same time, we also added a modest allocation to Japanese government bonds. In September 2015, we increased the Fund’s allocation to cash as a means of volatility control after a sharp selloff in Chinese equities in August 2015 rattled global stock markets. The selloff had been triggered by weakening Chinese economic data and a devaluation of the renminbi. Toward the end of the Reporting Period, as the global equity market environment improved slightly, we pared back the Fund’s allocation to cash.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and non-U.S. developed market equities, including those in Europe, Japan and the U.K., as well as to gain exposure to Japanese government bonds. The use of exchange-traded index futures had a positive impact on the Fund’s performance during the Reporting Period.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund had a moderate allocation to cash. Within equities, we slightly trimmed the Fund’s allocation to U.S. large-cap stocks and European equities. We maintained the Fund’s small allocations to Japanese and U.K. stocks. In addition, at the end of the Reporting Period, the Fund was neutral relative to the Index in U.S. small-cap equities and emerging markets stocks. Within fixed income, we slightly reduced the Fund’s allocations to Japanese government bonds, U.S. Treasury securities and German government bonds. Overall, at the end of the Reporting Period, the Fund’s total assets were allocated 46% to equities, 27% to fixed income and 26% to cash.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while seeking to manage the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Goldman Sachs Global Markets Navigator IndexTM is composed of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. It is constructed using a proprietary methodology developed by the index provider and is rebalanced at least monthly.

Global Trends Allocation Composite Index is composed 60% of MSCI World Index and 40% of Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.

MSCI World Index (Net, USD, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

5

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the year ended 12/31/15	One Year	Three Year	Since Inception	Inception Date
Institutional	-5.52%	3.82%	0.72%	10/16/13
Service	-5.82	3.60	3.92	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.12%
Service	1.14	1.35

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark (effective April 30, 2015), the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%)) and the Fund’s former benchmark, the Goldman Sachs Global Markets Navigator Index, is shown. The Investment Adviser believes that the Global Trends Allocation Composite Index is a more appropriate index against which to measure performance. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Since Inception
Institutional (Commenced October 16, 2013)	-5.52%	0.72%
Service (Commenced April 16, 2012)	-5.82%	3.92%

*	Index was discontinued effective April 30, 2015.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 12.6%
FHLMC Discount Notes
$29,958,000	0.000%	01/22/16	$29,955,753
FNMA Discount Notes
14,950,000	0.000	01/14/16	14,949,372

TOTAL AGENCY DEBENTURES
(Cost $44,903,323)			$44,905,125

U.S. Treasury Obligation – 14.0%
United States Treasury Note
$47,566,000	2.750%	11/15/23	$49,648,439
(Cost $49,968,538)

Shares	Description	Value
Exchange Traded Funds – 22.7%
252,909	iShares Core S&P 500 ETF	$51,813,467
153,562	Vanguard S&P 500 ETF	28,705,344

TOTAL EXCHANGE TRADED FUNDS
(Cost $80,701,539)		$80,518,811

Shares	Distribution Rate	Value
Investment Company(b)(c) – 45.0%
Goldman Sachs Financial Square Government Fund — FST Shares
160,199,048	0.185%	$160,199,048
(Cost $160,199,048)

TOTAL INVESTMENTS – 94.3%
(Cost $335,772,448)		$335,271,423

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.7%		20,442,770

NET ASSETS – 100.0%		$355,714,193

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	263	March 2016	$9,380,456	$183,348
Euro-Bund	171	March 2016	29,346,944	(463,070)
FTSE 100 Index	141	March 2016	12,883,299	571,816
TSE TOPIX Index	130	March 2016	16,737,385	(221,001)
10 Year Japanese Government Bonds	48	March 2016	59,519,281	181,244
TOTAL				$252,337

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $175,573,400)	$175,072,375
Investments in affiliated Underlying Funds, at value (cost $160,199,048)	160,199,048
Cash	16,869,351
Receivables:
Collateral on certain derivative contracts	2,884,275
Fund shares sold	917,897
Dividends and interest	231,185
Reimbursement from investment adviser	46,295
Total assets	356,220,426

Liabilities:
Variation margin on certain derivative contracts	56,668
Payables:
Management fees	217,221
Distribution and Service fees and Transfer Agency fees	80,673
Fund shares redeemed	62,496
Accrued expenses	89,175
Total liabilities	506,233

Net Assets:
Paid-in capital	372,194,137
Undistributed net investment income	—
Accumulated net realized loss	(16,246,866)
Net unrealized loss	(233,078)
NET ASSETS	$355,714,193
Net Assets:
Institutional	$1,007,763
Service	354,706,430
Total Net Assets	$355,714,193
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	92,556
Service	32,588,556
Net asset value, offering and redemption price per share:
Institutional	$10.89
Service	10.88

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:
Dividends — unaffiliated issuers	$1,435,209
Interest	1,168,072
Dividends — affiliated issuers	29,785
Securities lending income — affiliated issuer	29,254
Total investment income	2,662,320

Expenses:
Management fees	2,490,068
Distribution and Service fees — Service Class	785,916
Professional fees	157,675
Printing and mailing costs	70,769
Transfer Agency fees(a)	63,035
Custody, accounting and administrative services	57,817
Trustee fees	24,761
Other	30,301
Total expenses	3,680,342
Less — expense reductions	(531,185)
Net expenses	3,149,157
NET INVESTMENT LOSS	(486,837)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(14,302,475)
Futures contracts	114,312
Foreign currency transactions	(199,939)
Net change in unrealized gain (loss) on:
Investments	(6,777,901)
Futures contracts	1,630,330
Foreign currency translation	(39,665)
Net realized and unrealized loss	(19,575,338)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,062,175)

(a) Institutional and Service Shares incurred Transfer Agency fees of $167 and $62,868, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income (loss)	$(486,837)	$68,289
Net realized gain (loss)	(14,388,102)	8,685,740
Net change in unrealized loss	(5,187,236)	(1,129,700)
Net increase (decrease) in net assets resulting from operations	(20,062,175)	7,624,329

Distributions to shareholders:
From net investment income
Institutional Shares	(3,063)	(1,539)
Service Shares	(309,376)	(95,487)
From net realized gains
Institutional Shares	(21,380)	(5,716)
Service Shares	(7,668,103)	(2,127,353)
Total distributions to shareholders	(8,001,922)	(2,230,095)

From share transactions:
Proceeds from sales of shares	141,160,161	143,896,829
Reinvestment of distributions	8,001,922	2,230,095
Cost of shares redeemed	(33,842,796)	(19,203,651)
Net increase in net assets resulting from share transactions	115,319,287	126,923,273
TOTAL INCREASE	87,255,190	132,317,507

Net assets:

Beginning of year	268,459,003	136,141,496
End of year	$355,714,193	$268,459,003
Undistributed net investment income	$—	$311,386

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$11.82	$0.01	$(0.67)	$(0.66)	$(0.03)	$(0.24)	$(0.27)	$10.89	(5.52)%	$1,008	0.75%		0.92%		0.12%	504%
2015 - Service	11.82	(0.02)	(0.67)	(0.69)	(0.01)	(0.24)	(0.25)	10.88	(5.82)	354,706	1.00		1.17		(0.16)	504
2014 - Institutional	11.46	0.08	0.41	0.49	(0.03)	(0.10)	(0.13)	11.82	4.23	739	0.77		1.01		0.68	304
2014 - Service	11.47	— (d)	0.45	0.45	— (d)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04	304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01	0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(e)	1.09	(e)	0.33 (e)	195
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)	195

FOR THE PERIOD ENDED DECEMBER 31,
2012 (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27 (e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”) (Formerly the Goldman Sachs Global Markets Navigator Fund). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$44,905,125	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	49,648,439	—	—
Exchange Traded Funds	80,518,811	—	—
Investment Company	160,199,048	—	—
Total	$290,366,298	$44,905,125	$—

Derivative Type
Assets(a)
Futures Contracts	$936,408	$—	$—
Liabilities(a)
Futures Contracts	$(684,071)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$755,164	Variation margin on certain derivative contracts	$(221,001)
Interest Rate	Variation margin on certain derivative contracts	181,244	Variation margin on certain derivative contracts	(463,070)
Total		$936,408		$(684,071)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2015

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,601,064)	$2,952,806	1,065
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,715,376	(1,322,476)	177
Total		$114,312	$1,630,330	1,242

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.73%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2015, GSAM waived $184,455 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $328,717 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $18,013.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $55 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2015:

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2015	Dividend Income
$121,367,084	$402,093,126	$(363,261,162)	$160,199,048	$29,785

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$349,570,497	$352,261,535	$299,541,902	$364,454,773

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2015

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at GSAL’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2015, is reported under Investment Income on the Statement of Operations. For the fiscal year ended December 31, 2015, GSAL earned $3,238 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2015:

Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15
$11,955,850	$228,850,350	$(240,806,200)	$—

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$1,035,132	$6,728,201
Net long-term capital gains	1,194,963	1,273,993
Total taxable distributions	$2,230,095	$8,002,194

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Capital loss carryforwards:	$(13,375,529)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(218,043)
Unrealized losses — net	(2,886,372)
Total accumulated losses — net	$(16,479,944)

As of December 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$338,133,648
Gross unrealized gain	452,314
Gross unrealized loss	(3,314,539)
Net unrealized security loss	$(2,862,225)
Net unrealized security gain (loss) in other investments	(24,147)
Net unrealized loss	$(2,886,372)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $100,095 of paid-in capital and $387,795 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the NAV of the Fund and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2015

9.    OTHER RISKS (continued)

very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

9.    OTHER RISKS (continued)

foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	65,120	$767,595	60,147	$707,704
Reinvestment of distributions	2,244	24,443	629	7,255
Shares redeemed	(37,336)	(453,426)	(499)	(5,908)
	30,028	338,612	60,277	709,051
Service Shares
Shares sold	12,070,417	140,392,566	12,257,059	143,189,125
Reinvestment of distributions	732,551	7,977,479	192,620	2,222,840
Shares redeemed	(2,872,736)	(33,389,370)	(1,657,505)	(19,197,743)
	9,930,232	114,980,675	10,792,174	126,214,222
NET INCREASE	9,960,260	$115,319,287	10,852,451	$126,923,273

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Trends Allocation Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$946.40		$3.68
Hypothetical 5% return	1,000	1,021.42	+	3.82
Service
Actual	1,000	944.20		4.90
Hypothetical 5% return	1,000	1,020.16	+	5.09

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75% and 1.00% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund's actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 17.75% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Trends Allocation Fund designates $1,273,993, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2015.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Trends Allocation Fund.

© 2016 Goldman Sachs. All rights reserved.

VITNAVAR-16/30039-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -4.41% and -4.58%, respectively. These returns compare to the -3.83% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500 Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P 500 Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the consumer discretionary, energy and financials sectors detracted most from the Fund’s relative results. Only partially offsetting these detractors was stock selection in the information technology, consumer staples and industrials sectors, which contributed positively. Having an underweighted allocation to energy, which was the weakest sector in the Russell Index during the Reporting Period, also helped, but not enough to counter the negative impact of stock selection in the sector.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in oil and natural gas exploration and production companies Southwestern Energy and Devon Energy and entertainment content company Viacom.

During the Reporting Period, Southwestern Energy’s underperformance was driven primarily by weaker natural gas prices. Also, during the fourth quarter of 2015, the exceptionally warm weather was a major headwind driving the stock’s poor performance, as natural gas prices fell by nearly 10%. Still, in October 2015, the company reported third calendar quarter earnings ahead of consensus expectations, driven by higher than expected production metrics coupled with lower operating costs. However, challenging natural gas liquid and natural gas pricing caused shares to underperform following the earnings release. Additionally, broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. All that said, at the end of the Reporting Period, we continued to believe that the company’s management had executed well on its strategy and that the company was attractively valued relative to peers. Further, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shales, and that its recently acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and were encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Similarly, Devon Energy’s shares were weighed upon by lower oil prices, which overshadowed the company’s strong results. Despite its underperformance during the Reporting Period, we continued to believe at the end of 2015 that the value of the company’s large North American asset base was not fully recognized at its then-current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believed that Devon Energy maintained a strong balance sheet, which could help expedite the development of its oil properties going forward.

Shares of Viacom came under pressure throughout the Reporting Period as a result of lower ratings and viewership for traditional television, combined with concerns regarding a shift in advertising dollars from television to digital. In addition, a pending high-profile contract negotiation with a cable provider created a level of uncertainty with respect to Viacom’s distribution business. Despite the weakness, at the end of the Reporting Period, we believed the company was set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast-growing over-the-top content consumption trends. (In broadcasting, over-the-top (“OTT”) content refers to delivery of audio, video and other media over the Internet without the involvement of a multiple system operator in the control or distribution of the content.) Additionally, we were encouraged by what we considered to be the company’s attractive valuation and its new cost-restructuring program, which we believe could support stable profitability through the company’s transition.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Alphabet, General Electric and Boeing.

Alphabet, which is a U.S.-based technology company that specializes in Internet-related services and products formerly known as Google until October 2015, was the top contributor to the Fund’s relative performance during the Reporting Period. Google’s strong performance was driven by better than expected earnings results in the second and third calendar quarters, led by strong revenue growth in its core search business, accelerating contribution from newer businesses and better cost discipline. Additionally, investors responded positively to the company’s announcement of the creation of Alphabet, its new holding company, and a new operating structure to increase management scale and focus on its consolidated business. At the end of the Reporting Period, we maintained our conviction in the stock, as, in our view, Alphabet’s core of Google remains healthy, with owned search growing and YouTube gaining share of the video advertising market. We believe the margin pressure and excess spending issues that have challenged the former Google during the past few years will continue to subside. Furthermore, we have been pleased by the

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

performance of the company’s new Chief Financial Officer, Ruth Porat, who has emphasized a focus on cost controls, increased transparency and maximization of shareholder value.

General Electric, a global infrastructure and financial services company, performed well, as investors appear to have viewed the company’s progress favorably in terms of divesting financial services assets and re-focusing on high value industrial businesses. Strong earnings results have helped along the way, with the help of improving operating margins. This has allowed General Electric to navigate the complexities of the global economic growth slowdown seen in the second half of the Reporting Period. Finally, in December 2015, General Electric held its 2016 outlook meeting, which included a projection of high single-digit earnings growth through 2018, achieved through above-average organic revenue growth, share repurchases, divestitures and synergies from the company’s acquisition of Alstom Energy. At the end of the Reporting Period, we remained optimistic on the company’s growth prospects, as a strong backlog of orders and accretive synergies from recent transactions could be supportive to earnings in a potentially slower economic growth environment. Additionally, we believe the company’s margin outlook was positive, and we see the potential for General Electric to exceed its restructuring savings goal.

Boeing performed well on better than expected earnings in three consecutive quarters, with robust top-line growth and operating margins. Strong order growth has added to Boeing’s backlog, which provides earnings visibility and the means for ongoing shareholder distributions. At the end of the Reporting Period, we believed Boeing was on track to increase free cash flow in 2016 with improvement in the company’s 787 program and higher commercial aircraft delivery rates.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We sold the Fund’s position in Verizon Communications and initiated a Fund position in AT&T based predominantly on valuation. We thought AT&T was relatively more attractive, and the yield spread between the two companies had widened by more than historical norms. We also think AT&T can benefit from a cash flow perspective, as capital expenditure reductions flow through. Furthermore, we were encouraged by AT&T’s acquisition of DirecTV and the larger than expected synergies seen. At the time of purchase, we did not think the market was accounting for enough synergies, as concerns of whether or not AT&T could cover its dividend overshadowed the benefits of the deal.

During the Reporting Period, we established a Fund position in Citigroup, a globally diversified financial services holding company. The company announced the results of its Comprehensive Capital Analysis and Review (“CCAR”) with the Fed. We view the results positively and believe the company now has the ability to return capital to its shareholders. In addition, we view favorably its management team’s focus on improving returns on equity through efficient resource allocation around markets, products and clients.

In addition to those sales already mentioned, we sold the Fund’s position in supplemental insurance company AFLAC during the Reporting Period. While we believe the company is a high quality franchise with the potential to benefit from increased capital deployment and improvement in sales, it is not as levered to a rise in interest rates as other names in the industry. With a rise in interest rates still on the horizon at the time, we decided to sell out of the position and reallocate the capital to names that we believe have higher upside potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, materials, financials and utilities increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, industrials and energy decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, energy and utilities and was rather neutrally weighted to the Russell Index in consumer staples, telecommunication services, materials and financials.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective February 18, 2015, Andrew Braun no longer serves as Co-Chief Investment Officer of the U.S. Value Equity Team or as a lead portfolio manager of the Mid Cap Value strategy. Andrew will, however, retain his sector coverage responsibilities for the Large and Mid Cap Value strategies.

Sean Gallagher, Managing Director and Head of the U.S. Value Equity Team, will continue in his role as Chief Investment Officer of the U.S. Value Equity Team. Sean has 22 years of investing experience and has been the head of the U.S. Value Equity Team and Co-Chief Investment Officer since 2009. He joined Goldman Sachs in 2000, was named managing director in 2005 and partner in 2008. As he has in the past, Sean will continue to work closely with his team, including 15 portfolio managers and more than 10 research analysts, to ensure the seamless management of our shareholders’ portfolios.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believe positive, but below average, returns for global equities in 2016 in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we believe global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 have set up investment opportunities for 2016. The extremely narrow trading breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return. Also, as mentioned earlier, value stocks notably underperformed growth stocks. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market multiple.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

6

FUND BASICS

Large Cap Value Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-4.41%	9.75%	5.49%	4.57%	1/12/98
Service	-4.58	9.49	N/A	3.11	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.75%	0.80%
Service	1.00	1.05

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Bank of America Corp.	3.9%	Banks
Exxon Mobile Corp.	3.9	Energy
General Electric Co.	3.8	Capital Goods
JPMorgan Chase & Co.	3.7	Banks
Pfizer, Inc.	3.4	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	3.4	Telecommunication Services
Prudential Financial, Inc.	3.3	Insurance
EMC Corp.	2.9	Technology Hardware & Equipment
Citigroup, Inc.	2.7	Banks
Wells Fargo & Co.	2.6	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	-4.41%	9.75%	5.49%	4.57%
Service (Commenced July 24, 2007)	-4.58%	9.49%	N/A	3.11%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 99.8%
Banks – 15.7%
2,085,532	Bank of America Corp.	$35,099,504
460,174	Citigroup, Inc.	23,814,005
603,101	Citizens Financial Group, Inc.	15,795,215
475,419	Fifth Third Bancorp	9,555,922
500,902	JPMorgan Chase & Co.	33,074,559
421,598	Wells Fargo & Co.	22,918,067

		140,257,272

Capital Goods – 4.8%
1,072,192	General Electric Co.	33,398,781
61,928	The Boeing Co.	8,954,169

		42,352,950

Commercial & Professional Services – 0.8%
207,707	The ADT Corp.	6,850,177

Consumer Durables & Apparel – 1.9%
151,358	Ralph Lauren Corp.	16,873,390

Consumer Services – 0.8%
315,792	MGM Resorts International*	7,174,794

Diversified Financials – 4.8%
102,919	Affiliated Managers Group, Inc.*	16,442,339
64,661	Ameriprise Financial, Inc.	6,881,224
28,560	BlackRock, Inc.	9,725,251
327,524	Synchrony Financial*	9,960,005

		43,008,819

Energy – 9.9%
216,112	Apache Corp.	9,610,500
430,434	BP PLC ADR	13,455,367
279,668	Cabot Oil & Gas Corp.	4,947,327
279,716	Devon Energy Corp.	8,950,912
449,647	Exxon Mobil Corp.	35,049,984
2,214,038	Southwestern Energy Co.*	15,741,810

		87,755,900

Food & Staples Retailing – 3.0%
224,170	Wal-Mart Stores, Inc.	13,741,621
379,739	Whole Foods Market, Inc.	12,721,257

		26,462,878

Food, Beverage & Tobacco – 2.3%
299,157	Mondelez International, Inc. Class A	13,414,200
135,114	Tyson Foods, Inc. Class A	7,205,630

		20,619,830

Health Care Equipment & Services – 4.5%
195,699	Aetna, Inc.	21,158,976
243,920	Medtronic PLC	18,762,326

		39,921,302

Household & Personal Products – 1.6%
184,628	The Procter & Gamble Co.	14,661,309

Common Stocks – (continued)
Insurance – 9.0%
340,025	American International Group, Inc.	$21,071,349
445,936	MetLife, Inc.	21,498,575
365,891	Prudential Financial, Inc.	29,787,186
182,032	The Hartford Financial Services Group, Inc.	7,911,111

		80,268,221

Materials – 1.9%
249,153	E.I. du Pont de Nemours & Co.	16,593,590

Media – 2.5%
174,148	CBS Corp. Class B	8,207,595
337,620	Viacom, Inc. Class B	13,896,439

		22,104,034

Pharmaceuticals, Biotechnology & Life Sciences – 8.9%
29,307	Allergan PLC*	9,158,438
127,221	Johnson & Johnson	13,068,141
175,205	Merck & Co., Inc.	9,254,328
236,785	Mylan NV*	12,802,965
944,779	Pfizer, Inc.	30,497,466
39,042	Vertex Pharmaceuticals, Inc.*	4,912,655

		79,693,993

Real Estate Investment Trust – 0.7%
62,890	American Tower Corp.	6,097,186

Retailing – 2.7%
75,990	Lowe’s Companies, Inc.	5,778,280
407,145	The Gap, Inc.	10,056,481
6,644	The Priceline Group, Inc.*	8,470,768

		24,305,529

Semiconductors & Semiconductor Equipment – 2.3%
465,033	Intel Corp.	16,020,387
129,433	Maxim Integrated Products, Inc.	4,918,454

		20,938,841

Software & Services – 5.4%
15,882	Alphabet, Inc. Class A*	12,356,355
148,184	Microsoft Corp.	8,221,248
297,810	Oracle Corp.	10,878,999
99,238	SAP SE ADR	7,849,726
415,895	Symantec Corp.	8,733,795

		48,040,123

Technology Hardware & Equipment – 6.3%
627,816	Cisco Systems, Inc.	17,048,343
1,015,938	EMC Corp.	26,089,288
264,590	QUALCOMM, Inc.	13,225,531

		56,363,162

Telecommunication Services – 3.4%
877,484	AT&T, Inc.	30,194,224

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – 2.2%
728,032	Hertz Global Holdings, Inc.*	$10,359,895
154,146	United Continental Holdings, Inc.*	8,832,566

		19,192,461

Utilities – 4.4%
130,530	Duke Energy Corp.	9,318,537
349,929	FirstEnergy Corp.	11,103,247
114,335	NextEra Energy, Inc.	11,878,263
127,028	PG&E Corp.	6,756,619

		39,056,666

TOTAL INVESTMENTS – 99.8%
(Cost $834,777,031)		$888,786,651

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,811,926

NET ASSETS – 100.0%		$890,598,577

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $834,777,031)	$888,786,651
Cash	8,226,764
Receivables:
Investments sold	5,605,000
Dividends	1,020,572
Fund shares sold	218,207
Reimbursement from investment adviser	45,678
Total assets	903,902,872

Liabilities:
Payables:
Fund shares redeemed	12,519,782
Management fees	556,417
Distribution and Service fees and Transfer Agency fees	147,879
Accrued expenses	80,217
Total liabilities	13,304,295

Net Assets:
Paid-in capital	839,592,258
Undistributed net investment income	1,299,901
Accumulated net realized loss	(4,303,202)
Net unrealized gain	54,009,620
NET ASSETS	$890,598,577
Net Assets:
Institutional	$279,909,731
Service	610,688,846
Total Net Assets	$890,598,577
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	29,794,070
Service	65,035,520
Net asset value, offering and redemption price per share:
Institutional	$9.39
Service	9.39

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:

Dividends	$20,501,574

Expenses:
Management fees	7,233,295
Distribution and Service fees — Service Class	1,645,199
Transfer Agency fees(a)	192,975
Printing and mailing costs	146,084
Professional fees	72,440
Custody, accounting and administrative services	66,502
Trustee fees	28,385
Other	89,876
Total expenses	9,474,756
Less — expense reductions	(663,322)
Net expenses	8,811,434
NET INVESTMENT INCOME	11,690,140

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $80,366)	95,458,298
Net change in unrealized loss on investments	(148,127,736)
Net realized and unrealized loss	(52,669,438)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,979,298)

(a) Institutional and Service Shares incurred Transfer Agency fees of $61,369 and $131,606, respectively

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$11,690,140	$11,642,320
Net realized gain	95,458,298	183,715,963
Net change in unrealized loss	(148,127,736)	(61,717,949)
Net increase (decrease) in net assets resulting from operations	(40,979,298)	133,640,334

Distributions to shareholders:
From net investment income
Institutional Shares	(4,277,987)	(4,510,586)
Service Shares	(7,701,841)	(7,646,742)
From net realized gains
Institutional Shares	(34,533,023)	(59,582,661)
Service Shares	(75,483,763)	(126,376,649)
Total distributions to shareholders	(121,996,614)	(198,116,638)

From share transactions:
Proceeds from sales of shares	81,069,087	66,617,776
Reinvestment of distributions	121,996,614	198,116,638
Cost of shares redeemed	(168,775,231)	(343,768,316)
Net increase (decrease) in net assets resulting from share transactions	34,290,470	(79,033,902)
TOTAL DECREASE	(128,685,442)	(143,510,206)

Net assets:

Beginning of year	1,019,284,019	1,162,794,225
End of year	$890,598,577	$1,019,284,019
Undistributed net investment income	$1,299,901	$1,589,589

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$11.39	$0.15		$(0.67)	$(0.52)	$(0.16)	$(1.32)	$(1.48)	$9.39	(4.41)%	$279,910	0.74%	0.81%	1.38%		83%
2015 - Service	11.38	0.13		(0.67)	(0.54)	(0.13)	(1.32)	(1.45)	9.39	(4.58)	610,689	0.99	1.06	1.13		83
2014 - Institutional	12.59	0.16		1.38	1.54	(0.19)	(2.55)	(2.74)	11.39	12.94	326,543	0.75	0.80	1.21		72
2014 - Service	12.58	0.13		1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00	1.05	0.96		72
2013 - Institutional	10.76	0.14		3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75	0.79	1.15		86
2013 - Service	10.75	0.11		3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00	1.04	0.91		86
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77	0.78	1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02	1.03	1.15		120
2011 - Institutional	10.24	0.14	(d)	(0.86)	(0.72)	(0.13)	—	(0.13)	9.39	(7.05)	421,560	0.78	0.79	1.39	(d)	91
2011 - Service	10.23	0.12	(d)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03	1.04	1.23	(d)	91

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$888,786,651	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate^
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.72	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM waived $287,839 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $364,706 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $10,777.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $786,941,708 and $856,326,858, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$78,350,802	$33,603,562
Net long-term capital gains	119,765,836	88,393,052
Total taxable distributions	$198,116,638	$121,996,614

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,299,901
Undistributed long-term capital gains	7,531,403
Total undistributed earnings	$8,831,304
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(2,441,596)
Unrealized gains — net	44,616,611
Total accumulated gains — net	$51,006,319

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2015

6.    TAX INFORMATION (continued)

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$844,170,040
Gross unrealized gain	125,946,060
Gross unrealized loss	(81,329,449)
Net unrealized security gain	$44,616,611

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	2,160,929	$23,733,358	1,950,877	$26,237,463
Reinvestment of distributions	4,177,719	38,811,010	5,795,050	64,093,247
Shares redeemed	(5,222,161)	(57,804,985)	(8,477,782)	(113,015,181)
	1,116,487	4,739,383	(731,855)	(22,684,471)
Service Shares
Shares sold	5,254,815	57,335,729	3,043,560	40,380,313
Reinvestment of distributions	8,954,317	83,185,604	12,117,847	134,023,391
Shares redeemed	(10,053,254)	(110,970,246)	(17,295,149)	(230,753,135)
	4,155,878	29,551,087	(2,133,742)	(56,349,431)
NET INCREASE (DECREASE)	5,272,365	$34,290,470	(2,865,597)	$(79,033,902)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Large Cap Value Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$944.30		$3.63
Hypothetical 5% return	$1,000	$1,021.48	+	$3.77
Service
Actual	$1,000	$944.20		$4.85
Hypothetical 5% return	$1,000	$1,020.21	+	$5.04

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74% and 0.99% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 59.91% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $88,393,052 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2016 Goldman Sachs. All rights reserved.

VITLCVAR-16/29856-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -9.24% and -9.52%, respectively. These returns compare to the -4.78% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500 Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P 500 Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary, financials and utilities sectors. Such detractors were only partially offset by effective stock selection in the energy and materials sectors, which helped the Fund’s performance relative to the Russell Index. Having an overweighted allocation to consumer staples, which was the second-best performing sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative results.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in oil and natural gas exploration and production company Southwestern Energy, loan management, servicing and asset recovery company Navient and global clothing and accessories retailer Gap.

During the Reporting Period, Southwestern Energy’s underperformance was driven primarily by weak natural gas prices, which declined more than 20% in 2015. While we remained positive on its management team’s commitment to disciplined growth, we moderated the size of the Fund’s position in Southwestern Energy in favor of other opportunities that, in our view, have a more favorable risk/reward profile.

Following weak second calendar quarter results reported in July 2015, shares of Navient came under additional pressure after the company disclosed it received a letter from the Consumer Financial Protection Bureau (“CFPB”) stating it may take legal action over Navient’s student loan practices. Shares of Navient came under additional pressure due to concerns around a potential downgrade of the company’s asset-backed securities by ratings agencies. While we did not believe, at the end of the Reporting Period, these issues posed a material risk to Navient’s operations in isolation, we moderated the size of the Fund’s position in favor of other opportunities which, in our view, have a more favorable risk/reward profile.

During the Reporting Period, Gap’s performance was driven by disappointing earnings results, induced by weaker than expected same-store sales comparisons and gross margins, foreign exchange headwinds resulting from a stronger U.S. dollar, and an increase in promotional expense due to a port strike that caused product delays and thus excess inventory. At the end of the Reporting Period, we remained constructive on the company’s new Chief Executive Officer and the changes he is implementing to improve the Gap brand, although we acknowledge a turnaround will take time. We also remained encouraged by what we see as the company’s long-term growth potential given its international expansion opportunities as well as its strong e-commerce platform. Gap’s management team is focused on modeling the Gap brand’s organization on Old Navy’s successful sourcing, merchandising and marketing model. The company plans to take these robust processes and implement them at Gap and Banana Republic, another retailer owned by Gap. We believe these initiatives could yield significant margin improvements and shorter lead times. Additionally, we believe Gap could benefit from an improving consumer spending environment, increasing demand for denim products and large declines in cotton prices, which make up a significant portion of the company’s cost structure.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Maxim Integrated Products, Fortune Brands Home & Security and Tyson Foods.

Shares of semiconductor company Maxim Integrated Products performed well throughout the Reporting Period, as its management continued to deliver on its restructuring initiatives, which contributed to the company’s earnings beat, driven by operational cost reductions. Additionally, its shares rose in October 2015 after news of a potential merger. At the end of the Reporting Period, we believed that Maxim Integrated Products was one of the most attractive opportunities in the semiconductor industry, regardless of whether it is acquired, and we were encouraged by its management team’s commitment to shareholder-friendly actions.

Fortune Brands Home & Security performed well, as the company continued to build on its industry-leading position in the U.S. home products market, benefiting from an improving U.S. housing market that increased demand for the company’s products. At the end of the Reporting Period, we continued to believe the company has a strong business model that is positioned well to continue to benefit from a strong U.S. housing market. We also think the company has a strong management team with the ability to increase share buybacks or participate in a merger or acquisition.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Tyson Foods’ shares rose throughout the Reporting Period as a result of executing on its strategy to diversify away from traditional fresh meat sales through its acquisition of Hillshire Brands. The acquisition provided a differentiated product stream while also providing a boost to profitability. Tyson Foods’ shares also reacted positively to delivering strong fourth fiscal quarter results, along with an increase to its 2016 guidance and in its dividend. At the end of the Reporting Period, we believed Tyson Foods remained attractively valued relative to peers. We also believed the company remained a high quality business that generates strong cash flow, and we had confidence that its management would continue to allocate capital to maximize shareholder value.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Citizens Financial Group, a consumer and commercial banking company. We believe its management can improve the bank’s operational efficiency through its cost-savings program and are encouraged by its asset sensitivity to higher interest rates. Overall, we are encouraged by its management team’s commitment to creating shareholder value and believe that Citizens Financial Group is attractively valued relative to its peer group.

We established a Fund position in Ralph Lauren at what we considered to be an attractive entry point after the company missed first quarter 2015 earnings estimates, largely due to foreign exchange headwinds and increased investments. We believe Ralph Lauren can benefit from strong growth trends in international markets, supported by store growth, as the company strengthens its store distribution around the world. In addition, we believe its margins became depressed after two years of investments, and we see room for operating margin expansion during the next few years. Overall, we believe Ralph Lauren is a strong brand that offers an attractive risk/reward profile, and we remained encouraged by its management’s commitment to return capital to shareholders.

We exited the Fund’s position in Fifth Third Bancorp during the Reporting Period. While we maintain a favorable view of the company, we opted to use the proceeds for positions within the financials sector that we felt had better risk-adjusted return potential.

We sold the Fund’s position in Cigna, a global health service organization. Cigna’s stock rose after the company reported better than expected first calendar quarter earnings and its management raised earnings guidance for 2015. Its shares continued to rise through much of the second quarter of 2015 on news flow of merger and acquisitions activity and industry consolidation amongst domestic health care maintenance organizations. Strict to our sell discipline, however, as the stock’s valuations appreciated and reached our price target, we exited the position and transitioned capital into higher conviction names.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, health care and materials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, consumer staples and telecommunication services decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples and information technology sectors. On the same date, the Fund had an underweighted position compared to the Russell Index in utilities and was rather neutrally weighted to the Russell Index in energy, health care, industrials, materials and financials. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective February 18, 2015, Andrew Braun no longer serves as Co-Chief Investment Officer of the U.S. Value Equity Team or as a lead portfolio manager of the Mid Cap Value strategy. Andrew will, however, retain his sector coverage responsibilities for the Large and Mid Cap Value strategies.

With Andrew’s shift in responsibilities, Timothy Ryan, Vice President, began sharing lead portfolio management responsibility for our Mid Cap Value strategy with Dolores Bamford, Managing Director, who co-lead the strategy until her retirement. Tim will retain his sector coverage responsibilities for the Large, Mid, Small and SMID Cap Value portfolios and will continue to share lead

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

portfolio management responsibility for our Real Estate Securities strategy with Nora Creedon, Managing Director. Tim joined the U.S. Value Equity Team in 2010 and has 19 years of experience in the industry.

Upon Dolores’ retirement, Sung Cho, Vice President, assumed co-lead portfolio manager responsibilities for the Mid Cap Value strategy, along with Tim Ryan. Sung joined the U.S. Value Equity Team in 2008 and has 12 years of industry experience. Sung retained his research responsibilities for the telecommunications and consumer discretionary sectors in both the Large and Mid Cap Value strategies as well as for technology in Mid Cap Value.

Sean Gallagher, Managing Director and Head of the U.S. Value Equity Team, will continue in his role as Chief Investment Officer of the U.S. Value Equity Team. Sean has 22 years of investing experience and has been the head of the U.S. Value Equity Team and Co-Chief Investment Officer since 2009. He joined Goldman Sachs in 2000, was named managing director in 2005 and partner in 2008. As he has in the past, Sean will continue to work closely with his team, including 15 portfolio managers and more than 10 research analysts, to ensure the seamless management of our shareholders’ portfolios.

Effective September 1, 2015, Dolores Bamford retired from the firm. She left to pursue a Master of Divinity degree from the Gordon-Conwell Theological Seminary. Dolores had research responsibilities for energy in the Mid Cap Value strategy and served as co-lead portfolio manager, along with Tim Ryan.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believe positive, but below average, returns for global equities in 2016 in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we believe global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 have set up investment opportunities for 2016. The extremely narrow trading breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return. Also, as mentioned earlier, value stocks notably underperformed growth stocks. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market multiple.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

6

FUND BASICS

Mid Cap Value Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-9.24%	8.72%	6.67%	8.41%	5/01/98
Service	-9.52	8.44	N/A	6.16	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.87%
Service	1.08	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Citizens Financial Group, Inc.	2.5%	Banks
Lincoln National Corp.	2.4	Insurance
Raymond James Financial, Inc.	2.1	Diversified Financials
Sempra Energy	1.9	Utilities
Ralph Lauren Corp.	1.9	Consumer Durables & Apparel
Huntington Bancshares, Inc.	1.9	Banks
FirstEnergy Corp.	1.9	Utilities
Brixmor Property Group, Inc.	1.8	Real Estate Investment Trust
Brocade Communications Systems, Inc.	1.7	Technology Hardware & Equipment
Prologis, Inc.	1.7	Real Estate Investment Trust
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	-9.24%	8.72%	6.67%	8.41%
Service (Commenced January 9, 2006)	-9.52%	8.44%	N/A	6.16%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 96.7%
Banks – 9.2%
779,221	Citizens Financial Group, Inc.	$20,407,798
288,709	First Horizon National Corp.	4,192,054
1,380,586	Huntington Bancshares, Inc.	15,269,281
457,330	KeyCorp	6,032,183
105,004	M&T Bank Corp.	12,724,385
128,012	PacWest Bancorp	5,517,317
355,619	Zions Bancorporation	9,708,399

		73,851,417

Capital Goods – 5.7%
158,973	Armstrong World Industries, Inc.*	7,269,835
207,380	Fortune Brands Home & Security, Inc.	11,509,590
25,968	Hubbell, Inc.	2,623,807
208,815	Ingersoll-Rand PLC	11,545,381
174,741	Textron, Inc.	7,340,870
136,828	Triumph Group, Inc.	5,438,913

		45,728,396

Consumer Durables & Apparel – 2.6%
27,925	Mohawk Industries, Inc.*	5,288,716
137,819	Ralph Lauren Corp.	15,364,062

		20,652,778

Consumer Services – 1.1%
383,734	MGM Resorts International*	8,718,437

Diversified Financials – 4.7%
23,666	Affiliated Managers Group, Inc.*	3,780,880
219,003	Navient Corp.	2,507,584
289,226	Raymond James Financial, Inc.	16,766,431
1,382,995	SLM Corp.*	9,017,128
160,641	Voya Financial, Inc.	5,929,259

		38,001,282

Energy – 7.8%
449,532	Antero Resources Corp.*	9,799,798
125,975	Concho Resources, Inc.*	11,698,038
203,067	Continental Resources, Inc.*	4,666,480
283,274	Gulfport Energy Corp.*	6,960,042
164,483	Newfield Exploration Co.*	5,355,566
281,486	Noble Energy, Inc.	9,269,334
90,899	Pioneer Natural Resources Co.	11,396,917
185,252	Southwestern Energy Co.*	1,317,142
16,920	Tesoro Corp.	1,782,860

		62,246,177

Food & Staples Retailing – 1.4%
337,311	Whole Foods Market, Inc.	11,299,919

Food, Beverage & Tobacco – 3.3%
261,015	ConAgra Foods, Inc.	11,004,392
84,806	Mead Johnson Nutrition Co.	6,695,434
166,860	Tyson Foods, Inc. Class A	8,898,644

		26,598,470

Common Stocks – (continued)
Health Care Equipment & Services – 4.2%
54,361	Cardinal Health, Inc.	$4,852,806
164,132	Envision Healthcare Holdings, Inc.*	4,262,508
91,511	Laboratory Corp. of America Holdings*	11,314,420
128,306	Zimmer Biomet Holdings, Inc.	13,162,913

		33,592,647

Household & Personal Products – 1.0%
102,516	Edgewell Personal Care Co.	8,034,179

Insurance – 8.5%
193,211	Arthur J. Gallagher & Co.	7,910,058
66,775	Everest Re Group Ltd.	12,225,835
784,346	Genworth Financial, Inc. Class A*	2,925,611
380,803	Lincoln National Corp.	19,139,159
190,617	Principal Financial Group, Inc.	8,573,953
187,010	W.R. Berkley Corp.	10,238,797
172,947	XL Group PLC	6,776,063

		67,789,476

Materials – 5.6%
257,382	Axalta Coating Systems Ltd.*	6,859,230
163,212	Celanese Corp. Series A	10,989,064
188,986	CF Industries Holdings, Inc.	7,712,519
59,504	Martin Marietta Materials, Inc.	8,127,056
170,411	Packaging Corp. of America	10,744,414

		44,432,283

Media – 2.4%
202,791	Discovery Communications, Inc. Class A*	5,410,464
147,520	Liberty Media Corp. Series C*	5,617,561
141,365	Scripps Networks Interactive, Inc. Class A	7,804,762

		18,832,787

Pharmaceuticals, Biotechnology & Life Sciences – 2.6%
127,316	Baxalta, Inc.	4,969,143
192,339	Endo International PLC*	11,774,994
80,650	Mylan NV*	4,360,746

		21,104,883

Real Estate Investment Trust – 11.3%
555,107	Brixmor Property Group, Inc.	14,332,863
585,548	DDR Corp.	9,860,628
63,385	Federal Realty Investment Trust	9,260,549
70,284	Mid-America Apartment Communities, Inc.	6,382,490
307,977	Prologis, Inc.	13,218,373
426,934	RLJ Lodging Trust	9,234,582
550,432	Starwood Property Trust, Inc.	11,316,882
145,088	Ventas, Inc.	8,187,316
89,317	Vornado Realty Trust	8,928,127

		90,721,810

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – 3.9%
225,099	Sally Beauty Holdings, Inc.*	$6,278,011
510,340	Staples, Inc.	4,832,920
374,995	The Gap, Inc.	9,262,376
176,709	Urban Outfitters, Inc.*	4,020,130
115,769	Williams-Sonoma, Inc.	6,762,067

		31,155,504

Semiconductors & Semiconductor Equipment – 2.0%
150,826	Intersil Corp. Class A	1,924,540
263,661	Maxim Integrated Products, Inc.	10,019,118
93,255	Xilinx, Inc.	4,380,187

		16,323,845

Software & Services – 6.4%
185,102	Fidelity National Information Services, Inc.	11,217,181
429,958	First Data Corp. Class A*	6,887,927
96,580	IAC/InterActiveCorp	5,799,629
202,106	Pandora Media, Inc.*	2,710,242
430,180	Symantec Corp.	9,033,780
152,809	VMware, Inc. Class A*	8,644,405
74,955	WEX, Inc.*	6,626,022

		50,919,186

Technology Hardware & Equipment – 2.7%
1,492,719	Brocade Communications Systems, Inc.	13,703,160
39,719	F5 Networks, Inc.*	3,851,154
722,997	Viavi Solutions, Inc.*	4,403,052

		21,957,366

Transportation – 3.1%
782,189	Hertz Global Holdings, Inc.*	11,130,549
72,605	Kirby Corp.*	3,820,475
170,565	United Continental Holdings, Inc.*	9,773,375

		24,724,399

Shares	Description	Value
Common Stocks – (continued)
Utilities – 7.2%
122,119	Ameren Corp.	$5,279,204
480,369	FirstEnergy Corp.	15,242,108
174,405	NRG Energy, Inc.	2,052,747
190,490	PG&E Corp.	10,132,163
159,476	SCANA Corp.	9,646,703
165,338	Sempra Energy	15,543,426

		57,896,351

TOTAL INVESTMENTS – 96.7%
(Cost $778,185,229)		$774,581,592

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%		26,421,951

NET ASSETS – 100.0%		$801,003,543

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $778,185,229)	$774,581,592
Cash	26,952,896
Receivables:
Dividends	1,414,520
Investments sold	1,278,938
Fund shares sold	695,349
Total assets	804,923,295

Liabilities:
Payables:
Investments purchased	1,942,110
Fund shares redeemed	1,290,163
Management fees	529,315
Distribution and Service fees and Transfer Agency fees	70,601
Accrued expenses	87,563
Total liabilities	3,919,752

Net Assets:
Paid-in capital	823,758,160
Undistributed net investment income	3,981,811
Accumulated net realized loss	(23,132,791)
Net unrealized loss	(3,603,637)
NET ASSETS	$801,003,543
Net Assets:
Institutional	$535,458,708
Service	265,544,835
Total Net Assets	$801,003,543
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	36,962,078
Service	18,297,968
Net asset value, offering and redemption price per share:
Institutional	$14.49
Service	14.51

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:

Dividends	$15,082,463

Expenses:
Management fees	7,695,555
Distribution and Service fees — Service Class	833,195
Transfer Agency fees(a)	192,373
Printing and mailing costs	180,778
Custody, accounting and administrative services	89,103
Professional fees	74,740
Trustee fees	26,602
Other	82,179
Total expenses	9,174,525
Less — expense reductions	(309,426)
Net expenses	8,865,099
NET INVESTMENT INCOME	6,217,364

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $66,610)	24,622,227
Net change in unrealized loss on investments	(116,718,047)
Net realized and unrealized loss	(92,095,820)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,878,456)

(a) Institutional and Service Shares incurred Transfer Agency fees of $125,723 and $66,650, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$6,217,364	$5,540,478
Net realized gain	24,622,227	159,883,299
Net change in unrealized loss	(116,718,047)	(37,866,794)
Net increase (decrease) in net assets resulting from operations	(85,878,456)	127,556,983

Distributions to shareholders:
From net investment income
Institutional Shares	(2,359,711)	(6,789,219)
Service Shares	(329,903)	(2,691,480)
From net realized gains
Institutional Shares	(42,488,374)	(113,060,264)
Service Shares	(21,063,319)	(58,697,537)
Total distributions to shareholders	(66,241,307)	(181,238,500)

From share transactions:
Proceeds from sales of shares	71,780,808	97,834,874
Reinvestment of distributions	66,241,307	181,238,500
Cost of shares redeemed	(239,467,354)	(186,178,999)
Net increase (decrease) in net assets resulting from share transactions	(101,445,239)	92,894,375
TOTAL INCREASE (DECREASE)	(253,565,002)	39,212,858

Net assets:

Beginning of year	1,054,568,545	1,015,355,687
End of year	$801,003,543	$1,054,568,545
Undistributed net investment income	$3,981,811	$493,790

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$17.43	$0.13		$(1.75)	$(1.62)	$(0.07)	$(1.25)	$(1.32)	$14.49	(9.24)%	$535,459	0.84%	0.87%	0.74%		94%
2015 - Service	17.45	0.08		(1.75)	(1.67)	(0.02)	(1.25)	(1.27)	14.51	(9.52)	265,545	1.09	1.12	0.48		94
2014 - Institutional	18.64	0.12		2.31	2.43	(0.21)	(3.43)	(3.64)	17.43	13.57	692,068	0.83	0.87	0.62		88
2014 - Service	18.66	0.07		2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08	1.12	0.38		88
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83	0.86	0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08	1.11	0.51		108
2012 - Institutional	13.09	0.18	(d)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84	0.87	1.24	(d)	79
2012 - Service	13.11	0.15	(d)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09	1.12	1.05	(d)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85	0.86	0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10	1.11	0.61		75

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$774,581,592	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM waived $288,577 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM did not reimburse to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $20,849.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $42,686 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $875,607,048 and $1,025,258,585, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$65,381,467	$19,814,139
Net long-term capital gains	115,857,033	46,427,168
Total taxable distributions	$181,238,500	$66,241,307

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,516,192
Undistributed long-term capital gains	235,384
Total undistributed earnings	$3,751,576
Timing differences (Post October Loss Deferral, and certain REIT Adjustments)	(13,981,487)
Unrealized losses — net	(12,524,706)
Total accumulated losses — net	$(22,754,617)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2015

6.    TAX INFORMATION (continued)

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$787,106,298
Gross unrealized gain	63,209,073
Gross unrealized loss	(75,733,779)
Net unrealized security loss	$(12,524,706)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $39,729 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and results primarily from differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,719,609	$28,721,424	1,715,321	$33,575,125
Reinvestment of distributions	3,114,450	44,848,085	7,070,766	119,849,483
Shares redeemed	(7,566,438)	(128,872,863)	(6,423,243)	(125,120,050)
	(2,732,379)	(55,303,354)	2,362,844	28,304,558
Service Shares
Shares sold	2,499,549	43,059,384	3,196,021	64,259,749
Reinvestment of distributions	1,482,552	21,393,222	3,617,502	61,389,017
Shares redeemed	(6,456,250)	(110,594,491)	(3,169,219)	(61,058,949)
	(2,474,149)	(46,141,885)	3,644,304	64,589,817
NET INCREASE (DECREASE)	(5,206,528)	$(101,445,239)	6,007,148	$92,894,375

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Mid Cap Value Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$908.10		$4.09
Hypothetical 5% return	1,000	1,020.92	+	4.33
Service
Actual	1,000	906.30		5.29
Hypothetical 5% return	1,000	1,019.66	+	5.60

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 1.10% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 46.11% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $46,427,168 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2016 Goldman Sachs. All rights reserved.

VITMCVAR-16/29859-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

On July 29, 2015, the Goldman Sachs Money Market Portfolio Management Team announced that the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund will be repositioned and renamed the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund effective April 15, 2016. The repositioned and renamed fund will pursue its investment objective by investing only in government securities.

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.24% and their standardized 7-day effective yield was also 0.24% as of December 31, 2015. The Institutional Shares’ one-month simple average yield was 0.15% as of December 31, 2015. The Institutional Shares’ 7-day distribution yield as of December 31, 2015 was 0.24%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.01% and their standardized 7-day effective yield was also 0.01% as of December 31, 2015. The Service Shares’ one-month simple average yield was 0.01% as of December 31, 2015. The Service Shares’ 7-day distribution yield as of December 31, 2015 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, as the Federal Reserve (the “Fed”) kept its target rate near zero through most of 2015. At its December 2015 meeting, the Fed followed through on its widely anticipated first increase in interest rates since 2006, raising the targeted federal funds rate by 25 basis points. (A basis point is 1/100th of a percentage point.) Money market yields rose modestly toward the end of the Reporting Period as the Fed raised rates.

Central bank policy divergence was a major theme during the first quarter of 2015, with approximately 25 central banks easing policy, while the Fed contemplated policy tightening.

The European Central Bank began quantitative easing purchases through its public sector purchase program (“PSPP”), which contributed to broadly lower yields. Indeed, approximately 25% of euro-denominated sovereign debt posted negative yields.

The March 2015 Fed statement, economic projections and data points were all notably dovish, i.e. economic growth, inflation and fed funds projections were all reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive (opposite of hawkish).) Markets sharply repriced as a result. The Fed dropped the “patient” language from its forward guidance statement regarding the first interest rate hike, as widely expected. However, the Fed’s statement, press conference and projections all softened the impact of that change in language. The Fed’s economic activity assessment was also dovish, with growth at a “solid pace” downgraded to growth having “moderated somewhat.” The median projection for the fed funds rate fell 50 basis points to 0.625% at year end-2015, fell 62.5 basis points to 1.875% at year end-2016 and fell 50 basis points to 3.125% at year end-2017. The March 2015 Fed minutes released at the beginning of April 2015 pointed to a divergence of views among Fed policymakers on policy normalization and exit mechanics. New York Fed President William Dudley said a premature rate hike could potentially damage the Fed’s credibility if it forced the Fed to reverse course and lower the fed funds rate back to near zero.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

U.S. nonfarm payroll employment for March 2015 was disappointing, falling short of consensus expectations — 126,000 versus 245,000 median forecast. The U.S. unemployment rate remained steady at 5.5%, but labor force participation declined by one-tenth to 62.7%. Average hourly earnings for all workers rose 0.3% versus consensus 0.2%. As a result, the market pushed out the expected path of rate hikes.

During the second quarter of 2015, the temporary effects of a harsh winter and port closures were widely expected by the consensus to roll off and for the U.S. economy to bounce back somewhat from the prior quarter. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece. Chinese indicators exhibited a broad-based slowdown, adding to our doubts about the viability of its 7% growth target.

In the Fed’s June 2015 statement, we received updated projections as well as fed funds forecasts. While the statement acknowledged improvement in housing data, housing spending and labor market numbers, the decline in median data points conveyed more caution among the participants about the pace of the hiking cycle, with five members of the Fed forecasting just one rate hike in 2015. Fed Chair Janet Yellen also spoke in Cleveland on the economic outlook. She noted that she still expected to raise interest rates in 2015, however “unanticipated developments could delay or accelerate this first step” and the economic/inflation outlook “remains highly uncertain.” She also reiterated that the subsequent pace of increases is expected to be gradual.

U.S. non-farm payrolls for June 2015 came in slightly below expectations, at 223,000 versus 233,000 consensus, with a two-month net revision of -60,000. The U3 unemployment rate dropped closer to full employment levels, and data continued to largely come in ahead of consensus. However, broader measures of labor market slack, such as the U6/U3 gap and those working part-time involuntarily, remained elevated versus other comparable points in the monetary policy cycle. (There are various measures of labor utilization or underutilization. For example, U3 refers to total unemployed, as a percent of the civilian labor force (the official unemployment rate). U6 refers to total unemployed, plus all persons marginally attached to the labor force, plus total employed part time for economic reasons, as a percent of the civilian labor force plus all persons marginally attached to the labor force.) Wages remained below levels consistent with the Fed’s inflation portion of its mandate, though calendar effects were expected to lead to stronger wage gains in the next couple of months. The labor force participation rate also dropped sharply, to 62.6% from 62.9%.

The dominant market concerns in the third quarter of 2015 in terms of the macroeconomic environment included questions around the timing of Fed policy tightening, weaker economic growth indicators out of China along with unexpected equity volatility and currency devaluation there, and persistent weakness in commodity prices. These factors combined to weigh on global economic activity, such that U.S. economic growth became caught in the cross-currents of domestic strength versus developed market softness and emerging market volatility. Despite accommodative monetary policy across developed markets, the pace of inflation remained subdued in the world’s major economies.

During its September 2015 meeting, the Fed decided to remain on hold and sent what most perceived to be a clear dovish message to the market. Participant projections of the targeted federal funds rate and its timing shifted down and extended out, respectively. Also, projections for inflation over the next few years came down as did the expected unemployment rate. Messaging from Fed members increasingly indicated a desire to raise rates in 2015 however.

U.S. non-farm payrolls indicated 142,000 new jobs in August 2015, below market expectations of approximately 200,000. The unemployment rate remained at 5.1%. The U.S. Institute for Supply Management (“ISM”) Manufacturing Purchasing Managers’ Index declined to 50.2 in September 2015 from 51.1 in August 2015. Core inflation was flat at 1.8% year over year in September 2015.

After much anticipation, the fourth quarter of 2015 saw the Fed deliver the first interest rate hike since 2006. Outside of the U.S., the global monetary policy environment remained highly accommodative. Although the U.S. economy continued to display a positive growth trend at the conclusion of 2015, economic growth in other developed countries had softened, and emerging market economies broadly weakened largely due to weakness in commodity prices and concerns around a slowdown in China’s economy. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies during the fourth calendar quarter.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero through much of the Reporting Period, money market yields remained anchored near the same level with little difference between maturities. That said, the money market yield curve, or spectrum of maturities, did steepen somewhat during the Reporting Period, as longer-term rates rose slightly. The Fund remained highly liquid throughout.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

During the first quarter of 2015, general collateral repurchase agreements (“repo”) cheapened, and rates stayed elevated above the Fed’s reverse repurchase program (“RRP”) facility rate, spiking particularly at quarter end due to tight balance sheets. At that time, we entered a period of seasonal bill paydowns, which began in earnest in mid-April 2015 when the U.S. Treasury reduced issuance as a result of an influx of revenue from tax receipts. This exacerbated supply/demand dislocations at the short-term end of the yield curve. We had a bias to keep the Fund’s weighted average maturity long and targeted a 40 to 55 day range.

The end of the second quarter of 2015 presented wide gaps in repo levels, with significant spreads, or differentials, between bilateral funding levels, interdealer funding levels and execution levels for money market funds, as market participants unable to efficiently use balance sheets were forced to invest at expensive levels. Repo balances for money market funds came down as expected, and market usage of the Fed’s RRP facility overall was in line with recent quarter ends — approximately $400 billion of a total of $500 billion in available capacity. In the Fund, our focus remained on maintaining high levels of liquidity ahead of what we expect could be a rotation of cash from prime to government money market funds, as we approach implementation of money market fund reform deadlines. We shortened the Fund’s weighted average maturity range during the second quarter of 2015 to 25 to 40 days.

The end of the third quarter of 2015 saw the biggest take-up at the RRP facility since it was instituted, with $475 billion in total bids across the two term auctions and the overnight facility and $450 billion in total take-up. The total bids across all three auctions slightly exceeded year-end 2014. We continued to see a challenging technical environment at the front end of the yield curve. Sharp bill pay-downs as a result of debt ceiling constraints, quarter-end balance sheet pressures and a contingent of front-end investors caught off-guard by the Fed remaining on hold all contributed. Short bills were offered at negative levels into 2016, and liquidity was challenged across the board as the U.S. Treasury cut bill supply. Our focus in the Fund remained on maintaining high levels of liquidity and shorter maturities ahead of what we expected to be a rotation of cash from prime to government money market funds as we approached implementation of money fund reform. The Fund’s weighted average maturity range during the third quarter of 2015 was 20 to 35 days.

In the fourth quarter, the Fed followed through on its widely anticipated first increase in interest rates since 2006, raising the targeted federal funds rate 25 basis points. To date through the end of 2015, the fed funds effective rate traded in the mid-30s, essentially right in the middle of the target range, except for a dip over year end. Consensus expectations at the end of 2015 were for four more rate hikes in 2016 and for a rate of 3.5% over the longer term. The Fed’s statement was moderately dovish, as it stressed a gradual path of hikes and noted that inflation expectations had “edged down.” The Fed’s statement and press conference also stressed the importance of inflation in the glide path for normalization, implying that balance sheet reduction is still a ways off. LIBOR rates showed a decent increase in the week following the Fed’s announcement. Fed RRP usage totaled $475 billion over year-end 2015, matching the amount taken down at the end of the third calendar quarter. We expect the take-up to increase, as we see a rotation of cash out of prime money market funds and into government money market funds due to money market reform. The Fed also raised the cap on the RRP family to $2 trillion, or all of the U.S. Treasuries it owns that are eligible to be pledged in the RRP. However, in an unexpected twist, the Fed set the term facility rate spread over the overnight facility to zero, effectively eliminating any incentive to use anything other than the overnight offering. The Fund’s weighted average maturity began the fourth quarter of 2015 in the 15 to 25 day range. We subsequently lengthened the Fund’s weighted average maturity as the fourth calendar quarter progressed, ending in the 45 to 55 day range.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was still fairly flat through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2014, the Fund’s weighted average maturity was 46 days. During the first quarter of 2015, we maintained the Fund’s weighted average maturity in a 40 to 55 day range. During the second quarter of 2015, we maintained the Fund’s weighted average maturity in a 25 to 40 day range. During the third quarter of 2015, we maintained the Fund’s weighted average maturity in a 20 to 35 day range. During the fourth quarter of 2015, we targeted a weighted average maturity for the Fund in a 15 to 25 day range initially and extended throughout the quarter, ending in a 45 to 55 day range. Throughout the Reporting Period, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

weighted average maturity on December 31, 2015 was 52 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 112 days as of December 31, 2015. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to manage potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

Going forward, we expect the Fed to continue to monitor income economic releases, preach data dependence and evaluate remaining labor market slack as it determines the optimal timing for its next interest rate increase. We expect normalization to continue into 2016.

Given our view, we expect to keep the Fund conservatively positioned as we continue to focus on preservation and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

As we approach April 15, 2016, which as indicated above is when we expect the Fund to be repositioned as a government money market fund, we intend to gradually increase its holdings of U.S. government securities. Please note that while there were no significant regulatory developments on the money market reform front during the Reporting Period, on July 23, 2014, the Securities and Exchange Commission (“SEC”) had adopted amendments to the rules that govern money market funds, which significantly changed the way certain money market funds will be required to operate. To qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in government securities, cash or repurchase agreements collateralized by government securities or cash, and so we expect to gradually allocate a larger percentage of the Fund’s assets to government securities ahead of its repositioning in April 2016. As a government money market fund, the Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

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FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 20.8%
Adventist Health System/Sunbelt Obligated Group
$3,000,000	0.508%		01/27/16	$2,998,917
Albion Capital LLC
10,000,000	0.407		01/21/16	9,997,778
Electricite de France
3,000,000	0.766		01/15/16	2,999,125
Gotham Funding Corp.
3,000,000	0.396		01/22/16	2,999,317
Kaiser Foundation Hospitals
5,000,000	0.457		02/17/16	4,997,062
Liberty Street Funding LLC
5,000,000	0.664		03/16/16	4,993,229
Matchpoint Finance PLC
5,000,000	0.519		02/17/16	4,996,671
National Australia Bank Ltd.
5,000,000	0.664		03/21/16	4,992,778
Old Line Funding Corp.
3,000,000	0.797		04/14/16	2,993,240
Regency Markets No. 1 LLC
8,554,000	0.427		01/15/16	8,552,603
Thunder Bay Funding, Inc.
10,000,000	0.766		04/11/16	9,978,958
Trinity Health Corp.
3,000,000	0.457		01/26/16	2,999,063
Victory Receivables Corp.
5,000,000	0.376		01/14/16	4,999,332

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$68,498,073

U.S. Government Agency Obligations – 27.7%
Federal Farm Credit Bank
$200,000	0.530	%(a)	07/27/16	$199,983
1,000,000	0.411	(a)	09/14/16	1,000,000
10,000,000	0.479	(a)	05/23/17	10,000,000
1,000,000	0.329	(a)	08/01/17	999,222
Federal Home Loan Bank
3,000,000	0.270		02/10/16	2,999,888
1,000,000	0.340		03/08/16	999,975
1,000,000	0.330		03/09/16	999,957
1,000,000	0.340		03/09/16	999,975
17,500,000	0.489		03/09/16	17,484,133
2,500,000	0.449		03/18/16	2,497,647
1,000,000	0.449		03/23/16	998,998
16,000,000	0.255		04/20/16	15,987,778
1,000,000	0.561		05/27/16	997,754
1,250,000	0.243	(a)	06/02/16	1,249,723
3,000,000	0.603		06/22/16	2,991,494
2,500,000	0.603		06/24/16	2,492,830
3,500,000	0.613	(b)	07/05/16	3,489,325
1,000,000	0.498	(a)	09/22/16	999,998
Federal Home Loan Mortgage Corporation
10,000,000	0.407	(a)	04/20/17	9,998,009
6,099,000	0.328	(a)	04/26/17	6,098,195

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$1,225,000	0.422	%(a)	07/20/17	$1,223,852
Overseas Private Investment Corp. (USA)
4,500,000	0.330	(a)	01/07/16	4,500,000
2,000,000	0.420	(a)	01/07/16	2,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$91,208,736

U.S. Treasury Obligations – 14.4%
United States Treasury Floating Rate Notes
$17,200,000	0.329	%(a)	04/30/16	$17,202,870
9,000,000	0.330	(a)	07/31/16	9,002,236
United States Treasury Notes
3,000,000	1.500		06/30/16	3,015,493
3,500,000	3.250		06/30/16	3,545,701
12,900,000	4.875		08/15/16	13,231,178
250,000	3.000		09/30/16	254,343
1,200,000	4.625		11/15/16	1,240,498

TOTAL U.S. TREASURY OBLIGATIONS				$47,492,319

Variable Rate Municipal Debt Obligations(a) – 6.9%
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
$10,250,000	0.670	%(c)	01/07/16	$10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
5,904,000	0.420		01/07/16	5,904,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (BMO Harris Bank N.A., SPA)
250,000	0.010		01/07/16	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.350		01/07/16	1,000,000
Providence Health & Services Obligated Group VRDN RB (U.S. Bank N.A., SBPA)
800,000	0.470		01/07/16	800,000
Tampa, Florida Revenue for Allegany Health Systems – St. Mary’s VRDN RB P-Floats Series 2014-TNP-1011 (Bank of America N.A., LIQ)
4,440,000	0.450	(c)	01/01/16	4,440,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$22,644,000

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(a) – 10.5%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.485	%(c)	05/16/16	$5,000,000
Bank of Nova Scotia (The)
5,000,000	0.548		05/23/16	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
8,970,000	0.857	(c)	02/26/16	8,974,690
JPMorgan Chase Bank N.A.
4,000,000	0.612		04/07/16	4,000,000
Svenska Handelsbanken AB
5,000,000	0.584	(c)	05/04/16	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.740		05/19/16	2,500,000
Westpac Banking Corp.
4,000,000	0.674	(c)	05/31/16	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$34,474,690

Yankee Certificates of Deposit – 2.3%
Credit Industriel et Commercial
$5,000,000	0.650%		03/16/16	$5,000,000
Standard Chartered Bank
2,500,000	0.650		03/23/16	2,500,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$7,500,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$271,817,818

Repurchase Agreements(d) – 18.5%
BNP Paribas Securities Corp.
$5,000,000	0.540%(a)		01/07/16	$5,000,000
Maturity Value: $5,021,150
Settlement Date: 04/08/15
Collateralized by a mortgage-backed obligation, 4.822%, due 01/25/24. The market value of the collateral, including accrued interest, was $6,250,001.

Joint Repurchase Agreement Account III
56,000,000	0.336		01/04/16	56,000,000
Maturity Value: $56,002,090

TOTAL REPURCHASE AGREEMENTS				$61,000,000

TOTAL INVESTMENTS – 101.1%				$332,817,818

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%				(3,473,215)

NET ASSETS – 100.0%				$329,344,603

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(b)	All or a portion represents a forward commitment.
(c)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At December 31, 2015, these securities amounted to $37,664,690 or approximately 11.4% of net assets.
(d)	Unless noted, all repurchase agreements were entered into on December 31, 2015. Additional information on Joint Repurchase Agreement Account III appears on page 9.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 4, 2016, as follows:

Principal Amount	Maturity Value	Collateral Value
$56,000,000	$56,002,090	$57,535,883

REPURCHASE AGREEMENTS — At December 31, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.330%	$4,567,700
Bank of America, N.A.	0.310	7,612,833
BNP Paribas Securities Corp.	0.310	9,820,555
Citigroup Global Markets, Inc.	0.340	4,567,700
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.310	1,263,730
TD Securities USA, LLC	0.360	9,135,400
Wells Fargo Securities, LLC	0.350	19,032,082
TOTAL		$56,000,000

At December 31, 2015, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 6.500%	07/01/25 to 12/01/45
Federal National Mortgage Association	2.500 to 5.500	12/01/25 to 01/01/46
Government National Mortgage Association	3.000 to 7.000	05/15/27 to 12/20/45
U.S. Treasury Bills	0.000	01/07/16 to 06/23/16
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/24 to 05/15/42
U.S. Treasury Notes	2.000 to 2.125	09/30/20 to 12/31/21

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments based on amortized cost	$271,817,818
Repurchase agreements based on amortized cost	61,000,000
Cash	57,288
Receivables:
Fund shares sold	75,065
Interest	329,109
Reimbursement from investment adviser	78,372
Total assets	333,357,652

Liabilities:
Payables:
Investment securities purchased	3,489,325
Fund shares redeemed	393,814
Management fees	56,515
Distribution and Service fees and Transfer Agent fees	45,903
Accrued expenses	27,492
Total liabilities	4,013,049

Net Assets:
Paid-in capital	329,343,119
Accumulated net realized gain from investments	1,484
NET ASSETS	$329,344,603
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$1,142,618
Service Shares	328,201,985
Total Net Assets	$329,344,603
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	1,142,612
Service Shares	328,200,488

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment Income:

Interest	$802,103

Expenses:
Distribution and Service fees — Service Shares	779,315
Management fees	640,413
Professional fees	87,466
Transfer Agent fees(a)	62,479
Custody, accounting and administrative services	58,965
Printing and mailing costs	57,256
Trustee fees	26,734
Other	26,406
Total expenses	1,739,034
Less — expense reductions	(954,254)
Net expenses	784,780
NET INVESTMENT INCOME	17,323
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	1,557
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,880

(a) Institutional and Service Shares incurred Transfer Agent fees of $134 and $62,345, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$17,323	$10,306
Net realized gain from investment transactions	1,557	10,720
Net increase in net assets resulting from operations	18,880	21,026

Distributions to shareholders:
From net investment income:
Institutional Shares	(179)	(29)
Service Shares	(17,144)	(10,277)
From net realized gains:
Institutional Shares	(3)	(1)
Service Shares	(1,874)	(9,168)
Total distributions to shareholders	(19,200)	(19,475)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	206,637,372	160,663,051
Reinvestment of distributions	19,200	19,475
Cost of shares redeemed	(184,078,571)	(170,346,403)
Net increase (decrease) in net assets resulting from share transactions	22,578,001	(9,663,877)
TOTAL INCREASE (DECREASE)	22,577,681	(9,662,326)

Net assets:

Beginning of year	306,766,922	316,429,248

End of year	$329,344,603	$306,766,922

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$1.00	$—	(d)	$—	(d)	$1.00	0.02%	$1,143	0.23%		0.31%		0.03%
2015 - Service	1.00	—	(d)	—	(d)	1.00	0.01	328,202	0.26		0.56		0.01
2014 - Institutional	1.00	—	(d)	—	(d)	1.00	0.01	773	0.23		0.31		0.03
2014 - Service	1.00	—	(d)	—	(d)	1.00	0.01	305,994	0.24		0.56		—	(e)
2013 - Institutional(f)	1.00	—	(d)	—	(d)	1.00	0.01	25	0.24	(g)	0.36	(g)	0.04	(g)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01	316,404	0.28		0.55		—	(e)
2012 - Service	1.00	—	(d)	—	(d)	1.00	0.01	357,545	0.35		0.53		—	(e)
2011 - Service	1.00	—	(d)	—	(d)	1.00	0.01	144,173	0.30		0.66		0.01

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Commenced operations on October 16, 2013.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014, were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$17,396	$19,223
Net long-term capital gains	1,804	252
Total taxable distributions	$19,200	$19,475

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income – net	$1,484

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2015

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Fund at amortized cost. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of December 31, 2015, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $237,765 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2015, Goldman Sachs, as the investment advisor, distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and service plan fees and the transfer agent fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2015	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2015
Management Fee	0.205%	0.204%	0.205%	0.204%
Distribution and Service Fees	N/A	N/A	0.25	0.03
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.23%		0.26%

(a)	Amount is less than 0.005% of average net assets.

N/A - Fees not applicable to respective share class.

For the fiscal year ended December 31, 2015, Goldman Sachs waived $4,472, $702,927 and $9,090 in management, distribution and service fees, and transfer agency fees, respectively.

For the fiscal year ended December 31, 2015, the amounts owed to affiliates of the Fund were $56,515, $40,390 and $5,513 for management, distribution and service fees, and transfer agency fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended December 31, 2015, there were no purchase or sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2015

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position that it ordinarily would.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    OTHER MATTERS

On June 10, 2015, the Trustees approved a plan to convert the Fund from a “prime money market fund” to a “government money market fund” as defined by amended Rule 2a-7 under the Act. The Fund will be renamed the Goldman Sachs Government Money Market Fund, and will pursue its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Act, and repurchase agreements collateralized by such securities. GSAM expects that these changes will become effective on or after April 15, 2016.

8.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

9.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014
Institutional Shares
Shares sold	2,610,668	1,028,618
Reinvestment of distributions	182	30
Shares redeemed	(2,241,115)	(280,777)
	369,735	747,871
Service Shares
Shares sold	204,026,704	159,634,433
Reinvestment of distributions	19,018	19,445
Shares redeemed	(181,837,456)	(170,065,626)
	22,208,266	(10,411,748)
NET INCREASE (DECREASE) IN SHARES	22,578,001	(9,663,877)

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Money Market Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value 12/31/15		Expenses Paid for the 6 months Ended 12/31/15*
Institutional Shares
Actual	$1,000.00	$1,000.10		$1.13
Hypothetical 5% return	1,000.00	1,024.07	+	1.15
Service Shares
Actual	1,000.00	1,000.03		1.29
Hypothetical 5% return	1,000.00	1,023.92	+	1.30

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.22% and 0.26% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Money Market Fund designates $1,804, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

25

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2016 Goldman Sachs. All rights reserved.

VITMMAR-16/29862-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolio. For additional information concerning the risks applicable to the Portfolio, please see the Portfolio’s Prospectuses and the Prospectuses of the Underlying Funds.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Portfolio’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolio.

The Multi-Strategy Alternatives Portfolio invests primarily in affiliated variable insurance funds and mutual funds (“underlying funds”) that provide exposure to liquid alternatives strategies and real assets. The Portfolio may also invest directly in other securities, including exchange-traded funds (“ETFs”). The Portfolio is intended for investors seeking long-term growth of capital. Through its investments in the underlying funds and ETFs, the Portfolio indirectly invests in equity securities, fixed income and/or floating rate securities, mortgage-backed and asset-backed securities, currencies, and restricted securities. In addition, the Portfolio and certain underlying funds may invest in derivatives including futures contracts, swaps, options, forward contracts and other instruments.

The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity (including master limited partnerships, real estate investment trusts and mid- and small-cap securities), fixed income (including non-investment grade securities, loans, mortgage-backed and asset-backed securities), foreign and emerging countries, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, is expected to change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The investment program of the Portfolio is speculative, entails substantial risks and includes investment in underlying funds that utilize alternative investment techniques not employed by traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. The Portfolio’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Portfolio will be achieved.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Advisor, Institutional and Service Shares generated average annual total returns of -4.89%, -4.51% and -4.76%, respectively. These returns compare to the 0.25% average annual total return of the Portfolio’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The Portfolio’s performance during the Reporting Period was driven by four main themes — divergence in central bank monetary policy, strengthening of the U.S. dollar, concerns about Chinese and global economic growth, and increased volatility in the financial markets.

Divergence in central bank monetary policy unfolded across regions, particularly in developed markets where a low inflationary environment persisted, throughout the Reporting Period. The European Central Bank (“ECB”) and the Bank of Japan maintained accommodative monetary policies, while the Federal Reserve (the “Fed”) raised short-term interest rates in December 2015, lifting the target federal funds rate from near zero to a range between 0.25% and 0.50%.

The U.S. dollar appreciated versus major global currencies during the Reporting Period, helped by improving U.S. macroeconomic data and widespread monetary easing outside the U.S. The strength of the U.S. dollar, along with commodity price weakness, led to the significant underperformance of riskier emerging markets asset classes. Commodity prices, which first began falling in mid-2014, continued to decline throughout the Reporting Period, with negative impacts on energy-related sectors in both the equities and fixed income markets, most notably in the high yield corporate bond market.

Global economic growth concerns were dominated during the first half of the Reporting Period by questions about the future of the European Union, specifically Greece’s ability to meet its debt obligations, the outcome of a referendum on international creditors’ austerity demands and Greece’s membership in the European Union. Risks of a Greek exit declined with an agreement in July 2015. Concerns then centered on China, where signs of slowing economic growth raised concern about the outlook for the global economy.

These global economic growth concerns contributed to increased volatility across most global asset classes during the second half of the Reporting Period. Volatility increased amidst the turmoil surrounding Greece and later spiked in August 2015 following China’s surprise devaluation of the renminbi and a sharp sell-off in global equities. Volatility remained elevated through the remainder of the Reporting Period on investor concerns and uncertainty around slowing growth in China, diverging global monetary policy and commodities’ oversupply.

In this environment, growth-oriented investments and riskier asset classes were modestly rewarded, though with significant divergence in performance across regions and specific asset classes. Collectively, momentum or trend-following1 strategies outperformed traditional equity and fixed income classes. Amid the volatility during the Reporting Period, trend-following strategies performed well because they provided the ability to scale in and out of positions over different time horizons in a systematic fashion.

[1]	In trend-following strategies, investment decisions are based on trends in asset classes over time.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: strategic asset allocation to market exposures, short-term tactical allocation and excess returns from investments in underlying funds. During the Reporting Period, the Portfolio underperformed relative to its benchmark due primarily to its strategic allocations to equities and commodities. These results were partially offset by the Portfolio’s strategic allocations to satellite real asset classes, such as U.S. and international real estate securities and global public infrastructure.

Tactical asset allocation overall added to the Portfolio’s returns, led by short-term tactical allocations to European equities and U.S. large-cap equities. Both of these positions were managed throughout the Reporting Period to increase the Portfolio’s risk exposure opportunistically and to secure gains based on the Goldman Sachs Global Portfolio Solutions Team’s (the “Team”) fundamental views. In addition, the Team’s decision to underweight the Portfolio’s core allocation to commodities was advantageous. Commodities were pressured during the Reporting Period by the ongoing drop in oil prices amidst oversupply concerns, sluggish global economic growth and geopolitical worries. The Portfolio also benefited from the Team’s decision to reduce its explicit exposure to energy commodities, which was accomplished by switching the implementation of this positioning from the Goldman Sachs Commodity Strategy Fund, benchmarked to the energy-heavy S&P GSCI® Index, to the Goldman Sachs Dynamic Commodity Strategy Fund, which is benchmarked to the equal sector-weighted Bloomberg Commodity Index.

After accounting for their market exposures, overall investments in underlying funds, especially those with equity exposure, detracted broadly from the Portfolio’s results. In particular, two of the Portfolio’s underlying funds — the Goldman Sachs Long Short Fund and the Goldman Sachs Absolute Return Tracker Fund — underperformed their respective benchmarks. The Goldman Sachs Long Short Fund underperformed its benchmark primarily because of challenging stock selection and headline risk surrounding stocks in the health care and financials sectors. The Goldman Sachs Absolute Return Tracker Fund underperformed its benchmark primarily due to its long exposure to emerging markets equities. Also during the Reporting Period, the Goldman Sachs Dynamic Emerging Markets Debt Fund underperformed its benchmark, as the U.S. dollar appreciated and corporate credit came under pressure due to spread widening. (Spreads are yield differentials versus duration-equivalent U.S. Treasury securities.) On the positive side, the Portfolio was helped by its investments in the Goldman Sachs Long Short Credit Fund and the Goldman Sachs Fixed Income Macro Strategies Fund, both of which benefited from actively reducing or removing exposure to commodities during the Reporting Period. Both underlying funds were also helped by their investments in select higher quality corporate credit, which fared better than many other asset classes as investors sought to reduce their risk exposure during the second half of the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 75.7% in liquid alternative strategies, 15.3% in real assets and 5.2% in cash and cash equivalents. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), and emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”)). The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 3.8% of its total net assets invested in tactical exposures.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period overall, the Portfolio maintained an overweight in liquid alternatives and an underweight in real assets to express the Team’s view that relatively unconstrained strategies may continue to benefit from the flexibility to go long and short in an uncertain market environment.

At the beginning of the Reporting Period, the Team adopted a tactical allocation to European large-cap stocks, accomplished by reducing the Portfolio’s position in U.S. large-cap stocks. This relative value country view was initiated based on a preference for European risk assets against the supportive backdrop of the ECB’s quantitative easing program and with the expectation that lower oil prices and a weaker euro would boost corporate earnings. (Relative value is attractiveness measured in terms of risk, liquidity and the return of one investment relative to another.) To limit the potential negative impact on U.S.-based investors of the euro’s depreciation, the Team selected a currency-hedged position, which was increased and decreased throughout the Reporting Period as the Team saw opportunities to increase risk exposure and capture gains. At the beginning of June 2015, the size of this position was

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

halved because the Team expected European equity market volatility to increase as Greek debt negotiation deadlines approached. The Team reallocated the proceeds to U.S. large-cap equities on the belief they would fare better than European equities if Greece ultimately left the European Union. Subsequently, this allocation was shifted back to European equities, as the Team believed the risk and reward trade-off for U.S. large-cap equities might not be as attractive given there was limited room for multiples expansion. (Multiples expansion is an increase in the price-earnings ratio, or multiple, of a stock or group of stocks.)

During the middle of the Reporting Period, the Team established an underweight allocation to commodities based on a view that there was limited upside potential to a rally in oil prices because of expected supply-side dynamics. In addition, as mentioned previously, the Team reduced the Portfolio’s explicit exposure to energy commodities by eliminating its investment in the Goldman Sachs Commodity Strategy Fund, benchmarked to the energy-heavy S&P GSCI® Index, and reallocating the proceeds to the Goldman Sachs Dynamic Commodity Strategy Fund, which is benchmarked to the equal sector-weighted Bloomberg Commodity Index.

During the Reporting Period overall, within the Portfolio’s allocation to satellite real asset classes, the Team decreased allocations to U.S. and international public real estate and added allocations to commodities and emerging markets debt.

In addition, during the Reporting Period overall, the Team adjusted the Portfolio’s asset allocation to more evenly balance the different sources of active risk in the Portfolio, particularly across its fixed income investments. These changes translated into a smaller allocation to momentum and hedge fund replication strategies, accomplished, respectively, through investments in the Goldman Sachs VIT Global Trends Allocation Fund2 and the Goldman Sachs Absolute Return Tracker Fund. Some of the proceeds were also invested in a new underlying fund — the Goldman Sachs Long Short Fund — that allows the Portfolio to access an additional fundamental, equity long-short risk factor in its liquid alternatives strategies. The rest of the proceeds were invested in a new short volatility strategy, implemented through an exchange traded fund (“ETF”), which seeks to benefit from periods of declining volatility, as measured by the CBOE Volatility Index® (“VIX®”). This short volatility strategy gives the Portfolio access to an additional source of potentially uncorrelated returns via the volatility risk premium and convexity risk factor in a capital efficient manner. (Volatility risk is the risk of a change of a portfolio’s price as a result of changes in the volatility of a risk factor. Convexity risk is the probability of loss resulting from adverse changes in the price of a trading position due to changes in the yield of the underlying asset.)

At the end of the Reporting Period, the Team added a new long-short emerging market equity strategy that seeks to go long select emerging market securities while seeking to hedge emerging markets equity beta. This is a complement to the existing lineup of strategies that feature a range of active return sources, without overexposing the Portfolio to pure emerging markets equity beta on which the Team currently has a less favorable view. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.)

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 75.8% in liquid alternative strategies, 13.7% in real assets and 2.6% in cash. The Portfolio had 7.9% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio made limited use of derivatives. It used equity futures to replicate U.S. large cap equity and European equity exposures, reflecting a shift in implementation from ETFs. Given this change was made at the very end of the Reporting Period, the use of equity futures did not meaningfully add to or detract from the Portfolio’s performance beyond the returns expected of the asset classes these derivatives sought to replicate. Additionally, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

[2]	Effective on April 30, 2015, the name of the Goldman Sachs VIT Global Markets Navigator Fund changed to the Goldman Sachs VIT Global Trends Allocation Fund. At the same time, the Underlying Fund’s investment objective and benchmark index also changed. Before April 29, 2015, the Underlying Fund’s investment objective was to seek to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator IndexTM. As of April 29, 2015, the Underlying Fund’s investment objective is to seek total return while seeking to provide volatility management. The Underlying Fund’s benchmark index changed from the GS Global Markets Navigator IndexTM to the Global Trends Allocation Composite Index, which is composed of the MSCI World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

What is the Portfolio’s tactical view and strategy for the months ahead?

When the Reporting Period began, the Portfolio was positioned for a market environment supportive of risk assets, with an overweight in riskier asset classes and an underweight in U.S. government bonds. The Team also anticipated increased divergence in performance across regions, driven by macroeconomic events and monetary policy decisions — a view borne out during the Reporting Period. Looking ahead, the Team expects the divergence in monetary policy between the U.S. and the rest of the world to become further pronounced given the Fed’s decision in December 2015 to raise rates. At the end of the Reporting Period, the Team believed the macroeconomic environment remained supportive of risk assets, especially those opportunities that offer good value. In this environment, the Team expected to emphasize the importance of relative value views that seek to take advantage of fundamental dislocations as long-term trends struggle to materialize in a shifting market.

Regarding the U.S., the Team continues to have confidence in its economic expansion. Although data surprised to the downside near the end of the Reporting Period, the Team believes the U.S. labor market still appeared robust and the U.S. savings rate had room to decline from its rather high level. Both factors, in the Team’s view, should support consumption and continued economic growth. The Team expects interest rates to remain somewhat range bound as accommodative monetary policies are maintained internationally. The Team also remains focused on the pacing of future Fed rate hikes as the short-term rate markets appeared extremely dovish — even complacent, in the Team’s view — at the end of the Reporting Period given the potential for higher U.S. inflation and better than expected U.S. growth. (Dovish tends to suggest lower interest rates.)

Outside the U.S., the Team still has a positive view on Europe, as the recent data remained supportive of continued recovery, with improved credit availability being one of the potential drivers along with a weaker euro, easy financial conditions and a supportive fiscal impulse. (Fiscal impulse is the initial stimulus to aggregate demand arising from fiscal policy from whatever source, whether discretionary or otherwise, during a given period.) Overall, the Team believes the quantitative easing programs of central banks, such as those of the ECB and the Bank of Japan, will continue to put pressure on U.S. bond yields. Accordingly, the Team plans to continue assessing the impact of global monetary policy divergence. The Team expects that Chinese economic growth will remain muted over the long term but believes that policy measures may provide some support in the near term.

Going forward, the Team intends to continue to look for opportunities to shift the Portfolio from passive market exposures to positions based on selective views and strategies that emphasize active risk. The Team believes the environment may reward a more selective and less broad-brush approach to Portfolio positioning.

Relative to equities, the Team expects the asset class to benefit from slowly improving conditions in developed markets, low levels of inflation and supportive monetary policy. The Portfolio was positioned at the end of the Reporting Period for an uptick in global economic growth, and the Team continues to believe global equity markets, particularly in select developed markets such as the U.S. and Europe, are compelling given the Team’s expectations of attractive earnings growth, an increasingly stable macroeconomic environment and monetary policy support.

Within fixed income, the Team remains focused on quality in the Portfolio’s high yield corporate bond investments. Risk appetite was broadly dampened after a sharp selloff in the U.S. high yield corporate bond market near the end of the Reporting Period, which was also hurt by the drop of crude oil prices to their lowest level since 2004.

Within currencies, the Team expects continued U.S. dollar appreciation and has a less favorable view of emerging markets currencies given modest global economic growth expectations and soft commodity prices.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

The BoA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The S&P GSCI is the first major investable commodity index. It is one of the most widely recognized benchmarks that is broad-based and production weighted to represent the global commodity market beta. The index is designed to be investable by including the most liquid commodity futures, and provides diversification with low correlations to other asset classes.

The Bloomberg Commodity Index Total Return is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually, weighted two thirds by trading volume and one third by world production, and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from the sixth to tenth business day based on the roll schedule.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

“GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by Goldman Sachs Asset Management, L.P. in connection with the Goldman Sachs Global Markets Navigator Fund (the “Fund”). As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the fund.

6

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Since Inception	Inception Date
Institutional	-4.51%	-3.08%	4/25/14
Service	-4.76	-3.34	4/25/14
Advisor	-4.89	-3.48	4/25/14

[1]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.66%	21.64%
Service	0.91	22.02
Advisor	1.06	14.40

[2]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and ETF reflects the value of that underlying fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the LIBOR Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Portfolio level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2015.

Cumulative Total Return through December 31, 2015	One Year	Since Inception
Institutional (Commenced April 25, 2014)	-4.51%	-3.08%
Service (Commenced April 25, 2014)	-4.76%	-3.34%
Advisor (Commenced April 25, 2014)	-4.89%	-3.48%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2015

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 90.4%
Equity – 28.5%
145,585	Goldman Sachs Long Short Fund	$1,343,748
90,223	Goldman Sachs VIT Global Trends Allocation Fund	982,531
33,215	Goldman Sachs Emerging Markets Equity Fund	510,845
5,421	Goldman Sachs Real Estate Securities Fund	108,252
15,280	Goldman Sachs International Real Estate Securities Fund	90,303

		3,035,679

Fixed Income – 61.9%
155,831	Goldman Sachs Strategic Income Fund	1,499,095
165,299	Goldman Sachs Absolute Return Tracker Fund	1,464,549
139,615	Goldman Sachs Fixed Income Macro Strategies Fund	1,235,596
116,069	Goldman Sachs Long Short Credit Strategies Fund	1,092,205
101,433	Goldman Sachs Dynamic Emerging Markets Debt Fund	789,146
83,020	Goldman Sachs Dynamic Commodity Strategy Fund	502,270

		6,582,861

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 90.4%
(Cost $10,292,288)		$9,618,540

Exchange Traded Funds – 2.3%
2,729	PowerShares DB Gold Fund	$94,587
1,763	ProShares Short VIX Short-Term Futures ETF	88,944
307	SPDR S&P 500 ETF Trust	62,594

TOTAL EXCHANGE TRADED FUNDS
(Cost $262,585)		$246,125

Shares	Description Rate	Value
Investment Company(a)(b) – 7.6%
Goldman Sachs Financial Square Government Fund — FST Shares
812,720	0.185%	$812,720
(Cost $812,720)

TOTAL INVESTMENTS – 100.3%
(Cost $11,367,593)		$10,677,385

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(31,584)

NET ASSETS – 100.0%		$10,645,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	11	March 2016	$392,338	$5,824
mini MSCI Emerging Markets Index Futures	(13)	March 2016	(511,875)	7,409
S&P 500 E-Mini Index	3	March 2016	305,310	429
TOTAL				$13,662

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in Affiliated Underlying Funds, at value (cost $11,105,008)	$10,431,260
Investments, at value (cost $262,585)	246,125
Cash	76,935
Receivables:
Collateral on certain derivative contracts	78,183
Portfolio shares sold	24,046
Dividends	2,075
Total assets	10,858,624

Liabilities:
Variation margin on certain derivative contracts	426
Payables:
Expense Reimbursement to Investment Advisor	127,351
Distribution and Service fees and Transfer Agency fees	3,410
Portfolio shares redeemed	11,519
Accrued expenses	70,117
Total liabilities	212,823

Net Assets:
Paid-in capital	11,517,739
Undistributed net investment income	2,719
Accumulated net realized loss	(198,149)
Net unrealized loss	(676,508)
NET ASSETS	$10,645,801
Net Assets:
Institutional	$957,754
Service	21,618
Advisor	9,666,429
Total Net Assets	$10,645,801
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	104,705
Service	2,366
Advisor	1,059,859
Net asset value, offering and redemption price per share:
Institutional	$9.15
Service	9.14
Advisor	9.12

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:
Dividends from Affiliated Underlying Funds	$207,541
Dividends from Unaffiliated Funds	8,528
Total investment income	216,069

Expenses:
Amortization of offering costs	83,023
Professional fees	73,860
Printing and mailing costs	39,349
Custody, accounting and administrative services	28,507
Distribution and Service fees(a)	27,944
Trustee fees	19,661
Management fees	11,977
Transfer Agency fees(a)	1,598
Other	2,961
Total expenses	288,880
Less — expense reductions	(243,562)
Net expenses	45,318
NET INVESTMENT INCOME	170,751

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(174,351)
Investments	(25,418)
Capital gain distributions from Affiliated Underlying Funds	43,959
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	(558,219)
Investments	(21,088)
Futures contracts	13,662
Net realized and unrealized loss	(721,455)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(550,704)

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Advisor	Service	Advisor	Institutional	Service
$27,910	$34	$1,395	$199	$4

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$170,751	$24,303
Net realized gain (loss)	(155,810)	32,232
Net change in unrealized loss	(565,645)	(110,863)
Net decrease in net assets resulting from operations	(550,704)	(54,328)

Distributions to shareholders:
From net investment income
Institutional Shares	(20,864)	(12,295)
Service Shares	(439)	(103)
Advisor Shares	(183,729)	(36,975)
From net realized gains
Institutional Shares	(1,452)	(181)
Service Shares	(33)	(2)
Advisor Shares	(14,588)	(570)
Total distributions to shareholders	(221,105)	(50,126)

From share transactions:
Proceeds from sales of shares	9,018,089	4,570,440
Reinvestment of distributions	221,105	50,126
Cost of shares redeemed	(2,079,723)	(257,973)
Net increase in net assets resulting from share transactions	7,159,471	4,362,593
TOTAL INCREASE	6,387,662	4,258,139

Net assets:

Beginning of year	4,258,139	—
End of year	$10,645,801	$4,258,139
Undistributed net investment income	$2,719	$45

(a) Commenced operations on April 25, 2014

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized loss	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2015 - Institutional	$9.81	$0.20	$(0.65)	$(0.45)	$(0.20)	$(0.01)		$(0.21)	$9.15	(4.51)%	$958	0.22%		4.40%		2.02%		53%
2015 - Service	9.81	0.24	(0.71)	(0.47)	(0.19)	(0.01)		(0.20)	9.14	(4.76)	22	0.48		3.33		2.54		53
2015 - Advisor	9.79	0.21	(0.69)	(0.48)	(0.18)	(0.01)		(0.19)	9.12	(4.89)	9,666	0.62		3.51		2.16		53

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 25, 2014)	10.00	0.09	(0.16)	(0.07)	(0.12)	—	(f)	(0.12)	9.81	(0.67)	1,003	0.22	(g)	24.63	(g)	1.30	(g)	25
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(f)	(0.10)	9.81	(0.85)	10	0.49	(g)	25.05	(g)	1.02	(g)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(f)	(0.11)	9.79	(0.97)	3,246	0.62	(g)	16.16	(g)	1.66	(g)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolio were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2015

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$3,035,679	$—	$—
Fixed Income Underlying Funds	6,582,861	—	—
Exchange Traded Funds	246,125	—	—
Investment Company	812,720	—	—
Total	$10,677,385	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$13,662	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts	$13,662	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$—	$13,662	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 30, 2016, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2015, GSAM waived $11,977 of its management fee.

The Portfolio invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2015, GSAM waived $353 of the Portfolio’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Portfolio, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (“the Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Portfolio’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $231,076 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $156.

E.  Line of Credit Facility — As of December 31, 2015, the Portfolio participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolio and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Portfolio did not have any borrowings under the facility.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2015

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2015:

Underlying Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$878,658	$1,339,282	$(680,005)	$(23,291)	$(50,095)	$1,464,549	$10,275	$17,638
Goldman Sachs Commodity Strategy Fund	167,016	16,504	(181,120)	(50,795)	48,395	—	—	—
Goldman Sachs Dynamic Commodity Strategy Fund	—	641,520	(30,122)	(31)	(109,097)	502,270	—	—
Goldman Sachs Dynamic Emerging Markets Debt Fund	107,559	884,331	(118,491)	(14,606)	(69,647)	789,146	23,178	—
Goldman Sachs Emerging Markets Equity Fund	—	515,498	—	—	(4,653)	510,845	498	—
Goldman Sachs Financial Square Government Fund	—	5,317,200	(4,504,480)	—	—	812,720	81	—
Goldman Sachs Fixed Income Macro Strategies Fund	$500,686	$884,480	$(100,000)	$(5,927)	$(43,643)	$1,235,596	$74,306	$—
Goldman Sachs International Real Estate Securities Fund	106,346	56,683	(70,657)	1,931	(4,000)	90,303	2,412	—
Goldman Sachs Long Short Credit Strategies Fund	421,356	849,146	(138,964)	(10,882)	(28,451)	1,092,205	32,275	—
Goldman Sachs Long Short Fund	—	2,074,525	(510,000)	(70,180)	(150,597)	1,343,748	3,557	2,769
Goldman Sachs Real Estate Securities Fund	123,491	112,729	(128,527)	4,104	(3,545)	108,252	2,371	2,725
Goldman Sachs Strategic Income Fund	624,400	1,114,607	(160,000)	(10,528)	(69,384)	1,499,095	55,604	—
Goldman Sachs VIT Global Trends Allocation Fund	712,199	791,406	(453,426)	5,854	(73,502)	982,531	2,984	20,827
Total	$3,641,711	$14,597,911	$(7,075,792)	$(174,351)	$(558,219)	$10,431,260	$207,541	$43,959

As of December 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 97% and 44% of the Institutional and Service Class Shares, respectively, of the Portfolio.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $10,693,816 and $3,976,348, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

Distributions paid from:	2014	2015
Ordinary income	$50,126	$205,079
Net long-term capital gains	—	16,026
Total taxable distributions	$50,126	$221,105

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$2,256
Capital loss carryforward	(38,410)
Timing differences (Post October Loss Deferral)	(65,991)
Unrealized losses — net	(769,793)
Total accumulated losses — net	$(871,938)

As of December 31, 2015, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$11,447,178
Gross unrealized gain	8,915
Gross unrealized loss	(778,708)
Net unrealized security loss	$(769,793)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, the Portfolio has reclassified $2,763 of paid-in capital and $34,192 of accumulated net realized gain into undistributed net investment income. These reclassifications have no impact on the NAV of the Portfolio and result primarily from certain non-deductible expenses and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2015

8.    OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio and the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio and the Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio and the Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	167	$1,635	100,984	$1,010,213
Reinvestment of distributions	2,436	22,316	1,268	12,476
Shares redeemed	(90)	(866)	(60)	(586)
	2,513	23,085	102,192	1,022,103
Service Shares
Shares sold	1,310	12,500	999	10,000
Reinvestment of distributions	51	472	11	105
Shares redeemed	(5)	(51)	—	—
	1,356	12,921	1,010	10,105
Advisor Shares
Shares sold	924,410	9,003,954	353,261	3,550,227
Reinvestment of distributions	21,718	198,317	3,823	37,545
Shares redeemed	(217,661)	(2,078,806)	(25,692)	(257,387)
	728,467	7,123,465	331,392	3,330,385
NET INCREASE	732,336	$7,159,471	434,594	$4,362,593

(a)	Commenced operations on April 25, 2014.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$950.10		$1.08
Hypothetical 5% return	1,000	1,024.10	+	1.12
Service
Actual	1,000	948.60		2.31
Hypothetical 5% return	1,000	1,022.84	+	2.40
Advisor
Actual	1,000	948.20		3.04
Hypothetical 5% return	1,000	1,022.08	+	3.16

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.47% and 0.62% for Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 7.12% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Strategy Alternatives Portfolio designates $16,026 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2016 Goldman Sachs. All rights reserved.

VITMSAAR-16/30460-TEMPL02/2/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2015 (the “Reporting Period”), the broad U.S. equities and fixed income markets recorded modest gains.

Equity Markets

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank (“ECB”) and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language tends to suggest lower interest rates.)

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500® Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples, were the best performing sectors in the S&P 500® Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

Fixed Income Markets

In January 2015, when the Reporting Period began, spread, or non-U.S. Treasury, sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near first calendar quarter end, Eurozone finance ministers agreed to a four-month extension of the existing Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

MARKET REVIEW

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt ended the quarter roughly where they began, while investment grade corporate bonds recorded a decline. U.S. Treasury yields rose amid significant volatility during May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annual rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and other commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

Spread sectors generally outperformed U.S. Treasuries during the fourth quarter of 2015, which saw the first Fed rate hike since 2006. Outside the U.S., the global monetary policy environment remained highly accommodative. The U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of the Reporting Period. At the same time, growth in emerging markets countries broadly weakened, largely due to commodity price declines and concerns about the slowing Chinese economy.

For the Reporting Period overall, the broad fixed income market was virtually flat. High yield corporate bonds posted steep losses. Sovereign emerging markets debt also declined, underperforming U.S. Treasuries. In addition, investment grade corporate bonds and agency securities recorded negative returns, followed at some distance by commercial mortgage-backed securities and residential mortgage-backed securities. Although asset-backed securities generated a positive return, they also trailed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as shorter-term yields rose more than either intermediate-term or longer-term yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 10 basis points during the Reporting Period to 2.27%.

Looking Ahead

Equity Markets

At the end of the Reporting Period, we expected positive, but below average, returns for global equities in 2016 in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we expect global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

MARKET REVIEW

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 have set up investment opportunities for 2016. The extremely narrow trading breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500® Index return. Also, as mentioned earlier, value stocks notably underperformed growth stocks. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market multiple.

Fixed Income Markets

At the end of the Reporting Period, we expected the global economy to maintain its course of slow growth and low inflation in 2016. We also expected continued gradual policy tightening by the Fed and for global monetary policy to remain accommodative. In our view, valuations in some market segments at the end of the Reporting Period suggested investors were focused on potential worst-case scenarios for global growth and inflation, commodity prices, corporate bond performance and conditions in the emerging markets and China. We also believed investors were concerned about geopolitical intrusions, such as the threat of terrorist attacks and the displacement of millions of people from Syria and other war-torn regions.

Looking ahead, we believe the U.S. economy can sustain a gradual increase in interest rates. In our view, the Fed is likely to raise rates between one and three times during 2016, depending on the path of inflation and financial conditions. Overall, we see economic growth moderating if consumption softens, as we expect, with the fading benefits of low oil prices. In the Eurozone, we think weak inflation will lead the ECB to ease again in the second half of 2016 and that downward pressure on yields is likely to continue. Our growth forecast for the region is slightly below the market consensus, due to weak demand from outside Europe and potential weakening in Eurozone consumption. However, we see a potentially positive contribution from increased government spending in Europe on services to accommodate migrants and on greater national security. U.K. growth, in our view, is likely to slow somewhat, due to continued fiscal cutbacks and weak exports. We believe U.K. interest rates will probably continue to underperform Eurozone markets as the Bank of England nears its first rate hike, possibly around mid-2016. Japan faces continued challenges, we believe, in getting inflation back on target, though the recent firming in core inflation may keep the Bank of Japan on hold through 2016. We expect Japan’s growth to improve somewhat, with consumption supported by low oil prices and additional benefits from a tourism boom. China’s growth continues to slow, but we expect policymakers to find a way to uphold its 6.5% GDP target in 2016. Currency devaluation could help at the margins, but we do not anticipate a much sharper weakening in the Chinese renminbi. We believe rising consumer spending and relatively healthy services activity are supportive domestic factors. Looking ahead, we expect further targeted stimulus by the People’s Bank of China and its policymakers to continue balancing reform objectives against the need to generate growth.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 0.60% and 0.27%, respectively. These returns compare to the 0.55% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s top-down country strategy contributed positively to performance. The Fund benefited from its long positions in Canada, Europe and Japan versus its short position in the U.S. Our bottom-up individual issue selection within the corporate and securitized sectors also added to results.

During the Reporting Period, the Fund’s tactical duration and yield curve positioning detracted from its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. In addition, the Fund’s top-down cross-sector strategy hurt returns during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index.

Our top-down currency strategy did not have a meaningful impact on Fund performance during the Reporting Period.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund was hampered by its overweight relative to the Barclays Index in U.S. corporate bonds, as credit spreads (yield differentials to U.S. Treasuries) widened. Spreads widened on elevated supply due to heavy merger activity as well as on an increase in global market volatility driven by uncertainty about China’s economic slowdown and depressed commodity prices. On the positive side, the Fund’s underweight position in agency mortgage-backed securities added to returns, as that sector underperformed during the Reporting Period because of higher prepayment speeds.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. In particular, the Fund was hurt by its short duration position relative to the Barclays Index during the first quarter of 2015, as an unusually cold winter weighed on U.S. economic data and low oil prices suppressed inflation, keeping U.S. Treasury yields low. This performance was slightly offset by the Fund’s short duration positioning during the second calendar quarter as well as its more neutral duration positioning during the third calendar quarter and in October and November 2015, which contributed positively as interest rates rose. During December 2015, the Fund’s long duration position relative to the Barclays Index also helped performance.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts had a positive impact on Fund performance during the Reporting Period. In addition, Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, Treasury futures had a positive impact on Fund performance. Interest rate swaps were also used to manage exposure to fluctuations in interest rates, which had a positive impact on Fund performance during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the summer of 2015, we transitioned the Fund’s short duration position relative to the Barclays Index to a neutral position. We shifted the Fund to a tactical long duration position in December 2015 ahead of the Fed’s policy meeting, as expectations for a rate hike were already reflected in interest rates. Throughout the Reporting Period, we maintained the Fund’s overweight compared to the Barclays Index in corporate credit, with a bias toward lower-rated securities, amid what we considered to be favorable valuations and fundamentals. We maintained the Fund’s exposure to agency multi-family mortgage-backed securities and its underweight in mortgage pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Given strong fundamentals in the U.S. housing market and our positive outlook for the U.S. economy, we maintained the Fund’s overweight in non-agency mortgage-backed securities throughout the Reporting Period. In addition, we maintained a small overweight in emerging markets debt, because we believed global market volatility and lower oil prices had created attractive opportunities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, David Bowen, the head of the Fund’s currency strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Sam Finkelstein, who is head of the macro strategies team, became head of the Fund’s currency strategy.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities compared to the Barclays Index on a market-value weighted basis. It was overweight agency mortgage-backed securities, within which it held a small overweight in agency multi-family securities. In addition, the Fund was overweight investment grade corporate bonds, asset-backed securities and commercial mortgage-backed securities. It was marginally overweight agency commercial mortgage obligations, non-agency mortgage-backed securities, mortgage pass-through securities and emerging markets debt. The Fund was neutral relative to the Barclays Index in quasi-government bonds and covered bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.) The Fund had a small allocation to high yield corporate bonds, which are not represented in the Barclays Index, at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

As of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Institutional	0.60%	N/A	1.50%	4/30/13
Service	0.27	3.58%	4.07	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.63%
Service	0.67	0.89

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	0.60%	N/A	1.50%
Service (Commenced January 9, 2006)	0.27%	3.58%	4.07%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 0.94%. This return compares to the 1.38% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Five of the 10 sectors in the S&P 500® Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were consumer discretionary, health care and consumer staples. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 20.69%. The industries with the strongest performance in terms of total return were movies and entertainment; Internet retail; construction materials; recreational products; and Internet software and services.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were consumer discretionary, information technology and health care. The industries with the strongest performance on the basis of impact were Internet software and services; Internet retail; packaged software; tobacco; and restaurants.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were energy, materials and utilities. The weakest performing industries in terms of total return were coal; other consumer specialties; oil and gas pipelines; casinos and gaming; and precious metals.

On the basis of impact, the weakest performing sectors were energy, financials and materials. The weakest performing industries on the basis of impact were oil and gas production; integrated oil; oil and gas pipelines; railroads; and telecommunications equipment.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Amazon.com, Microsoft, General Electric, Alphabet Class A and Alphabet Class C. The weakest performers were Kinder Morgan, Exxon Mobil, QUALCOMM, Wal-Mart Stores and Berkshire Hathaway.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-six stocks were removed from the S&P 500® Index during the Reporting Period. They were Altera, Comcast Class A Special, Computer Sciences, Sigma-Aldrich, Genworth Financial, Four Corners Property Trust, Hudson City Bancorp, Joy Global, Hospira, Pall, DIRECTV, Noble, Family Dollar Stores, Allegheny Technologies, Integrys Energy Group, QEP Resources, Lorillard, Windstream Holdings, Allergan, Avon Products, Denbury Resources, Nabors Industries, CareFusion, PetSmart, Covidien and Safeway.

There were 28 stocks added to the S&P 500® Index during the Reporting Period. They were Church & Dwight, CSRA, Illumina, Synchrony Financial, Four Corners Property Trust, Hewlett Packard Enterprise, Verisk Analytics, Comcast Class A Common, News Class B, Twenty-First Century Fox Class B, United Continental Holding, Activision Blizzard, Signet Jewelers, PayPal Holdings, Advance Auto Parts, Columbia Pipeline Group, Baxalta, Hunt J.B. Transport Services, Qorvo, Realty Income Corporation, American Airlines Group, Equinix, Hanesbrands, SL Green Realty, Henry Schein, Skyworks Solutions, Endo International and HCA Holdings.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/15.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSGA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSGA’s Global Equity Beta Solutions Team through the period ended December 31, 2015 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

FUND BASICS

Equity Index Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Service	0.94%	12.11%	6.67%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.69%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.3%	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
Exxon Mobil Corp.	1.8	Energy
General Electric Co.	1.6	Capital Goods
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Amazon.com, Inc.	1.4	Retailing
Wells Fargo & Co.	1.4	Banks
Berkshire Hathaway, Inc. Class B	1.4	Diversified Financials
JPMorgan Chase & Co.	1.3	Banks
Facebook, Inc. Class A	1.3	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	0.94%	12.11%	6.67%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -5.20% and -5.20%, respectively. These returns compare to the -0.20% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index during the Reporting Period as a result of stock selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the consumer staples, health care and industrials sectors detracted from the Fund’s relative returns. Investments in the information technology, financials and energy sectors added to the Fund’s results.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Leading detractors from the Fund’s relative performance were Kate Spade, an apparel and accessories designer; PVH, a clothing company; and Kansas City Southern, a transportation holding company.

Kate Spade reported first and second quarter 2015 earnings that were disappointing overall. Although revenues topped expectations in the first calendar quarter, sales growth was modest. Toward the end of the Reporting Period, the company released encouraging third calendar quarter earnings results, indicating it had significantly beat expectations for comparable store sales growth. Despite the company’s weakness during the Reporting Period, we believe its strong underlying fundamentals remain intact and the catalysts for growth are unchanged. In our view, wholesale expansion, merchandising initiatives and Kate Spade’s strategic partnership with Exclusive Brands could potentially fuel revenue growth and support the company’s attractive valuation. The Fund maintained a position in the stock at the end of the Reporting Period.

Shares of PVH experienced ongoing pressure during the Reporting Period, driven by weak data that are suggestive of weakness in the U.S. retail environment. In our view, investors have overreacted and these concerns are transitory. We believe PVH is a leading franchise with dominant market share and strong fundamentals. In particular, its established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. PVH continues to be resilient, we believe, in spite of macroeconomic and sector challenges. At the end of the Reporting Period, we remained positive on the company’s long-term profile, the quality of its management and the stock’s return potential, and thus the Fund continued to hold the stock.

Kansas City Southern reported third quarter 2015 earnings that were largely in line with consensus estimates, but its shares declined after the company lowered its outlook for automobile carload volumes. Like other railroad operators, Kansas City Southern faced currency hurdles, along with a number of other challenges related to industry-wide carload volume growth resulting from weak macroeconomic activity. Despite these headwinds, which we consider transitory, Kansas City Southern maintained high organic growth relative to its peers. We think the company has significant opportunities for improvement in terms of its service quality, cost efficiency and operations that potentially allow for meaningful margin expansion. At the end of the Reporting Period, we maintained conviction in Kansas City Southern’s strong volume growth drivers, specifically those related to Mexico’s new automobile plants, and the above average pricing in the company’s near-term contract negotiations. In our view, Kansas City Southern remains a high quality growth business with a favorable market structure, high barriers to entry and improving fundamental trends heading into 2016. At the end of the Reporting Period, we maintained the Fund’s investment in the stock.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Equinix, a leading data center solutions company; Ulta Salon, Cosmetics & Fragrances, a beauty products retailer; and Netflix, a television show and movie Internet subscription service.

Equinix reported strong first, second and third quarter 2015 earnings and raised guidance across key metrics three times during the Reporting Period. (Metrics are data that are used to assess the state of a company.) Most notably, the company’s revenue and earnings grew significantly on a year over year basis. Operating leverage also returned to the business after a period of systems investment and international expansion. At the end of the Reporting Period, we continued to have a favorable outlook for Equinix, as its pricing has been a net positive in the low churn rate environment. (Churn rate is the percentage of subscribers that discontinue their subscription in a given time period.) Going forward, we believe Equinix can benefit further from its steady recurring revenue business model, the stable demand environment and the integration of recent acquisitions that could, in our view, unlock significant synergies. The Fund continued to hold Equinix at the end of the Reporting Period.

Shares of Ulta Salon, Cosmetic & Fragrance benefited from the company’s strong quarterly results throughout the Reporting Period. In December 2015, the company reported third quarter 2015 earnings with better than expected top- and bottom-line results. Accelerated traffic growth drove healthy comparable sales across the company’s stores, salons and e-commerce offerings, while increased marketing efforts appeared to be having an impact. We believe that Ulta Salon, Cosmetic & Fragrance is well positioned for future growth, as it plans on doubling its store count in the next few years, is testing a new small store format and is rapidly growing its e-commerce presence. In our opinion, these investments could have a near-term impact on margins. At the end of the Reporting Period, the Fund continued to hold the stock, as we believe it continued to trade at an attractive valuation with the company likely to benefit, in our view, from significant brand recognition and positive growth momentum.

Netflix reported first quarter 2015 earnings that exceeded market expectations in terms of earnings per share and key subscription metrics. The company’s second and third calendar quarter earnings were largely in line with market expectations and were received favorably by the market. New user additions thrived, seemingly due to improving content availability and increasing success of Netflix original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth. Given the exceptional move in the stock during the Reporting Period, however, we took profits and exited the Fund’s position as it grew beyond our market cap threshold for mid-cap companies.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Intuit, the maker of QuickBooks, Turbo Tax and Quicken. We believe Intuit should see stable pricing and demand for its core business in the long term. Furthermore, the company should be able to launch scalable new products that, in our view, can increase revenue with similar profit margins. We also believe the company is well positioned to successfully make the transition from desktop and licensing to online subscriptions.

We added a Fund position in Tractor Supply Company, a retail chain offering products for agriculture and home improvement. We took advantage of softness in the company’s stock price, which appeared to be the result of a weaker than expected outlook and inclement weather during winter 2015, to purchase what we consider to be a high quality, well organized franchise with strong fundamentals, market share and organic growth. In our opinion, investors will continue to have a positive view of Tractor Supply Company if it improves operating margins and launches new initiatives such as a loyalty program, as anticipated. We also expect the retailer to benefit from the favorable macroeconomic backdrop in the home-related goods industry.

Among notable sales during the Reporting Period was the Fund’s position in pharmaceutical company Mylan. Although we continue to believe Mylan is a fundamentally strong company that possesses its own value-creation strategies, our conviction in the name was tested during the Reporting Period because of the lack of both near-term upside and growth visibility. Accordingly, we exited Fund’s position in favor of other ideas with what we viewed as more attractive risk/reward profiles.

We exited the Fund’s position in CBRE Group, a provider of commercial real estate investment management services. The stock performed well after a positive third quarter 2015 earnings release, and we decided to liquidate the Fund’s position on that strength and reallocate the proceeds to higher conviction ideas.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we shifted the Fund from an overweight position relative to the Russell Index in the financials sector to an underweight position. We moved the Fund from a neutral position in health care to an overweight position. In addition, we

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

increased the Fund’s overweight in the telecommunication services sector. We shifted the Fund from neutral positions compared to the Russell Index in the materials and consumer discretionary sectors to underweight positions. Also during the Reporting Period, the Fund moved from an overweight in consumer staples and an underweight in information technology to neutral positions in both sectors relative to the Russell Index.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Craig Glassner, a co-lead portfolio manager, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Steve Barry and Ashley Woodruff remained co-lead portfolio managers for the Fund at the end of the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care and telecommunication services sectors. The Fund had smaller weightings than the Russell Index in the financials, materials and industrials sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the consumer staples, utilities, energy, consumer discretionary and information technology sectors.

FUND BASICS

Growth Opportunities Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Institutional	-5.20%	N/A	9.14%	4/30/13
Service	-5.20	9.81%	8.16	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.14%
Service	1.06	1.38

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Equinix, Inc.	2.8%	Real Estate
Ulta Salon, Cosmetics & Fragrance, Inc.	2.4	Retailing
Panera Bread Co. Class A	2.4	Consumer Services
Intuit, Inc.	2.3	Software & Services
Intercontinental Exchange, Inc.	2.3	Diversified Financials
McCormick & Co., Inc.	2.3	Food, Beverage & Tobacco
Tractor Supply Co.	2.2	Retailing
LinkedIn Corp. Class A	2.2	Software & Services
SBA Communications Corp. Class A	2.2	Telecommunication Services
Amphenol Corp. Class A	2.1	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	-5.20%	N/A	9.14%
Service (Commenced January 9, 2006)	-5.20%	9.81%	8.16%

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Advisor, Institutional and Service Shares generated average annual total returns of -0.57%, -0.16% and -0.42%, respectively. These returns compare to the 0.05% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s tactical duration and U.S. yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Additionally, our top-down cross-sector strategy hurt relative returns. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe.

On the positive side, our individual issue selection added to the Fund’s relative performance.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Within our cross-sector strategy, the Fund’s overweight in mortgage-backed securities hurt relative performance. An overweight to corporate credit also detracted from returns during the Reporting Period.

The Fund benefited from individual issue selection overall, especially within the mortgage-backed securities and corporate credit sectors. This was slightly offset by individual issue selection among asset-backed securities (“ABS”), which dampened results.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. In particular, the Fund’s underweight position relative to the BofA Index in the three-month and five-year segments of the U.S. Treasury yield curve hurt performance, as yields fell early in the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s short duration position relative to the BofA Index but maintained a slightly short position because we believed interest rates could increase as the U.S. economy strengthened. In addition, we decreased the Fund’s exposure to residential mortgage-backed securities and ABS. We increased its exposure to government securities, but maintained an underweight position relative to the BofA Index. We also increased the Fund’s exposure to cash during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures and Eurodollar futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. Eurodollar futures are contracts that are linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Treasury futures and Eurodollar futures contributed positively to Fund performance during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Robert Leggett, a co-portfolio manager of the Fund and co-head of the Fund’s global liquidity management strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. Dave Fishman remains a portfolio manager of the Fund and head of the Fund’s global liquidity management strategy.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had very little exposure to U.S. government securities, which represent 100% of the BofA Index. The Fund had positions in ABS, U.S. and non-U.S. residential mortgage-backed securities, agency adjustable-rate mortgage-backed securities, agency collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

Changes to the Fund’s Portfolio Management Team after the Reporting Period

After the close of the Reporting Period, on February 11, 2016, Fund co-portfolio manager James McCarthy announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. McCarthy no longer had portfolio management responsibilities for the Fund. Effective February 11, 2016, joining Dave Fishman, Fund portfolio manager and head of the Fund’s global liquidity management strategy, are John Olivo, head of the Fund’s short duration strategy, and Matthew Kaiser. As always, the Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Institutional	-0.16%	N/A	0.19%	4/30/13
Service	-0.42	1.77%	3.47	1/09/06
Advisor	-0.57	N/A	-0.54	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.39%	0.69%
Service	0.65	0.95
Advisor	0.76	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the BofA ML Three Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Advisor Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	-0.16%	N/A	0.19%
Service (Commenced January 9, 2006)	-0.42%	1.77%	3.47%
Advisor (Commenced October 15, 2014)	-0.57%	N/A	-0.54%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Barclays U.S. Aggregate Bond Index is a broad based index that follows the U.S. dollar denominated investment grade fixed rate taxable bond market. It includes U.S. Treasuries, agency and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Its figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

BofA Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. It is composed of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the U.S. Treasury Bill issued at the most recent three-month auction, it is also possible for a seasoned six-month U.S. Treasury Bill to be selected.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 34.8%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%	08/02/21	$530,484

Banks – 10.3%
American Express Co.(b)
75,000	3.625	12/05/24	74,149
250,000	6.800 (a)	09/01/66	251,250
Banco Bilbao Vizcaya Argentaria SA
300,000	3.000	10/20/20	297,993
Bank of America Corp.
100,000	5.700	01/24/22	112,939
225,000	4.125	01/22/24	232,309
275,000	4.000	04/01/24	281,286
Barclays Bank PLC
275,000	2.500	02/20/19	277,062
BNP Paribas SA
275,000	2.375	05/21/20	272,214
CBA Capital Trust II(a)(b)(c)
375,000	6.024	03/29/49	375,938
Compass Bank(b)
375,000	2.750	09/29/19	369,072
Credit Suisse Group Funding Guernsey Ltd.(c)
400,000	3.125	12/10/20	399,168
Credit Suisse New York
325,000	2.300	05/28/19	324,991
Discover Financial Services(b)
225,000	3.750	03/04/25	216,091
ING Bank NV(a)(b)
325,000	4.125	11/21/23	331,016
Intesa Sanpaolo SpA
350,000	2.375	01/13/17	350,863
350,000	3.875	01/16/18	359,698
JPMorgan Chase & Co.
450,000	4.400	07/22/20	479,204
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300	12/29/49	249,063
KBC Bank NV(a)(b)
200,000	8.000	01/25/23	218,000
KeyCorp
400,000	2.900	09/15/20	397,368
LBG Capital No.1 PLC(a)(b)(c)
125,000	8.000	12/29/49	130,000
Lloyds Bank PLC
175,000	2.300	11/27/18	175,614
Macquarie Bank Ltd.(c)
200,000	6.625	04/07/21	224,056
Mizuho Bank Ltd.(c)
200,000	2.550	03/17/17	201,713
Morgan Stanley
800,000	3.700	10/23/24	803,219
Morgan Stanley Series F
100,000	3.875	04/29/24	101,775
PNC Preferred Funding Trust II(a)(b)(c)
200,000	1.735	03/29/49	179,000

Corporate Obligations – (continued)
Banks – (continued)
Regions Bank
$250,000	7.500%	05/15/18	$277,845
Resona Bank Ltd.(a)(b)(c)
650,000	5.850	09/29/49	654,875
Royal Bank of Scotland Group PLC
400,000	5.125	05/28/24	403,516
Royal Bank of Scotland PLC(a)(b)
100,000	9.500	03/16/22	106,201
Santander Bank NA(b)
250,000	2.000	01/12/18	247,909
Santander Holdings USA, Inc.
165,000	4.625	04/19/16	166,448
Santander Issuances SAU
200,000	5.179	11/19/25	196,252
Santander UK Group Holdings PLC(c)
200,000	4.750	09/15/25	197,361
Santander UK PLC(c)
250,000	5.000	11/07/23	260,238
Synchrony Financial(b)
350,000	2.600	01/15/19	349,537
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
300,000	2.150	09/14/18	299,141

			10,844,374

Consumer Services – 0.1%
Marriott International, Inc.(b)
125,000	2.875	03/01/21	123,956

Diversified Financials – 0.4%
GE Capital Trust I(a)(b)
150,000	6.375	11/15/67	156,750
General Motors Financial Co., Inc.
125,000	3.250	05/15/18	125,626
175,000	3.500	07/10/19	175,586

			457,962

Diversified Manufacturing – 0.4%
Roper Technologies, Inc.(b)
125,000	3.000	12/15/20	124,709
Xylem, Inc.
250,000	3.550	09/20/16	253,412

			378,121

Electric – 0.9%
Florida Power & Light Co.(b)
193,000	4.125	02/01/42	192,229
Pacific Gas & Electric Co.(b)
100,000	3.500	06/15/25	101,533
Progress Energy, Inc.
350,000	7.000	10/30/31	431,578
Puget Sound Energy, Inc. Series A(a)(b)
100,000	6.974	06/01/67	81,250
Southern California Edison Co.(b)
175,000	4.050	03/15/42	167,621

			974,211

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 1.7%
Anadarko Petroleum Corp.
$160,000	3.450	%(b)	07/15/24	$141,134
100,000	6.450		09/15/36	95,383
Apache Corp.(b)
150,000	4.250		01/15/44	121,160
Canadian Natural Resources Ltd.(b)
125,000	3.450		11/15/21	115,538
ConocoPhillips Co.(b)
175,000	3.350		11/15/24	160,699
100,000	4.150		11/15/34	85,103
Devon Energy Corp.(b)
25,000	4.000		07/15/21	23,116
75,000	5.600		07/15/41	58,755
80,000	4.750		05/15/42	59,078
Dolphin Energy Ltd.(c)
57,264	5.888		06/15/19	60,328
Energy Transfer Partners LP(b)
75,000	4.750		01/15/26	63,590
Halliburton Co.(b)
125,000	3.375		11/15/22	123,027
150,000	3.800		11/15/25	146,661
Kinder Morgan, Inc.(b)
175,000	3.050		12/01/19	161,229
Marathon Oil Corp.(b)
75,000	2.700		06/01/20	66,185
Pioneer Natural Resources Co.(b)
125,000	3.450		01/15/21	115,433
Valero Energy Corp.
150,000	3.650		03/15/25	141,273

				1,737,692

Food & Beverage(c) – 0.9%
Kraft Heinz Foods Co.(b)
100,000	2.800		07/02/20	99,672
175,000	3.950		07/15/25	176,595
Pernod-Ricard SA
375,000	4.450		01/15/22	388,756
Suntory Holdings Ltd.
275,000	2.550		09/29/19	273,533

				938,556

Food & Staples Retailing(b) – 0.7%
CVS Health Corp.
125,000	2.800		07/20/20	125,573
125,000	4.125		05/15/21	132,237
225,000	3.500		07/20/22	228,664
100,000	3.875		07/20/25	101,797
Whole Foods Market, Inc.(c)
100,000	5.200		12/03/25	100,183

				688,454

Health Care Equipment & Services – 1.0%
Becton Dickinson and Co.
200,000	2.675		12/15/19	200,555

Corporate Obligations – (continued)
Health Care Equipment & Services – (continued)
Cigna Corp.(b)
$150,000	3.250%		04/15/25	$145,009
Medtronic, Inc.
75,000	2.500		03/15/20	75,146
150,000	3.150		03/15/22	151,549
Stryker Corp.(b)
125,000	3.375		11/01/25	123,442
UnitedHealth Group, Inc.
100,000	4.625		07/15/35	103,995
200,000	4.750		07/15/45	210,143

				1,009,839

Healthcare – 0.1%
DENTSPLY International, Inc.
125,000	2.750		08/15/16	125,922

Insurance – 0.2%
Teachers Insurance & Annuity Association of America(c)
180,000	4.900		09/15/44	181,815

Life Insurance – 1.3%
AIA Group Ltd.(b)(c)
275,000	3.200		03/11/25	264,737
American International Group, Inc.(b)
175,000	3.750		07/10/25	173,261
75,000	4.500		07/16/44	69,330
Genworth Holdings, Inc.
75,000	8.625		12/15/16	78,375
Meiji Yasuda Life Insurance Co.(a)(b)(c)
250,000	5.200		10/20/45	256,875
Prudential Financial, Inc.(a)(b)
75,000	5.375		05/15/45	74,625
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/20	222,877
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	240,299

				1,380,379

Materials – 0.3%
Ecolab, Inc.
100,000	5.500		12/08/41	107,675
Monsanto Co.(b)
200,000	4.400		07/15/44	166,743

				274,418

Media – 1.3%
21st Century Fox America, Inc.(b)
75,000	3.700		09/15/24	75,402
150,000	3.700	(c)	10/15/25	148,468
CCO Safari II LLC (b)(c)
25,000	3.579		07/23/20	24,845
200,000	4.908		07/23/25	199,441
Comcast Corp.(b)
400,000	3.375		08/15/25	404,152

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
DIRECTV Holdings LLC
$250,000	3.800%		03/15/22	$252,947
50,000	4.450	(b)	04/01/24	51,266
50,000	3.950	(b)	01/15/25	49,379
Time Warner Cable, Inc.
50,000	5.000		02/01/20	52,828
25,000	7.300		07/01/38	26,944
25,000	5.875	(b)	11/15/40	23,702
Time Warner, Inc.(b)
100,000	3.875		01/15/26	98,836

				1,408,210

Metals and Mining – 0.8%
Freeport-McMoRan, Inc.
125,000	4.000		11/14/21	75,000
Glencore Finance Canada Ltd.(c)
500,000	2.700		10/25/17	457,500
Glencore Funding LLC (c)
125,000	1.700		05/27/16	123,750
175,000	2.500		01/15/19	146,125

				802,375

Noncaptive-Financial – 0.8%
Capital One Financial Corp.(b)
250,000	4.200		10/29/25	246,924
International Lease Finance Corp.
375,000	5.750		05/15/16	379,687
150,000	7.125	(c)	09/01/18	164,438

				791,049

Pharmaceuticals, Biotechnology & Life Sciences – 2.1%
AbbVie, Inc.(b)
275,000	2.500		05/14/20	271,396
Actavis Funding SCS
225,000	2.350		03/12/18	225,263
50,000	3.450	(b)	03/15/22	50,092
185,000	3.800	(b)	03/15/25	183,409
125,000	4.850	(b)	06/15/44	123,664
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	403,377
EMD Finance LLC(b)(c)
375,000	2.950		03/19/22	361,819
Forest Laboratories, Inc.(b)(c)
325,000	4.375		02/01/19	340,462
100,000	5.000		12/15/21	108,660
Thermo Fisher Scientific, Inc.(b)
100,000	3.650		12/15/25	99,785

				2,167,927

Pipelines – 1.1%
Columbia Pipeline Group, Inc.(b)(c)
100,000	3.300		06/01/20	97,994
Enbridge, Inc.(b)
50,000	3.500		06/10/24	41,738

Corporate Obligations – (continued)
Pipelines – (continued)
EnLink Midstream Partners LP(b)
$175,000	4.150%		06/01/25	$134,650
Enterprise Products Operating LLC(b)
25,000	3.350		03/15/23	22,776
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	402,750
Sunoco Logistics Partners Operations LP(b)
50,000	4.250		04/01/24	43,258
Tennessee Gas Pipeline Co. LLC
50,000	8.375		06/15/32	48,548
TransCanada Pipelines Ltd.(a)(b)
100,000	6.350		05/15/67	75,000
Western Gas Partners LP(b)
100,000	3.950		06/01/25	83,987
Williams Partners LP(b)
250,000	3.900		01/15/25	187,243

				1,137,944

Property/Casualty Insurance(b) – 0.4%
ACE INA Holdings, Inc.
50,000	2.875		11/03/22	49,596
50,000	3.350		05/03/26	49,801
Allied World Assurance Co. Holdings Ltd.
175,000	4.350		10/29/25	171,621
Chubb Corp.(a)
125,000	6.375		04/15/37	118,750

				389,768

Real Estate Development – 0.2%
MDC Holdings, Inc.(b)
150,000	5.500		01/15/24	152,774
125,000	6.000		01/15/43	98,877

				251,651

Real Estate Investment Trusts – 3.1%
American Campus Communities Operating Partnership LP(b)
275,000	4.125		07/01/24	274,012
Brixmor Operating Partnership LP(b)
75,000	3.850		02/01/25	72,891
Camden Property Trust
325,000	5.700		05/15/17	339,343
CubeSmart LP(b)
125,000	4.000		11/15/25	123,728
DDR Corp.
375,000	7.500		04/01/17	399,440
225,000	7.875		09/01/20	268,626
HCP, Inc.
275,000	6.000		01/30/17	287,051
125,000	2.625	(b)	02/01/20	122,735
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	383,536
Healthcare Trust of America Holdings LP(b)
100,000	3.375		07/15/21	98,136
National Retail Properties, Inc.(b)
125,000	4.000		11/15/25	123,228

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Select Income REIT(b)
$50,000	2.850%	02/01/18	$49,905
75,000	3.600	02/01/20	75,415
Senior Housing Properties Trust(b)
125,000	3.250	05/01/19	124,408
Ventas Realty LP(b)
125,000	3.500	02/01/25	119,396
Welltower, Inc.
375,000	2.250	03/15/18	374,398

			3,236,248

Software & Services(b) – 0.8%
Fidelity National Information Services, Inc.
250,000	3.625	10/15/20	252,961
Fiserv, Inc.
150,000	2.700	06/01/20	148,452
Microsoft Corp.
200,000	3.125	11/03/25	201,144
Visa, Inc.
250,000	3.150	12/14/25	250,926

			853,483

Technology – 0.4%
Amphenol Corp.(b)
125,000	3.125	09/15/21	122,587
Intel Corp.(b)
200,000	3.700	07/29/25	206,938
QUALCOMM, Inc.
50,000	3.000	05/20/22	49,181

			378,706

Technology Hardware & Equipment – 0.1%
Hewlett Packard Enterprise Co.(b)(c)
150,000	4.900	10/15/25	147,181

Tobacco – 1.6%
BAT International Finance PLC(c)
400,000	3.950	06/15/25	411,496
Imperial Tobacco Finance PLC(c)
400,000	2.050	02/11/18	398,189
Reynolds American, Inc.(b)
875,000	4.450	06/12/25	915,844

			1,725,529

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350	10/15/19	345,002
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
200,000	3.375	02/01/22	194,198

			539,200

Wireless Telecommunications – 2.5%
American Tower Corp.
125,000	4.700	03/15/22	130,628
AT&T, Inc.(b)
150,000	3.400	05/15/25	143,521

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Verizon Communications, Inc.
$607,000	2.625%	02/21/20	$608,755
850,000	4.500	09/15/20	911,300
800,000	5.150	09/15/23	876,793

			2,670,997

Wirelines Telecommunications – 0.3%
Telefonica Emisiones SAU
175,000	3.192	04/27/18	178,210
150,000	5.462	02/16/21	167,791

			346,001

TOTAL CORPORATE OBLIGATIONS
(Cost $36,829,932)			$36,492,452

Mortgage-Backed Obligations – 36.8%
Adjustable Rate Non-Agency(a)(b) – 0.6%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$169,437	1.757%	09/25/35	$149,965
Lehman XS Trust Series 2005-7N, Class 1A1A
249,226	0.692	12/25/35	209,823
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
308,650	1.107	12/25/46	228,594

			588,382

Collateralized Mortgage Obligations – 6.6%
Agency Multi-Family – 5.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(a)
$300,000	3.300%	04/25/23	$311,994
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(a)
300,000	3.034	10/25/20	310,159
FNMA
361,376	2.800	03/01/18	368,440
1,026,158	3.740	05/01/18	1,068,851
320,000	3.840	05/01/18	334,270
800,000	4.506	06/01/19	834,807
176,834	3.414	10/01/20	186,607
170,293	3.619	12/01/20	180,317
887,973	3.765	12/01/20	946,232
367,061	4.381	06/01/21	402,358
FNMA ACES Series 2012-M8, Class A2
100,000	2.349	05/25/22	98,742
FNMA ACES Series 2012-M8, Class ASQ2
75,018	1.520	12/25/19	75,051
GNMA
124,797	3.950	07/15/25	133,938

			5,251,766

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Regular Floater(a)(b) – 1.2%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	326,812	0.287%	09/20/66	$346,245
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$68,524	0.790	09/20/66	65,480
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	184,475	0.167	09/20/66	194,551
	Connecticut Avenue Securities Series 2014-C03, Class 1M1
	$36,836	1.622	07/25/24	36,644
	Connecticut Avenue Securities Series 2015-C01, Class 2M1
	7,203	1.922	02/25/25	7,200
	Eurosail PRIME-UK 2007-A PLC Series 2007-PR1X, Class A1
GBP	74,394	0.985	09/13/45	101,613
	Granite Master Issuer PLC Series 2003-3, Class 3A
	8,434	0.962	01/20/44	12,432
	Leek Finance Number Eighteen PLC Series 18X, Class A2B
	$170,620	0.830	09/21/38	178,591
	Leek Finance Number Eighteen PLC Series 18X, Class A2C
EUR	42,655	0.127	09/21/38	48,590
	Leek Finance Number Seventeen PLC Series 17X, Class A2C
	27,059	0.147	12/21/37	31,320
	Quadrivio Finance SRL Series 2011-1, Class A1
	105,376	0.447	07/25/60	113,939
	Thrones 2013-1 PLC Series 2013-1, Class A
GBP	65,410	2.082	07/20/44	96,460

				1,233,065

	Sequential Fixed Rate – 0.4%
	FNMA REMIC Series 2012-111, Class B
	$30,367	7.000	10/25/42	34,496
	FNMA REMIC Series 2012-153, Class B
	77,358	7.000	07/25/42	89,761
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	312,726

				436,983

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,921,814

	Commercial Mortgage-Backed Securities – 2.5%
	Sequential Fixed Rate – 2.5%
	Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$314,098	5.774%	02/10/51	$326,688
	FREMF Mortgage Trust Series 2014-K40, Class C(b)(c)(d)
	100,000	4.072	11/25/47	88,459
	FREMF Mortgage Trust Series 2014-K41, Class B(b)(c)
	100,000	3.831	11/25/47	90,529
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	601,981	5.794	08/10/45	625,959
	GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
	268,784	5.794	08/10/45	276,225
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
	435,082	5.811	06/12/43	438,465

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
	$255,758	5.695%	02/12/49	$266,813
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
	491,576	5.608	05/15/46	502,966

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,616,104

	Federal Agencies – 27.1%
	Adjustable Rate FHLMC(a) – 0.5%
	$548,016	2.500%	09/01/35	$581,543
	Adjustable Rate FNMA(a) – 1.2%
	287,693	2.104	05/01/33	298,902
	512,729	2.458	05/01/35	544,007
	380,255	2.721	09/01/35	403,548

				1,246,457

	FHLMC – 2.6%
	62,370	5.500	02/01/18	64,688
	6,317	5.500	04/01/18	6,545
	2,642	4.500	09/01/18	2,736
	8,315	5.500	09/01/18	8,684
	229	9.500	08/01/19	230
	26	9.500	08/01/20	28
	47,796	6.500	10/01/20	54,604
	10,226	4.500	07/01/24	10,938
	56,261	4.500	11/01/24	60,301
	11,833	4.500	12/01/24	12,672
	10,969	6.000	03/01/29	12,319
	163	6.000	04/01/29	183
	15,179	7.500	12/01/29	18,404
	135,533	7.000	05/01/32	158,110
	204	6.000	08/01/32	233
	82,871	7.000	12/01/32	96,765
	5,098	5.000	10/01/33	5,591
	7,371	5.000	07/01/35	8,081
	9,877	5.000	12/01/35	10,941
	81,179	5.500	01/01/37	89,666
	2,492	5.000	03/01/38	2,721
	146,429	7.000	02/01/39	169,603
	5,225	5.000	06/01/41	5,727
	1,865,012	3.500	04/01/43	1,922,638

				2,722,408

	FNMA – 9.1%
	522	6.000	04/01/16	523
	1,440	6.500	05/01/16	1,447
	4,502	6.500	09/01/16	4,547
	6,090	6.500	11/01/16	6,159
	529	7.500	04/01/17	537
	66,046	5.500	02/01/18	68,474
	73,481	5.000	05/01/18	76,050
	6,738	6.500	08/01/18	7,697

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$44,290	7.000%	08/01/18		$46,180
1,161	5.000	06/01/23		1,229
39,514	5.000	08/01/23		43,461
113,941	5.500	09/01/23		123,804
31,489	5.500	10/01/23		34,353
2,050	6.000	12/01/23		2,313
8,080	4.500	07/01/24		8,652
137,393	4.500	11/01/24		147,192
56,769	4.500	12/01/24		60,852
68	7.000	07/01/25		78
122	7.000	11/01/25		126
14,931	9.000	11/01/25		17,491
46,093	7.000	08/01/26		52,642
687	7.000	08/01/27		794
5,370	7.000	09/01/27		5,891
159	7.000	01/01/28		184
3,309	6.000	01/01/29		3,734
86,341	6.000	02/01/29		98,437
78,762	6.000	06/01/29		89,771
26,312	8.000	10/01/29		31,651
7,252	7.000	12/01/29		8,562
37,565	5.000	01/01/30		41,316
1,353	8.500	04/01/30		1,656
2,518	8.000	05/01/30		2,884
282	8.500	06/01/30		314
8,323	7.000	05/01/32		9,922
64,603	7.000	06/01/32		75,324
82,150	7.000	08/01/32		95,958
17,715	8.000	08/01/32		19,846
3,808	5.000	08/01/33		4,189
941	5.500	09/01/33		1,055
1,354	5.500	02/01/34		1,518
226	5.500	04/01/34		255
8,370	5.500	12/01/34		9,427
37,374	5.000	04/01/35		41,508
65,870	6.000	04/01/35		75,337
1,524	5.500	09/01/35		1,722
144,895	6.000	10/01/35		163,998
341,573	6.000	09/01/36		386,606
108	5.500	02/01/37		121
203	5.500	04/01/37		228
63	5.500	05/01/37		71
221,323	5.500	08/01/37		247,368
254	5.500	03/01/38		284
225	5.500	06/01/38		252
235	5.500	07/01/38		264
252	5.500	08/01/38		283
254	5.500	09/01/38		285
2,938	5.500	10/01/38		3,297
68	5.500	12/01/38		77
150,390	5.000	01/01/39		167,403
97,375	7.000	03/01/39		112,778
357,138	6.000	05/01/39		403,120
22,758	4.500	08/01/39		24,861

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$106,363	3.000%	08/01/42		$106,725
27,151	3.000	11/01/42		27,248
386,354	3.000	12/01/42		387,727
101,204	3.000	01/01/43		101,680
258,497	3.000	03/01/43		259,860
357,486	3.000	04/01/43		359,371
270,428	3.000	05/01/43		271,854
993,004	3.500	07/01/43		1,025,247
562,362	3.500	10/01/45		580,709
437,638	3.500	11/01/45		451,916
1,000,000	3.500	12/01/45		1,032,497
2,000,000	3.500	TBA-30yr	(e)	2,062,969

				9,504,161

GNMA – 13.7%
2,400	7.000	10/15/25		2,457
10,055	7.000	11/15/25		10,998
1,404	7.000	02/15/26		1,453
6,897	7.000	04/15/26		7,754
3,493	7.000	03/15/27		4,063
61,367	7.000	11/15/27		70,565
1,856	7.000	01/15/28		2,145
21,209	7.000	02/15/28		23,184
3,293	7.000	03/15/28		3,751
1,102	7.000	04/15/28		1,288
360	7.000	05/15/28		415
4,895	7.000	06/15/28		5,706
10,468	7.000	07/15/28		12,186
14,550	7.000	09/15/28		17,041
2,452	7.000	11/15/28		2,868
3,430	7.500	11/15/30		3,442
203,293	6.000	08/20/34		231,731
232,940	5.000	06/15/40		258,459
1,950,246	4.000	09/20/44		2,072,060
346,817	4.000	08/20/45		368,913
49,523	3.500	09/20/45		51,678
1,268,844	4.000	09/20/45		1,349,683
1,358,532	4.000	10/20/45		1,446,359
1,000,000	3.500	TBA-30yr	(e)	1,042,500
7,000,000	4.000	TBA-30yr	(e)	7,432,032

				14,422,731

TOTAL FEDERAL AGENCIES				$28,477,300

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $38,396,684)				$38,603,600

Agency Debentures – 2.3%
FHLB
$600,000	2.125%	06/09/23		$589,050
100,000	3.375	12/08/23		106,267
FNMA
400,000	6.250	05/15/29		543,628

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value
	Agency Debentures – (continued)
	Tennessee Valley Authority
	$500,000	3.875%	02/15/21	$544,354
	500,000	5.375	04/01/56	600,968

	TOTAL AGENCY DEBENTURES
	(Cost $2,276,225)			$2,384,267

	Asset-Backed Securities(a) – 9.2%
	Collateralized Loan Obligations – 4.4%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
	$384,564	0.979%	11/01/18	$381,251
	Acis CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
	1,500,000	0.000	04/18/24	1,440,150
	Acis CLO Ltd. Series 2013-2A, Class A(c)
	112,677	0.821	10/14/22	111,239
	Acis CLO Ltd. Series 2013-2A, Class ACOM(c)
	770,167	0.820	10/14/22	756,304
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
	179,259	0.574	04/29/19	175,478
	Ocean Trails CLO I Series 2006-1X, Class A1(b)
	673,099	0.571	10/12/20	663,349
	OFSI Fund V Ltd. Series 2013-5A(c)
	950,000	0.000	04/17/25	921,595
	Red River CLO Ltd. Series 1A, Class A(b)(c)
	130,386	0.599	07/27/18	129,847

				4,579,213

	Home Equity(b) – 2.1%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	54,231	7.000	09/25/37	53,798
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	100,568	6.656	09/25/37	100,691
	Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(c)
	900,000	0.000	10/20/26	879,840
	Sound Point CLO VIII Ltd. Series 2015-1A, Class A(c)
	900,000	1.851	04/15/27	886,239
	Sound Point CLO VIII Ltd. Series 2015-1A, Class B(c)
	250,000	2.370	04/15/27	236,472

				2,157,040

	Student Loans – 2.7%
	Access Group, Inc. Series 2005-2, Class A3(b)
	272,634	0.558	11/22/24	270,380
	Chase Education Loan Trust Series 2007-A, Class A3
	84,539	0.673	12/28/23	82,776
	Edsouth Indenture No 10 LLC Series 2015-2, Class A(b)(c)
	600,000	1.243	12/25/56	597,140
	Nelnet Student Loan Trust Series 2006-2, Class A5(b)
	500,000	0.420	01/25/30	490,229
	Northstar Education Finance, Inc. Series 2004-2, Class A3
	73,853	0.493	07/30/18	73,398
	Scholar Funding Trust Series 2010-A, Class A(b)(c)
	189,411	1.073	10/28/41	183,827

	Asset-Backed Securities(a) – (continued)
	Student Loans – (continued)
	SLC Student Loan Trust Series 2006-1, Class A5(b)
	$500,000	0.622%	03/15/27	$478,264
	SLM Student Loan Trust Series 2005-3, Class A5(b)
	261,558	0.410	10/25/24	255,478
	SLM Student Loan Trust Series 2006-2, Class A5(b)
	446,029	0.430	07/25/25	439,769

				2,871,261

	TOTAL ASSET-BACKED SECURITIES
	(Cost $9,619,555)			$9,607,514

	Foreign Debt Obligations – 3.6%
	Sovereign – 3.4%
	Chile Government International Bond
	$450,000	3.125%	03/27/25	$450,675
	Colombia Government International Bond(b)
	640,000	4.000	02/26/24	609,600
	210,000	5.000	06/15/45	175,350
	Indonesia Government International Bond(c)
	230,000	4.750	01/08/26	226,550
	Italy Buoni Poliennali Del Tesoro
EUR	232,722	2.350	09/15/19	276,861
	170,000	3.750	05/01/21	213,994
	Mexico Government International Bond
	$470,000	3.600	01/30/25	457,780
	160,000	4.750	03/08/44	145,760
	200,000	4.600	01/23/46	177,500
	10,000	5.750	10/12/10	9,325
	Peruvian Government International Bond
	110,000	6.550	03/14/37	127,325
	Spain Government Bond(c)
EUR	270,000	5.500	04/30/21	364,774
	Spain Government Inflation Linked Bond(c)
	100,244	0.550	11/30/19	111,697
	Turkey Government International Bond
	$260,000	4.250	04/14/26	243,750

				3,590,941

	Supranational – 0.2%
	Inter-American Development Bank
	200,000	1.000	02/27/18	197,147

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,951,226)			$3,788,088

	Municipal Debt Obligations – 1.3%
	California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36	$167,484
	105,000	7.625	03/01/40	152,908

				320,392

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
$250,000	7.350%		07/01/35	$274,010

New York – 0.5%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600		09/01/20	531,408

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270		02/15/50	290,733

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,224,927)				$1,416,543

Government Guarantee Obligations – 2.4%
Hashemite Kingdom of Jordan Government AID Bond(f)
$700,000	2.503%		10/30/20	$714,575
Israel Government AID Bond(f)
400,000	5.500		09/18/23	482,729
200,000	5.500		12/04/23	241,887
100,000	5.500		04/26/24	121,248
KFW(g)
1,000,000	1.125		08/06/18	992,174

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,558,361)				$2,552,613

Commercial Paper – 0.7%
Barclays Bank PLC(a)(b)(c)
$750,000	0.920%		04/13/16	$749,897
(Cost $750,000)

U.S. Treasury Obligations – 16.6%
United States Treasury Bonds
$4,400,000	3.625	%(h)	08/15/43	$4,958,668
960,000	3.750		11/15/43	1,106,400
700,000	3.625		02/15/44	787,780
1,300,000	3.375		05/15/44	1,395,927
1,300,000	3.000		11/15/44	1,295,957
300,000	3.000		05/15/45	298,767
United States Treasury Inflation-Protected Securities
942,426	0.125		04/15/17	940,513
1,131,779	0.125		04/15/18	1,130,013
315,246	0.125		01/15/22	306,085
255,500	0.375		07/15/23	250,030
519,853	0.625		01/15/24	514,655
150,248	0.125		07/15/24	142,947
387,720	2.500		01/15/29	460,235
397,999	1.375		02/15/44	406,456

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$600,000	1.750%		12/31/20	$599,508
1,400,000	2.125		12/31/22	1,402,632
United States Treasury Principal-Only STRIPS(i)
1,900,000	0.000		11/15/27	1,420,934

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,531,581)				$17,417,507

TOTAL INVESTMENTS – 107.7%
(Cost $112,138,491)				$113,012,481

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.7)%				(8,062,386)

NET ASSETS – 100.0%				$104,950,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,656,873, which represents approximately 16.8% of net assets as of December 31, 2015.
(d)	Interest is based on the weighted net interest rate of the collateral.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,537,501 which represents approximately 10.0% of net assets as of December 31, 2015.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to 1,560,439, which represents 1.5% of net assets as of December 31, 2015.
(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to $992,174, which represents 0.9% of net assets as of December 31, 2015.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2015

BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—EURO Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Bank of America NA	AUD	50,606	EUR	33,104	03/16/16	$36,745	$703
	EUR	58,424	GBP	41,271	03/16/16	63,609	2,760
	SEK	1,938,775	EUR	209,054	03/16/16	230,152	2,546
	SEK	199,261	USD	23,460	03/16/16	23,654	194
Barclays Bank PLC	CAD	69,393	EUR	45,930	03/16/16	50,160	155
	SEK	544,762	EUR	59,033	03/16/16	64,669	397
	USD	82,000	CAD	110,575	03/16/16	79,928	2,072
	USD	42,468	EUR	38,939	03/16/16	42,394	74
BNP Paribas SA	AUD	69,009	USD	49,286	03/16/16	50,107	821
	CAD	59,722	USD	43,027	03/16/16	43,169	142
	EUR	34,113	USD	36,145	03/16/16	37,141	996
	JPY	30,136,245	USD	246,000	03/16/16	251,159	5,159
	SEK	1,434,601	EUR	154,722	03/16/16	170,302	1,848
	USD	46,033	AUD	63,140	03/16/16	45,846	187
	USD	157,706	EUR	144,287	03/16/16	157,092	614
Citibank NA	GBP	56,208	EUR	76,000	03/16/16	82,872	127
	SEK	1,395,570	EUR	150,000	03/16/16	165,668	2,356

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Citibank NA (continued)	USD	49,289	AUD	67,658	03/16/16	$49,127	$162
	USD	200,743	EUR	181,947	03/16/16	198,094	2,649
JPMorgan Chase Bank NA	SEK	1,622,953	EUR	174,720	03/16/16	192,661	2,435
	SEK	465,625	USD	55,184	03/16/16	55,275	91
	USD	46,312	AUD	63,517	03/16/16	46,119	193
	USD	61,922	CAD	83,962	03/16/16	60,692	1,230
	USD	113,228	GBP	75,433	03/16/16	111,217	2,011
Standard Chartered Bank	AUD	115,000	USD	81,461	03/16/16	83,501	2,040
	CAD	55,176	USD	39,651	03/16/16	39,883	232
	USD	39,797	SEK	331,278	03/16/16	39,326	471
State Street Bank	AUD	100,889	USD	72,340	03/16/16	73,255	915
	EUR	311,543	USD	339,023	03/16/16	339,192	169
	NZD	60,046	USD	39,429	03/16/16	40,887	1,458
	SEK	1,948,540	EUR	210,542	03/16/16	231,312	2,084
	SEK	212,746	USD	25,191	03/16/16	25,255	64
	USD	163,744	AUD	225,000	03/16/16	163,372	372
	USD	39,687	NZD	58,195	03/16/16	39,627	60
	USD	32,940	SEK	276,388	03/16/16	32,810	130
Westpac Banking Corp.	AUD	228,000	USD	164,116	03/16/16	165,550	1,434
	USD	140,187	EUR	127,792	02/10/16	139,005	1,182
	USD	449,849	GBP	297,325	01/13/16	438,327	11,522
TOTAL							$52,055

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Bank of America NA	CAD	107,300	USD	78,899	03/16/16	$77,561	$ (1,338)
	EUR	52,722	AUD	80,445	03/16/16	57,401	(1,010)
	GBP	24,286	JPY	4,389,208	03/16/16	35,807	(773)
	USD	81,910	AUD	113,000	03/16/16	82,049	(139)
	USD	164,000	CAD	229,393	03/16/16	165,814	(1,814)
	USD	49,517	NZD	73,113	03/16/16	49,786	(269)
	USD	46,306	SEK	390,487	03/16/16	46,355	(49)
Barclays Bank PLC	CAD	118,794	USD	87,650	03/16/16	85,869	(1,781)
	EUR	52,722	AUD	80,776	03/16/16	57,400	(1,251)
	GBP	23,758	USD	35,934	03/16/16	35,028	(906)
	USD	278,781	JPY	34,292,839	03/16/16	285,801	(7,020)
	USD	65,432	NZD	98,074	03/16/16	66,782	(1,350)
BNP Paribas SA	CAD	138,603	EUR	93,661	03/16/16	100,187	(1,786)
	GBP	63,947	USD	95,603	03/16/16	94,282	(1,321)
	NOK	288,437	USD	33,038	03/16/16	32,563	(475)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA (continued)	USD	75,628	EUR	69,487	03/16/16	$75,654	$(26)
	USD	450,733	JPY	54,615,470	03/16/16	455,173	(4,440)
	USD	98,367	NZD	147,525	03/16/16	100,456	(2,089)
Citibank NA	AUD	45,308	USD	33,037	03/16/16	32,898	(139)
	CAD	71,245	USD	52,628	03/16/16	51,499	(1,129)
	USD	81,658	AUD	114,000	03/16/16	82,775	(1,117)
	USD	82,000	CAD	114,175	03/16/16	82,530	(530)
	USD	1,546,496	EUR	1,423,885	02/10/16	1,548,821	(2,325)
	USD	195,862	JPY	23,672,173	03/16/16	197,287	(1,425)
	USD	46,033	NZD	69,536	03/16/16	47,350	(1,317)
	USD	52,769	SEK	445,453	03/16/16	52,880	(111)
Deutsche Bank AG (London)	USD	77,829	SEK	676,000	01/15/16	80,104	(2,275)
JPMorgan Chase Bank NA	CAD	101,910	USD	75,354	03/16/16	73,665	(1,689)
	NOK	663,036	USD	75,848	03/16/16	74,853	(995)
	USD	36,229	JPY	4,435,090	03/16/16	36,962	(733)
	USD	52,790	SEK	448,511	03/16/16	53,243	(453)
Morgan Stanley Co., Inc.	NOK	342,835	USD	39,322	03/16/16	38,704	(618)
	USD	82,016	AUD	115,205	03/16/16	83,650	(1,634)
	USD	124,907	NZD	187,591	03/16/16	127,738	(2,831)
Standard Chartered Bank	CAD	106,270	USD	78,871	03/16/16	76,816	(2,055)
	GBP	90,692	USD	135,166	03/16/16	133,715	(1,451)
	NOK	370,878	USD	42,655	03/16/16	41,870	(785)
State Street Bank	CAD	449,608	USD	329,000	03/16/16	324,994	(4,006)
	GBP	66,094	USD	98,867	03/16/16	97,448	(1,419)
	NOK	1,440,144	USD	168,389	03/16/16	162,584	(5,805)
	USD	281,643	AUD	391,088	03/16/16	283,968	(2,325)
	USD	36,252	JPY	4,451,415	03/16/16	37,098	(846)
	USD	245,873	NZD	367,601	03/16/16	250,314	(4,441)
Westpac Banking Corp.	GBP	152,000	USD	229,974	01/13/16	224,084	(5,890)
	USD	84,756	JPY	10,391,270	01/28/16	86,497	(1,741)
TOTAL							$(77,922)

FORWARD SALES CONTRACTS — At December 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $999,531)	3.000%	TBA-30yr	01/25/46	$(1,000,000)	$(999,766)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-Bobl	5	March 2016	$710,028	$1,120
Euro-BTP	4	March 2016	599,538	3,972
Euro-Bund	(3)	March 2016	(514,859)	(1,787)
U.S. Long Bond	19	March 2016	2,921,250	(3,068)
U.S. Ultra Long Treasury Bonds	(42)	March 2016	(6,664,875)	(31,144)
2 Year U.S. Treasury Notes	23	March 2016	4,996,391	(8,268)
3 Year Australian Government Bonds	34	March 2016	2,761,688	8,264
5 Year U.S. Treasury Notes	75	March 2016	8,874,023	(21,391)
10 Year Australian Government Bonds	3	March 2016	277,399	562
10 Year U.S. Treasury Notes	(11)	March 2016	(1,384,969)	12,355
TOTAL				$(39,385)

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	290	01/04/18	3 Month LIBOR	0.845%	$450	$656
CAD	920	03/16/18	1.250%	3 Month BA	4,171	1,116
GBP	1,270	03/16/18	6 Month LIBOR	1.500	(15,303)	3,584
SEK	19,010	03/16/18	0.050	3 Month STIBOR	8,414	(3,629)
	$590	03/16/18	1.500	3 Month LIBOR	3,561	(1,046)
EUR	940	03/16/19	0.250	6 Month EURIBOR	5,734	(675)
AUD	510	03/16/21	2.500	6 Month BBR	(1,902)	(641)
CAD	1,130	03/16/21	1.750	3 Month BA	17,002	4,052
EUR	1,050	03/16/21	6 Month EURIBOR	0.500	(9,845)	2,644
SEK	6,040	03/16/21	3 Month STIBOR	0.750	(2,350)	4,620
EUR	1,050	09/16/25	2.000	6 Month LIBOR	9,496	11,140
GBP	800	09/16/25	6 Month LIBOR	2.750	(12,701)	(3,998)
AUD	520	03/16/26	3.000	6 Month BBR	(639)	(3,088)
CAD	170	03/16/26	3 Month BA	2.500	(7,282)	637
EUR	3,330	03/16/26	1.000	6 Month EURIBOR	15,937	(28,845)
GBP	70	03/16/26	6 Month LIBOR	2.250	(3,348)	1,342
SEK	4,690	03/16/26	3 Month STIBOR	1.500	4,813	5,326
	$1,180	03/16/26	3 Month LIBOR	2.500	(33,038)	4,043
EUR	1,000	03/17/26	1.500	6 Month EURIBOR	(11,755)	(306)
	$1,000	03/17/26	3 Month LIBOR	2.500	12,110	(2,726)
GBP	530	03/16/46	6 Month LIBOR	2.250	(38,813)	24,451
	TOTAL				$(55,288)	$18,657

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 99.4%
Automobiles & Components – 1.0%
2,145	BorgWarner, Inc.	$92,728
2,659	Delphi Automotive PLC	227,956
36,544	Ford Motor Co.	514,905
13,234	General Motors Co.	450,088
1,761	Harley-Davidson, Inc.	79,932
6,149	Johnson Controls, Inc.	242,824
2,525	The Goodyear Tire & Rubber Co.	82,492

		1,690,925

Banks – 6.0%
97,697	Bank of America Corp.	1,644,240
7,100	BB&T Corp.	268,451
27,945	Citigroup, Inc.	1,446,154
1,626	Comerica, Inc.	68,016
7,458	Fifth Third Bancorp	149,906
7,808	Huntington Bancshares, Inc.	86,356
34,553	JPMorgan Chase & Co.	2,281,535
7,808	KeyCorp	102,987
1,496	M&T Bank Corp.	181,285
2,938	People’s United Financial, Inc.	47,449
12,386	Regions Financial Corp.	118,906
4,855	SunTrust Banks, Inc.	207,988
4,745	The PNC Financial Services Group, Inc.	452,246
15,392	U.S. Bancorp	656,777
43,632	Wells Fargo & Co.	2,371,835
1,886	Zions Bancorporation	51,488

		10,135,619

Capital Goods – 7.2%
5,810	3M Co.	875,218
908	Allegion PLC	59,855
2,330	AMETEK, Inc.	124,865
5,494	Caterpillar, Inc.	373,372
1,552	Cummins, Inc.	136,591
5,564	Danaher Corp.	516,784
2,912	Deere & Co.	222,098
1,512	Dover Corp.	92,701
4,301	Eaton Corp. PLC	223,824
6,184	Emerson Electric Co.	295,781
2,645	Fastenal Co.	107,969
1,290	Flowserve Corp.	54,283
1,322	Fluor Corp.	62,425
2,774	General Dynamics Corp.	381,037
88,605	General Electric Co.	2,760,046
7,272	Honeywell International, Inc.	753,161
3,099	Illinois Tool Works, Inc.	287,215
2,503	Ingersoll-Rand PLC	138,391
1,109	Jacobs Engineering Group, Inc.*	46,523
746	L-3 Communications Holdings, Inc.	89,154
2,505	Lockheed Martin Corp.	543,961
3,272	Masco Corp.	92,598
1,721	Northrop Grumman Corp.	324,942
3,285	PACCAR, Inc.	155,709
1,327	Parker-Hannifin Corp.	128,692

Common Stocks – (continued)
Capital Goods – (continued)
1,680	Pentair PLC	$83,210
1,289	Precision Castparts Corp.	299,061
1,424	Quanta Services, Inc.*	28,836
2,859	Raytheon Co.	356,031
1,236	Rockwell Automation, Inc.	126,826
1,259	Rockwell Collins, Inc.	116,206
936	Roper Technologies, Inc.	177,643
560	Snap-on, Inc.	96,001
1,424	Stanley Black & Decker, Inc.	151,984
2,573	Textron, Inc.	108,092
5,943	The Boeing Co.	859,298
933	United Rentals, Inc.*	67,680
7,803	United Technologies Corp.	749,634
530	W.W. Grainger, Inc.	107,373
1,690	Xylem, Inc.	61,685

		12,236,755

Commercial & Professional Services – 0.7%
816	Cintas Corp.	74,297
1,107	Equifax, Inc.	123,287
3,512	Nielsen Holdings PLC	163,659
1,965	Pitney Bowes, Inc.	40,577
2,270	Republic Services, Inc.	99,857
1,283	Robert Half International, Inc.	60,481
790	Stericycle, Inc.*	95,274
1,529	The ADT Corp.	50,426
341	The Dun & Bradstreet Corp.	35,440
3,941	Tyco International PLC	125,679
1,483	Verisk Analytics, Inc.*	114,013
3,955	Waste Management, Inc.	211,078

		1,194,068

Consumer Durables & Apparel – 1.4%
2,614	Coach, Inc.	85,556
3,005	D.R. Horton, Inc.	96,250
339	Fossil Group, Inc.*	12,394
1,050	Garmin Ltd.	39,028
3,594	Hanesbrands, Inc.	105,771
676	Harman International Industries, Inc.	63,686
1,067	Hasbro, Inc.	71,873
1,351	Leggett & Platt, Inc.	56,769
1,593	Lennar Corp. Class A	77,914
3,224	Mattel, Inc.	87,596
1,794	Michael Kors Holdings Ltd.*	71,868
585	Mohawk Industries, Inc.*	110,793
2,545	Newell Rubbermaid, Inc.	112,184
12,708	NIKE, Inc. Class B	794,250
3,126	PulteGroup, Inc.	55,705
784	PVH Corp.	57,742
549	Ralph Lauren Corp.	61,203
1,605	Under Armour, Inc. Class A*	129,379
3,179	VF Corp.	197,893
746	Whirlpool Corp.	109,565

		2,397,419

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.9%
4,379	Carnival Corp.	$238,568
290	Chipotle Mexican Grill, Inc.*	139,157
1,097	Darden Restaurants, Inc.	69,813
2,181	H&R Block, Inc.	72,649
1,873	Marriott International, Inc. Class A	125,566
8,669	McDonald’s Corp.	1,024,156
1,601	Royal Caribbean Cruises Ltd.	162,037
13,944	Starbucks Corp.	837,058
1,617	Starwood Hotels & Resorts Worldwide, Inc.	112,026
1,087	Wyndham Worldwide Corp.	78,971
807	Wynn Resorts Ltd.	55,836
4,027	Yum! Brands, Inc.	294,172

		3,210,009

Diversified Financials – 4.9%
502	Affiliated Managers Group, Inc.*	80,200
7,825	American Express Co.	544,229
1,613	Ameriprise Financial, Inc.	171,655
17,581	Berkshire Hathaway, Inc. Class B*	2,321,395
1,200	BlackRock, Inc.	408,624
4,965	Capital One Financial Corp.	358,374
3,184	CME Group, Inc.	288,470
4,073	Discover Financial Services	218,394
2,668	E*TRADE Financial Corp.*	79,080
3,592	Franklin Resources, Inc.	132,257
1,039	Intercontinental Exchange, Inc.	266,254
3,963	Invesco Ltd.	132,681
979	Legg Mason, Inc.	38,406
2,947	Leucadia National Corp.	51,248
2,549	McGraw Hill Financial, Inc.	251,280
1,643	Moody’s Corp.	164,859
14,326	Morgan Stanley	455,710
1,091	Nasdaq, Inc.	63,464
3,681	Navient Corp.	42,147
2,072	Northern Trust Corp.	149,371
3,853	State Street Corp.	255,685
7,872	Synchrony Financial*	239,388
2,380	T. Rowe Price Group, Inc.	170,146
10,368	The Bank of New York Mellon Corp.	427,369
11,091	The Charles Schwab Corp.	365,227
3,714	The Goldman Sachs Group, Inc.(a)	669,374

		8,345,287

Energy – 6.5%
4,744	Anadarko Petroleum Corp.	230,463
3,537	Apache Corp.	157,290
4,110	Baker Hughes, Inc.	189,676
3,946	Cabot Oil & Gas Corp.	69,805
1,761	Cameron International Corp.*	111,295
5,166	Chesapeake Energy Corp.	23,247
17,704	Chevron Corp.	1,592,652
867	Cimarex Energy Co.	77,492
3,150	Columbia Pipeline Group, Inc.	63,000
11,611	ConocoPhillips	542,118

Common Stocks – (continued)
Energy – (continued)
2,339	CONSOL Energy, Inc.	$18,478
3,650	Devon Energy Corp.	116,800
746	Diamond Offshore Drilling, Inc.	15,741
2,294	Ensco PLC Class A	35,305
5,190	EOG Resources, Inc.	367,400
1,437	EQT Corp.	74,911
39,167	Exxon Mobil Corp.	3,053,068
2,257	FMC Technologies, Inc.*	65,476
8,047	Halliburton Co.	273,920
979	Helmerich & Payne, Inc.	52,425
2,310	Hess Corp.	111,989
16,779	Kinder Morgan, Inc.	250,343
6,535	Marathon Oil Corp.	82,276
5,080	Marathon Petroleum Corp.	263,347
1,464	Murphy Oil Corp.	32,867
3,609	National Oilwell Varco, Inc.	120,865
1,404	Newfield Exploration Co.*	45,714
3,761	Noble Energy, Inc.	123,850
7,165	Occidental Petroleum Corp.	484,426
2,070	ONEOK, Inc.	51,046
4,525	Phillips 66	370,145
1,405	Pioneer Natural Resources Co.	176,159
1,645	Range Resources Corp.	40,483
11,861	Schlumberger Ltd.	827,305
3,798	Southwestern Energy Co.*	27,004
6,383	Spectra Energy Corp.	152,809
1,146	Tesoro Corp.	120,754
6,446	The Williams Companies, Inc.	165,662
3,110	Transocean Ltd.	38,502
4,544	Valero Energy Corp.	321,306

		10,937,414

Food & Staples Retailing – 2.3%
4,142	Costco Wholesale Corp.	668,933
10,380	CVS Health Corp.	1,014,853
4,904	Sysco Corp.	201,064
9,086	The Kroger Co.	380,067
8,185	Walgreens Boots Alliance, Inc.	696,994
14,793	Wal-Mart Stores, Inc.	906,811
3,133	Whole Foods Market, Inc.	104,955

		3,973,677

Food, Beverage & Tobacco – 5.6%
18,390	Altria Group, Inc.	1,070,482
5,538	Archer-Daniels-Midland Co.	203,134
930	Brown-Forman Corp. Class B	92,330
1,729	Campbell Soup Co.	90,859
2,015	Coca-Cola Enterprises, Inc.	99,218
4,098	ConAgra Foods, Inc.	172,772
1,627	Constellation Brands, Inc. Class A	231,750
1,824	Dr. Pepper Snapple Group, Inc.	169,997
5,654	General Mills, Inc.	326,009
1,261	Hormel Foods Corp.	99,720
2,370	Kellogg Co.	171,280
1,139	Keurig Green Mountain, Inc.	102,487

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,116	McCormick & Co., Inc.	$95,485
1,885	Mead Johnson Nutrition Co.	148,821
1,484	Molson Coors Brewing Co. Class B	139,377
14,877	Mondelez International, Inc. Class A	667,085
1,431	Monster Beverage Corp.*	213,162
13,665	PepsiCo, Inc.	1,365,407
14,536	Philip Morris International, Inc.	1,277,860
7,835	Reynolds American, Inc.	361,585
36,832	The Coca-Cola Co.	1,582,303
1,393	The Hershey Co.	124,353
1,130	The J.M. Smucker Co.	139,374
5,587	The Kraft Heinz Co.	406,510
2,845	Tyson Foods, Inc. Class A	151,724

		9,503,084

Health Care Equipment & Services – 5.0%
13,955	Abbott Laboratories	626,719
3,301	Aetna, Inc.	356,904
1,843	AmerisourceBergen Corp.	191,138
2,440	Anthem, Inc.	340,234
5,172	Baxter International, Inc.	197,312
1,970	Becton, Dickinson and Co.	303,557
703	C. R. Bard, Inc.	133,176
12,635	Boston Scientific Corp.*	232,989
3,048	Cardinal Health, Inc.	272,095
2,851	Cerner Corp.*	171,545
2,437	Cigna Corp.	356,606
1,629	DaVita HealthCare Partners, Inc.*	113,558
1,280	DENTSPLY International, Inc.	77,888
2,016	Edwards Lifesciences Corp.*	159,224
6,323	Express Scripts Holding Co.*	552,693
2,984	HCA Holdings, Inc.*	201,808
772	Henry Schein, Inc.*	122,123
1,399	Humana, Inc.	249,735
345	Intuitive Surgical, Inc.*	188,425
931	Laboratory Corp. of America Holdings*	115,109
2,183	McKesson Corp.	430,553
13,263	Medtronic PLC	1,020,190
779	Patterson Companies, Inc.	35,219
1,352	Quest Diagnostics, Inc.	96,181
2,618	St. Jude Medical, Inc.	161,714
2,975	Stryker Corp.	276,497
934	Tenet Healthcare Corp.*	28,300
8,964	UnitedHealth Group, Inc.	1,054,525
882	Universal Health Services, Inc. Class B	105,390
928	Varian Medical Systems, Inc.*	74,982
1,592	Zimmer Biomet Holdings, Inc.	163,323

		8,409,712

Household & Personal Products – 2.0%
1,236	Church & Dwight Co., Inc.	104,912
8,470	Colgate-Palmolive Co.	564,271
3,407	Kimberly-Clark Corp.	433,711
1,189	The Clorox Co.	150,801

Common Stocks – (continued)
Household & Personal Products – (continued)
2,117	The Estee Lauder Companies, Inc. Class A	$186,423
25,533	The Procter & Gamble Co.	2,027,576

		3,467,694

Insurance – 2.7%
3,022	ACE Ltd.	353,121
4,074	Aflac, Inc.	244,033
11,678	American International Group, Inc.	723,686
2,546	Aon PLC	234,767
623	Assurant, Inc.	50,176
1,394	Cincinnati Financial Corp.	82,483
2,347	Lincoln National Corp.	117,960
2,656	Loews Corp.	101,990
4,856	Marsh & McLennan Companies, Inc.	269,265
10,474	MetLife, Inc.	504,951
2,611	Principal Financial Group, Inc.	117,443
4,210	Prudential Financial, Inc.	342,736
3,599	The Allstate Corp.	223,462
2,114	The Chubb Corp.	280,401
3,900	The Hartford Financial Services Group, Inc.	169,494
5,426	The Progressive Corp.	172,547
2,836	The Travelers Companies, Inc.	320,071
1,088	Torchmark Corp.	62,190
2,254	Unum Group	75,036
2,856	XL Group PLC	111,898

		4,557,710

Materials – 2.8%
1,810	Air Products & Chemicals, Inc.	235,499
617	Airgas, Inc.	85,343
11,842	Alcoa, Inc.	116,881
832	Avery Dennison Corp.	52,133
1,339	Ball Corp.	97,385
2,254	CF Industries Holdings, Inc.	91,986
8,274	E.I. du Pont de Nemours & Co.	551,048
1,372	Eastman Chemical Co.	92,624
2,516	Ecolab, Inc.	287,780
1,278	FMC Corp.	50,008
10,104	Freeport-McMoRan, Inc.	68,404
766	International Flavors & Fragrances, Inc.	91,644
3,967	International Paper Co.	149,556
3,393	LyondellBasell Industries NV Class A	294,852
611	Martin Marietta Materials, Inc.	83,450
4,146	Monsanto Co.	408,464
5,034	Newmont Mining Corp.	90,562
3,043	Nucor Corp.	122,633
1,570	Owens-Illinois, Inc.*	27,349
2,521	PPG Industries, Inc.	249,125
2,714	Praxair, Inc.	277,914
1,911	Sealed Air Corp.	85,231
10,603	The Dow Chemical Co.	545,842

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
3,030	The Mosaic Co.	$83,598
738	The Sherwin-Williams Co.	191,585
1,233	Vulcan Materials Co.	117,098
2,484	WestRock Co.	113,320

		4,661,314

Media – 3.0%
2,057	Cablevision Systems Corp. Class A	65,618
4,021	CBS Corp. Class B	189,510
22,901	Comcast Corp. Class A	1,292,303
1,393	Discovery Communications, Inc. Class A*	37,165
2,499	Discovery Communications, Inc. Class C*	63,025
1,017	News Corp.	14,197
3,602	News Corp. Class A	48,123
2,259	Omnicom Group, Inc.	170,916
918	Scripps Networks Interactive, Inc. Class A	50,683
2,048	TEGNA, Inc.	52,265
3,864	The Interpublic Group of Companies, Inc.	89,954
14,268	The Walt Disney Co.	1,499,281
2,648	Time Warner Cable, Inc.	491,442
7,473	Time Warner, Inc.	483,279
12,147	Twenty-First Century Fox, Inc. Class A	329,913
4,073	Twenty-First Century Fox, Inc. Class B	110,908
3,225	Viacom, Inc. Class B	132,741

		5,121,323

Pharmaceuticals, Biotechnology & Life Sciences – 10.1%
15,318	AbbVie, Inc.	907,438
3,186	Agilent Technologies, Inc.	133,207
2,136	Alexion Pharmaceuticals, Inc.*	407,442
3,693	Allergan PLC*	1,154,062
7,113	Amgen, Inc.	1,154,653
5,156	Baxalta, Inc.	201,239
2,087	Biogen, Inc.*	639,352
15,640	Bristol-Myers Squibb Co.	1,075,876
7,361	Celgene Corp.*	881,553
9,191	Eli Lilly & Co.	774,434
1,928	Endo International PLC*	118,032
13,518	Gilead Sciences, Inc.	1,367,886
1,371	Illumina, Inc.*	263,157
25,989	Johnson & Johnson	2,669,590
1,078	Mallinckrodt PLC*	80,451
26,203	Merck & Co., Inc.	1,384,042
3,842	Mylan NV*	207,737
1,091	PerkinElmer, Inc.	58,445
1,378	Perrigo Co. PLC	199,397
57,905	Pfizer, Inc.	1,869,173
724	Regeneron Pharmaceuticals, Inc.*	393,038
3,730	Thermo Fisher Scientific, Inc.	529,101
2,284	Vertex Pharmaceuticals, Inc.*	287,396

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
781	Waters Corp.*	$105,107
4,284	Zoetis, Inc.	205,289

		17,067,097

Real Estate – 2.7%
3,998	American Tower Corp. (REIT)	387,606
1,402	Apartment Investment & Management Co. Class A (REIT)	56,122
1,235	AvalonBay Communities, Inc. (REIT)	227,401
1,432	Boston Properties, Inc. (REIT)	182,637
2,716	CBRE Group, Inc. Class A*	93,919
3,146	Crown Castle International Corp. (REIT)	271,972
552	Equinix, Inc. (REIT)	166,925
3,409	Equity Residential (REIT)	278,140
612	Essex Property Trust, Inc. (REIT)	146,296
5,425	General Growth Properties, Inc. (REIT)	147,614
4,297	HCP, Inc. (REIT)	164,317
6,947	Host Hotels & Resorts, Inc. (REIT)	106,567
1,891	Iron Mountain, Inc. (REIT)	51,076
3,948	Kimco Realty Corp. (REIT)	104,464
1,633	Plum Creek Timber Co., Inc. (REIT)	77,927
4,966	Prologis, Inc. (REIT)	213,141
1,372	Public Storage (REIT)	339,844
2,269	Realty Income Corp. (REIT)	117,149
2,902	Simon Property Group, Inc. (REIT)	564,265
942	SL Green Realty Corp. (REIT)	106,427
1,257	The Macerich Co. (REIT)	101,427
3,094	Ventas, Inc. (REIT)	174,595
1,647	Vornado Realty Trust (REIT)	164,634
3,345	Welltower, Inc. (REIT)	227,560
4,795	Weyerhaeuser Co. (REIT)	143,754

		4,615,779

Retailing – 5.5%
684	Advance Auto Parts, Inc.	102,949
3,608	Amazon.com, Inc.*	2,438,611
696	AutoNation, Inc.*	41,523
289	AutoZone, Inc.*	214,412
1,570	Bed Bath & Beyond, Inc.*	75,752
2,821	Best Buy Co., Inc.	85,899
1,945	CarMax, Inc.*	104,972
2,787	Dollar General Corp.	200,302
2,160	Dollar Tree, Inc.*	166,795
1,111	Expedia, Inc.	138,097
981	GameStop Corp. Class A	27,507
1,404	Genuine Parts Co.	120,590
1,730	Kohl’s Corp.	82,400
2,332	L Brands, Inc.	223,452
8,566	Lowe’s Companies, Inc.	651,359
2,907	Macy’s, Inc.	101,687
3,994	Netflix, Inc.*	456,834
1,352	Nordstrom, Inc.	67,343
927	O’Reilly Automotive, Inc.*	234,920
3,855	Ross Stores, Inc.	207,438

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
734	Signet Jewelers Ltd.	$90,788
6,320	Staples, Inc.	59,850
5,754	Target Corp.	417,798
2,290	The Gap, Inc.	56,563
11,895	The Home Depot, Inc.	1,573,114
470	The Priceline Group, Inc.*	599,226
6,343	The TJX Companies, Inc.	449,782
1,026	Tiffany & Co.	78,274
1,269	Tractor Supply Co.	108,500
1,075	TripAdvisor, Inc.*	91,644
944	Urban Outfitters, Inc.*	21,476

		9,289,857

Semiconductors & Semiconductor Equipment – 2.5%
2,949	Analog Devices, Inc.	163,139
10,665	Applied Materials, Inc.	199,116
2,456	Avago Technologies Ltd.	356,489
5,193	Broadcom Corp. Class A	300,259
668	First Solar, Inc.*	44,081
44,272	Intel Corp.	1,525,170
1,512	KLA-Tencor Corp.	104,857
1,502	Lam Research Corp.	119,289
2,325	Linear Technology Corp.	98,743
1,948	Microchip Technology, Inc.	90,660
9,991	Micron Technology, Inc.*	141,473
4,826	NVIDIA Corp.	159,065
1,287	Qorvo, Inc.*	65,508
1,786	Skyworks Solutions, Inc.	137,218
9,609	Texas Instruments, Inc.	526,669
2,490	Xilinx, Inc.	116,955

		4,148,691

Software & Services – 12.3%
5,844	Accenture PLC Class A	610,698
4,672	Activision Blizzard, Inc.	180,853
4,707	Adobe Systems, Inc.*	442,176
1,695	Akamai Technologies, Inc.*	89,208
577	Alliance Data Systems Corp.*	159,581
2,734	Alphabet, Inc. Class A*	2,127,079
2,789	Alphabet, Inc. Class C*	2,116,516
2,108	Autodesk, Inc.*	128,441
4,355	Automatic Data Processing, Inc.	368,956
2,881	CA, Inc.	82,281
1,412	Citrix Systems, Inc.*	106,818
5,762	Cognizant Technology Solutions Corp. Class A*	345,835
1,321	CSRA, Inc.	39,630
10,563	eBay, Inc.*	290,271
2,902	Electronic Arts, Inc.*	199,426
21,311	Facebook, Inc. Class A*	2,230,409
2,687	Fidelity National Information Services, Inc.	162,832
2,120	Fiserv, Inc.*	193,895
8,368	International Business Machines Corp.	1,151,604
2,491	Intuit, Inc.	240,382

Common Stocks – (continued)
Software & Services – (continued)
9,279	Mastercard, Inc. Class A	$903,404
75,017	Microsoft Corp.	4,161,943
30,210	Oracle Corp.	1,103,571
3,009	Paychex, Inc.	159,146
10,423	PayPal Holdings, Inc.*	377,313
1,704	Red Hat, Inc.*	141,108
5,801	salesforce.com inc*	454,798
6,457	Symantec Corp.	135,597
1,169	Teradata Corp.*	30,885
4,898	The Western Union Co.	87,723
1,614	Total System Services, Inc.	80,377
911	VeriSign, Inc.*	79,585
18,356	Visa, Inc. Class A	1,423,508
8,761	Xerox Corp.	93,130
8,117	Yahoo!, Inc.*	269,971

		20,768,950

Technology Hardware & Equipment – 5.8%
2,859	Amphenol Corp. Class A	149,326
52,367	Apple, Inc.	5,512,149
47,722	Cisco Systems, Inc.	1,295,891
10,977	Corning, Inc.	200,660
18,110	EMC Corp.	465,065
689	F5 Networks, Inc.*	66,805
1,314	FLIR Systems, Inc.	36,884
1,069	Harris Corp.	92,896
17,137	Hewlett Packard Enterprise Co.	260,482
17,137	HP, Inc.	202,902
3,371	Juniper Networks, Inc.	93,040
1,547	Motorola Solutions, Inc.	105,892
2,738	NetApp, Inc.	72,639
14,190	QUALCOMM, Inc.	709,287
1,913	SanDisk Corp.	145,369
2,861	Seagate Technology PLC	104,884
3,591	TE Connectivity Ltd.	232,015
2,073	Western Digital Corp.	124,484

		9,870,670

Telecommunication Services – 2.4%
57,754	AT&T, Inc.	1,987,315
5,061	CenturyLink, Inc.	127,335
10,443	Frontier Communications Corp.	48,769
2,675	Level 3 Communications, Inc.*	145,413
38,145	Verizon Communications, Inc.	1,763,062

		4,071,894

Transportation – 2.1%
5,923	American Airlines Group, Inc.	250,839
1,336	C.H. Robinson Worldwide, Inc.	82,859
9,210	CSX Corp.	239,000
7,342	Delta Air Lines, Inc.	372,166
1,797	Expeditors International of Washington, Inc.	81,045
2,453	FedEx Corp.	365,473
904	J.B. Hunt Transport Services, Inc.	66,317

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
1,037	Kansas City Southern	$77,433
2,836	Norfolk Southern Corp.	239,897
527	Ryder System, Inc.	29,949
6,146	Southwest Airlines Co.	264,647
8,060	Union Pacific Corp.	630,292
3,558	United Continental Holdings, Inc.*	203,873
6,541	United Parcel Service, Inc. Class B	629,440

		3,533,230

Utilities – 3.0%
6,546	AES Corp.	62,645
1,111	AGL Resources, Inc.	70,893
2,247	Ameren Corp.	97,138
4,660	American Electric Power Co., Inc.	271,538
4,108	CenterPoint Energy, Inc.	75,423
2,575	CMS Energy Corp.	92,906
2,740	Consolidated Edison, Inc.	176,100
5,586	Dominion Resources, Inc.	377,837
1,690	DTE Energy Co.	135,521
6,448	Duke Energy Corp.	460,323
3,031	Edison International	179,466
1,711	Entergy Corp.	116,964
3,035	Eversource Energy	154,997
8,190	Exelon Corp.	227,436
4,014	FirstEnergy Corp.	127,364
4,305	NextEra Energy, Inc.	447,246
3,150	NiSource, Inc.	61,457
3,185	NRG Energy, Inc.	37,487
2,478	Pepco Holdings, Inc.	64,453
4,561	PG&E Corp.	242,600
1,006	Pinnacle West Capital Corp.	64,867
6,350	PPL Corp.	216,726
4,706	Public Service Enterprise Group, Inc.	182,075
1,337	SCANA Corp.	80,875
2,233	Sempra Energy	209,924
2,312	TECO Energy, Inc.	61,615
8,591	The Southern Co.	401,973

Common Stocks – (continued)
Utilities – (continued)
2,975	WEC Energy Group, Inc.	$152,647
4,722	Xcel Energy, Inc.	169,567

		5,020,063

TOTAL COMMON STOCKS
(Cost $82,539,518)		$168,228,241

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 0.0%(b)(c)
United States Treasury Bills
$100,000	0.000%	03/10/16	$99,978
(Cost $99,996)

TOTAL INVESTMENTS – 99.4%
(Cost $82,639,514)			$168,328,219

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			966,858

NET ASSETS – 100.0%			$169,295,077

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	10	March 2016	$1,017,700	$(894)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 97.5%
Automobiles & Components – 1.6%
62,954	BorgWarner, Inc.	$2,721,501

Banks – 3.0%
29,348	Eagle Bancorp, Inc.*	1,481,194
53,203	First Republic Bank	3,514,590

		4,995,784

Capital Goods – 12.5%
50,984	AMETEK, Inc.	2,732,233
49,029	Fortune Brands Home & Security, Inc.	2,721,109
39,800	Graco, Inc.	2,868,386
19,895	Hubbell, Inc.	2,010,191
31,400	Middleby Corp.*	3,387,118
73,476	Sensata Technologies Holding NV*	3,384,305
12,761	W.W. Grainger, Inc.	2,585,251
36,859	Xylem, Inc.	1,345,353

		21,033,946

Consumer Durables & Apparel – 4.8%
147,956	Kate Spade & Co.*	2,629,178
29,448	PVH Corp.	2,168,845
30,768	Under Armour, Inc. Class A*	2,480,209
13,653	VF Corp.	849,899

		8,128,131

Consumer Services – 3.5%
91,740	Hilton Worldwide Holdings, Inc.	1,963,236
20,501	Panera Bread Co. Class A*	3,993,185

		5,956,421

Diversified Financials – 3.5%
4,701	Affiliated Managers Group, Inc.*	751,032
15,090	Intercontinental Exchange, Inc.	3,866,963
191,374	SLM Corp.*	1,247,759

		5,865,754

Energy – 0.6%
17,231	Dril-Quip, Inc.*	1,020,592

Food & Staples Retailing – 1.6%
81,209	Whole Foods Market, Inc.	2,720,502

Food, Beverage & Tobacco – 6.2%
83,533	Blue Buffalo Pet Products, Inc.*	1,562,903
24,962	Brown-Forman Corp. Class B	2,478,227
44,698	McCormick & Co., Inc.	3,824,361
26,619	The Hain Celestial Group, Inc.*	1,075,141
19,368	TreeHouse Foods, Inc.*	1,519,613

		10,460,245

Health Care Equipment & Services – 7.9%
34,422	Adeptus Health, Inc. Class A*	1,876,688
21,881	Cardinal Health, Inc.	1,953,317
43,849	Cerner Corp.*	2,638,394
20,971	DexCom, Inc.*	1,717,525

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
20,881	Henry Schein, Inc.*	$3,303,165
13,382	Teleflex, Inc.	1,759,064

		13,248,153

Materials – 3.0%
20,110	Ashland, Inc.	2,065,297
84,570	Axalta Coating Systems Ltd.*	2,253,790
18,192	RPM International, Inc.	801,540

		5,120,627

Pharmaceuticals, Biotechnology & Life Sciences – 8.6%
49,616	Agilent Technologies, Inc.	2,074,445
20,962	Alkermes PLC*	1,663,964
14,083	BioMarin Pharmaceutical, Inc.*	1,475,335
67,148	Cepheid, Inc.*	2,452,917
12,507	Medivation, Inc.*	604,588
5,556	Mettler-Toledo International, Inc.*	1,884,206
9,735	Vertex Pharmaceuticals, Inc.*	1,224,955
66,432	Zoetis, Inc.	3,183,421

		14,563,831

Real Estate – 2.8%
15,846	Equinix, Inc. (REIT)	4,791,830

Retailing – 13.3%
18,812	Advance Auto Parts, Inc.	2,831,394
21,857	Expedia, Inc.	2,716,825
55,006	Five Below, Inc.*	1,765,692
18,996	L Brands, Inc.	1,820,197
90,338	LKQ Corp.*	2,676,715
3,292	O’Reilly Automotive, Inc.*	834,259
25,295	Restoration Hardware Holdings, Inc.*	2,009,688
43,561	Tractor Supply Co.	3,724,465
22,094	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,087,390

		22,466,625

Semiconductors & Semiconductor Equipment – 1.9%
62,098	Qorvo, Inc.*	3,160,788

Software & Services – 15.7%
88,775	Black Knight Financial Services, Inc. Class A*	2,934,901
42,766	Fidelity National Information Services, Inc.	2,591,620
19,329	FleetCor Technologies, Inc.*	2,762,694
21,637	Global Payments, Inc.	1,395,803
40,489	Intuit, Inc.	3,907,188
16,544	LinkedIn Corp. Class A*	3,723,724
59,520	Match Group, Inc.*	806,496
102,456	Sabre Corp.	2,865,694
34,285	ServiceNow, Inc.*	2,967,710
31,489	Splunk, Inc.*	1,851,868
26,473	Twitter, Inc.*	612,585

		26,420,283

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 2.4%
67,994	Amphenol Corp. Class A	$3,551,327
25,951	Pure Storage, Inc. Class A*	404,057

		3,955,384

Telecommunication Services – 3.1%
29,814	Level 3 Communications, Inc.*	1,620,689
34,566	SBA Communications Corp. Class A*	3,631,850

		5,252,539

Transportation – 1.5%
34,175	Kansas City Southern	2,551,847

TOTAL INVESTMENTS – 97.5%
(Cost $138,613,595)		$164,434,783

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		4,250,332

NET ASSETS – 100.0%		$168,685,115

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 48.6%
Collateralized Mortgage Obligations – 35.2%
Agency Multi-Family(a) – 7.2%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$720,852	0.802%	07/25/20	$721,258
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
484,813	0.762	01/25/21	484,382
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,465,784	0.572	08/25/23	1,464,208
FNMA
180,688	2.800	03/01/18	184,220
466,436	3.740	05/01/18	485,841
110,000	3.840	05/01/18	114,905
400,000	4.506	06/01/19	417,403
88,417	3.414	10/01/20	93,304
85,147	3.619	12/01/20	90,159
355,189	3.765	12/01/20	378,493
183,531	4.381	06/01/21	201,179
FNMA ACES Series 2013-M11, Class FA
360,351	0.752	01/25/18	360,595
FNMA ACES Series 2014-M5, Class FA
70,485	0.544	01/25/17	70,484
GNMA
62,398	3.950	07/15/25	66,969

			5,133,400

Regular Floater(a) – 28.0%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)(c)
1,598,898	0.790	09/20/66	1,527,856
FHLMC REMIC Series 3208, Class FD(c)
322,362	0.731	08/15/36	323,411
FHLMC REMIC Series 3208, Class FG(c)
1,298,102	0.731	08/15/36	1,302,324
FHLMC REMIC Series 3307, Class FT
1,960,489	0.571	07/15/34	1,966,505
FHLMC REMIC Series 3311, Class KF
3,163,680	0.671	05/15/37	3,170,561
FHLMC REMIC Series 3371, Class FA(c)
815,989	0.930	09/15/37	825,434
FHLMC REMIC Series 4174, Class FB
1,528,363	0.630	05/15/39	1,523,844
FNMA REMIC Series 2006-82, Class F
750,433	0.992	09/25/36	756,392
FNMA REMIC Series 2006-96, Class FA
1,041,548	0.722	10/25/36	1,044,773
FNMA REMIC Series 2007-85, Class FC
776,692	0.962	09/25/37	785,125
FNMA REMIC Series 2008-8, Class FB
1,058,351	1.242	02/25/38	1,071,488
FNMA REMIC Series 2012-35, Class QF
1,962,496	0.822	04/25/42	1,972,435
GNMA Series 2005-48, Class AF
1,001,244	0.602	06/20/35	998,330

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
$127,965	0.830%	09/21/38	$133,943
Leek Finance Number Seventeen PLC Series 17A, Class A2B(b)(c)
54,118	0.850	12/21/37	57,599
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,410,563	0.726	01/08/20	2,416,778

			19,876,798

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,010,198

Commercial Mortgage-Backed Securities – 3.1%
Regular Floater(a)(b) – 3.1%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(c)
$178,258	5.889%	07/10/44	$179,199
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A
900,000	1.201	06/11/27	889,557
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
1,100,000	1.280	12/15/28	1,099,952

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,168,708

Federal Agencies(a) – 10.3%
Adjustable Rate FHLMC – 5.4%
$323,965	2.412%	05/01/35	$342,244
137,004	2.500	09/01/35	145,386
497,008	2.577	12/01/36	525,995
979,666	2.805	04/01/37	1,039,676
757,998	2.467	01/01/38	804,429
887,963	2.530	01/01/38	942,834

			3,800,564

Adjustable Rate FNMA – 4.3%
95,898	2.104	05/01/33	99,634
256,365	2.458	05/01/35	272,003
577,795	2.384	06/01/35	610,658
798,055	2.383	11/01/35	836,709
128,815	2.408	12/01/35	135,974
507,131	2.613	03/01/37	538,195
561,720	2.387	12/01/37	595,135

			3,088,308

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – 0.6%
$409,938	1.750%	04/20/33	$423,170

TOTAL FEDERAL AGENCIES			$7,312,042

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $34,464,193)			$34,490,948

Asset-Backed Securities – 31.8%
Auto – 1.7%
Ally Master Owner Trust Series 2013-1, Class A1(a)
$1,250,000	0.781%	02/15/18	$1,250,188

Collateralized Loan Obligations(a) – 7.8%
Acis CLO Ltd. Series 2013-2A, Class A(b)
694,842	0.821	10/14/22	685,977
ARES XII CLO Ltd. Series 2007-12A, Class A(b)(c)
259,047	1.023	11/25/20	256,284
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
322,666	0.574	04/29/19	315,861
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)
638,711	0.599	02/01/22	627,913
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)
250,922	0.599	02/01/22	246,680
Callidus Debt Partners CLO Fund VI Ltd. Series 6A, Class A1T(b)(c)
356,309	0.576	10/23/21	348,982
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
446,017	0.712	05/15/21	442,816
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
500,000	1.650	01/22/25	495,441
Parallel 2015-1 Ltd. Series 2015-1A, Class A(b)
300,000	1.733	07/20/27	293,895
Westbrook CLO Ltd. Series 2006-1X, Class A1
186,216	0.810	12/20/20	184,691
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,262,331	0.554	08/01/22	1,245,180
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A(b)
400,000	1.618	07/16/27	390,372

			5,534,092

Credit Card – 1.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(a)
1,000,000	0.711	06/15/21	997,881

Student Loans(a) – 20.9%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
677,157	1.222	12/26/44	657,461
Access Group, Inc. Series 2006-1, Class A2
154,780	0.503	08/25/23	153,278
Access Group, Inc. Series 2015-1, Class A(b)
137,888	1.122	07/25/56	133,868
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
606,140	1.222	02/25/41	591,724

Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(c)
$94,395	0.713%	09/26/22	$93,983
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10(c)
348,246	0.723	12/26/19	347,185
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
477,146	1.222	06/25/26	471,807
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
832,281	0.970	04/25/35	808,560
Educational Services of America, Inc. Series 2010-1, Class A1(b)(c)
1,306,307	1.170	07/25/23	1,304,600
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
403,078	1.122	02/25/39	394,943
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)
1,750,000	1.422	02/25/25	1,748,433
GCO Education Loan Funding Trust Series 2006-1, Class A8L
619,773	0.523	05/25/25	609,015
Goal Capital Funding Trust Series 2006-1, Class A3
35,316	0.513	11/25/26	35,190
Goal Capital Funding Trust Series 2007-1, Class A3(c)
151,007	0.693	09/25/28	149,041
Higher Education Funding I Series 2005-1, Class A4
100,000	0.533	02/25/30	98,420
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
964,466	1.178	12/01/31	936,188
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,054,663	1.402	05/20/30	1,048,868
Nelnet Student Loan Trust Series 2005-4, Class A3(c)
139,241	0.716	06/22/26	137,072
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
650,000	0.420	01/25/30	637,298
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
131,003	1.052	01/25/37	127,583
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
729,674	1.562	07/01/24	729,954
Scholar Funding Trust Series 2010-A, Class A(b)
336,731	1.073	10/28/41	326,803
SLM Student Loan Trust Series 2003-12, Class A5(b)
194,424	0.792	09/15/22	193,188
SLM Student Loan Trust Series 2003-14, Class A5
65,196	0.550	01/25/23	64,478
SLM Student Loan Trust Series 2005-9, Class A6
650,000	0.870	10/26/26	645,548
SLM Student Loan Trust Series 2006-2, Class A5(c)
624,441	0.430	07/25/25	615,677
SLM Student Loan Trust Series 2006-4, Class A5(c)
624,915	0.420	10/27/25	623,029
SLM Student Loan Trust Series 2006-9, Class A4
29,298	0.390	10/25/22	29,217

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
SLM Student Loan Trust Series 2008-5, Class A4(c)
$200,000	2.020%	07/25/23	$200,777
SLM Student Loan Trust Series 2013-3, Class A2(c)
77,784	0.722	05/26/20	77,362
SLM Student Loan Trust Series 2014-1, Class A2(c)
100,000	0.802	07/26/21	99,345
Utah State Board of Regents Series 2015-1, Class A(c)
666,247	1.022	02/25/43	652,402
Wachovia Student Loan Trust Series 2005-1, Class A5
70,139	0.450	01/26/26	68,885

			14,811,182

TOTAL ASSET-BACKED SECURITIES
(Cost $22,768,933)			$22,593,343

U.S. Treasury Obligations – 4.5%
United States Treasury Floating Rate Note(a)
$1,500,000	0.330%	07/31/16	$1,500,180
300,000	0.428	10/31/17	299,739
United States Treasury Inflation-Protected Securities
1,151,854	0.125	04/15/17	1,149,516
205,778	0.125	04/15/18	205,457

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,155,539)			$3,154,892

Shares	Distribution Rate	Value
Investment Company(a)(d) – 14.6%
Goldman Sachs Financial Square Government Fund – FST Shares
$10,347,519	0.185%	$10,347,519
(Cost $10,347,519)

TOTAL INVESTMENTS – 99.5%
(Cost $70,736,184)		$70,586,702

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		378,591

NET ASSETS – 100.0%		$70,965,293

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,037,871, which represents approximately 18.4% of net assets as of December 31, 2015.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(15)	March 2016	$(2,306,250)	$(2,408)
U.S. Ultra Long Treasury Bonds	12	March 2016	1,904,250	9,634
2 Year U.S. Treasury Notes	(3)	March 2016	(651,703)	904
5 Year U.S. Treasury Notes	(23)	March 2016	(2,721,367)	4,993
10 Year U.S. Treasury Notes	6	March 2016	755,438	(1,868)
TOTAL				$11,255

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2015

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $112,138,491, $82,222,753, $138,613,595 and $60,388,665)	$113,012,481	$167,658,845	$164,434,783	$60,239,183
Investments in affiliated issuers, at value (cost $0, $416,761, $0 and $10,347,519)	—	669,374	—	10,347,519
Cash	1,360,593	216,166	4,410,802	48,918
Foreign currencies, at value (cost $85,277, $0, $0 and $0)	86,180	—	—	—
Receivables:
Investments sold on an extended-settlement basis	2,072,134	—	—	41,097
Interest and dividends	710,944	226,230	55,320	63,512
Investments sold	219,659	684,380	—	—
Collateral on certain derivative contracts(a)	124,154	—	—	346,000
Fund shares sold	93,350	26,193	901	3,683
Reimbursement from investment adviser	63,760	28,766	40,959	—
Foreign tax reclaims	91	—	—	—
Unrealized gain on forward foreign currency exchange contracts	52,055	—	—	—
Variation margin on certain derivative contracts	—	—	—	2,899
Total assets	117,795,401	169,509,954	168,942,765	71,092,811

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	77,922	—	—	—
Variation margin on certain derivative contracts	32,997	9,604	—	—
Payables:
Investments purchased on an extended-settlement basis	11,550,547	—	—	—
Forward sale contracts, at value (proceeds received $999,531, $0, $0, $0)	999,766	—	—	—
Management fees	35,340	30,445	125,177	22,560
Distribution and Service fees and Transfer Agency fees	23,853	39,144	25,894	16,462
Fund shares redeemed	2,801	28,083	36,977	16,350
Investments purchased	—	59,868	—	—
Accrued expenses	122,080	47,733	69,602	72,146
Total liabilities	12,845,306	214,877	257,650	127,518

Net Assets:
Paid-in capital	109,672,339	92,372,623	142,832,060	71,937,424
Undistributed net investment income	420,445	995,608	16,914	61,441
Accumulated net realized gain (loss)	(5,970,241)	(9,760,965)	14,953	(895,345)
Net unrealized gain (loss)	827,552	85,687,811	25,821,188	(138,227)
NET ASSETS	$104,950,095	$169,295,077	$168,685,115	$70,965,293
Net Assets:
Institutional	$26,030	$—	$31,618	$25,135
Service	104,924,065	169,295,077	168,653,497	69,624,883
Advisor	—	—	—	1,315,275
Total Net Assets	$104,950,095	$169,295,077	$168,685,115	$70,965,293
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,471	—	4,709	2,416
Service	9,960,470	12,168,998	25,260,275	6,708,042
Advisor	—	—	—	126,529
Net asset value, offering and redemption price per share:
Institutional	$10.53	$—	$6.71	$10.40
Service	10.53	13.91	6.68	10.38
Advisor	—	—	—	10.40

(a) Includes amounts segregated for initial margin and/or collateral on futures transactions and swap transactions as follows:

	Futures	Swaps
Core Fixed Income	$—	$124,154
High Quality Floating Rate	346,000	—

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2015

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$3,023,586	$7	$—	$668,915
Dividends — unaffiliated issuer (net of foreign taxes withheld of $0, $257, $0 and $0)	—	4,743,692	1,384,344	—
Dividends — affiliated issuers	21	10,084	—	1,986
Total investment income	3,023,607	4,753,783	1,384,344	670,901

Expenses:
Management fees	411,187	540,731	1,900,091	292,893
Distribution and Service fees(a)	256,926	450,607	474,938	184,222
Professional fees	129,100	85,134	80,787	143,531
Printing and mailing costs	82,906	33,602	56,122	60,217
Custody, accounting and administrative services	76,092	55,763	55,234	42,769
Trustee fees	23,961	25,946	25,753	23,845
Transfer Agency fees(a)	20,556	36,046	37,999	14,642
Other	14,955	41,867	20,244	10,932
Total expenses	1,015,683	1,269,696	2,651,168	773,051
Less — expense reductions	(325,926)	(398,106)	(584,682)	(305,017)
Net expenses	689,757	871,590	2,066,486	468,034
NET INVESTMENT INCOME (LOSS)	2,333,850	3,882,193	(682,142)	202,867

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $7,122 and $0)	368,007	9,797,131	13,086,912	(45,975)
Investments — affiliated issuer	—	28,094	—	—
Futures contracts	86,459	43,687	—	(45,512)
Swap contracts	31,964	—	—	—
Forward foreign currency exchange contracts	338,720	—	—	—
Foreign currency transactions	(365)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,872,250)	(11,765,187)	(22,032,924)	(439,536)
Investments — affiliated issuer	—	(78,501)	—	—
Futures contracts	181,756	(41,230)	—	14,728
Swap contracts	27,189	—	—	—
Forward foreign currency exchange contracts	(140,071)	—	—	—
Foreign currency translation	3,475	—	—	—
Net realized and unrealized loss	(1,975,116)	(2,016,006)	(8,946,012)	(516,295)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$358,734	$1,866,187	$(9,628,154)	$(313,428)

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$256,926	N/A	$4	$20,552	N/A
Equity Index	450,607	N/A	N/A	36,046	N/A
Growth Opportunities	474,938	N/A	7	37,992	N/A
High Quality Floating Rate	180,950	$3,272	3	14,475	$164

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income (loss)	$2,333,850	$2,314,205	$3,882,193	$2,939,853
Net realized gain (loss)	824,785	924,121	9,868,912	8,865,526
Net change in unrealized gain (loss)	(2,799,901)	2,845,757	(11,884,918)	11,634,845
Net increase in net assets resulting from operations	358,734	6,084,083	1,866,187	23,440,224

Distributions to shareholders:
From net investment income
Institutional Shares	(693)	(758)	—	—
Service Shares	(2,475,317)	(3,005,705)	(3,127,567)	(3,027,833)
Advisor Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	(9,730,333)	(3,936,430)
Total distributions to shareholders	(2,476,010)	(3,006,463)	(12,857,900)	(6,964,263)

From share transactions:
Proceeds from sales of shares	17,192,161	4,700,540	3,490,618	2,039,103
Reinvestment of distributions	2,476,010	3,006,463	12,857,900	6,964,263
Cost of shares redeemed	(19,689,934)	(20,249,586)	(26,070,660)	(29,369,734)
Net decrease in net assets resulting from share transactions	(21,763)	(12,542,583)	(9,722,142)	(20,366,368)
TOTAL DECREASE	(2,139,039)	(9,464,963)	(20,713,855)	(3,890,407)

Net assets:

Beginning of year	107,089,134	116,554,097	190,008,932	193,899,339
End of year	$104,950,095	$107,089,134	$169,295,077	$190,008,932
Undistributed (distributions in excess of) net investment income (loss)	$420,445	$174,914	$995,608	$251,773

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

$(682,142)	$(782,314)	$202,867	$191,209
13,086,912	35,749,537	(91,487)	(366,693)
(22,032,924)	(13,891,246)	(424,808)	116,935
(9,628,154)	21,075,977	(313,428)	(58,549)

—	—	(176)	(90)
—	—	(316,783)	(229,445)
—	—	(3,093)	—

(2,613)	(6,255)	—	—
(14,040,255)	(38,065,653)	—	—
(14,042,868)	(38,071,908)	(320,052)	(229,535)

9,813,897	10,066,903	8,890,822	9,127,538
14,042,868	38,071,908	320,052	229,535
(33,053,396)	(31,492,267)	(12,538,797)	(12,308,954)
(9,196,631)	16,646,544	(3,327,923)	(2,951,881)
(32,867,653)	(349,387)	(3,961,403)	(3,239,965)

201,552,768	201,902,155	74,926,696	78,166,661
$168,685,115	$201,552,768	$70,965,293	$74,926,696
$16,914	$(1)	$61,441	$69,758

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$10.75	$0.27	$(0.20)	$0.07	$(0.29)	$10.53	0.60%	$26	0.42%		0.74%		2.53%		376%
2015 - Service	10.76	0.24	(0.21)	0.03	(0.26)	10.53	0.27	104,924	0.67		0.99		2.27		376
2014 - Institutional	10.48	0.25	0.34	0.59	(0.32)	10.75	5.68	26	0.44		0.65		2.31		353
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011 - Service	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	56

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015	$14.91	$0.32	$(0.18)	$0.14	$(0.28)	$(0.86)	$(1.14)	$13.91	0.94%	$169,295	0.48%	0.70%	2.15%	4%
2014	13.68	0.22	1.58	1.80	(0.25)	(0.32)	(0.57)	14.91	13.22	190,009	0.49	0.71	1.55	2
2013	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49	0.73	1.61	3
2012	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48	0.72	1.82	3
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48	0.70	1.59	3

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$7.72	$(0.01)		$(0.39)	$(0.40)	$(0.61)	$6.71	(5.20)%	$32	0.93%		1.14%		(0.19)%		57%
2015 - Service	7.69	(0.03)		(0.37)	(0.40)	(0.61)	6.68	(5.20)	168,653	1.09		1.40		(0.36)		57
2014 - Institutional	8.59	(0.02)		0.94	0.92	(1.79)	7.72	11.32	33	1.01		1.15		(0.24)		62
2014 - Service	8.58	(0.03)		0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	58

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions		Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$10.49	$0.06		$(0.08)	$(0.02)	$(0.07)	$—	$(0.07)		$10.40	(0.16)%	$25	0.38%		0.81%		0.54%		14%
2015 - Service	10.47	0.03		(0.07)	(0.04)	(0.05)	—	(0.05)		10.38	(0.42)	69,625	0.64		1.05		0.28		14
2015 - Advisor	10.49	0.01		(0.06)	(0.05)	(0.04)	—	(0.04)		10.40	(0.57)	1,315	0.78		1.25		0.12		14
2014 - Institutional	10.51	0.05		(0.03)	0.02	(0.04)	—	(0.04)		10.49	0.17	25	0.40		0.70		0.51		17
2014 - Service	10.51	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014 - Advisor (Commenced October 15, 2014)	10.51	—	(d)	(0.02)	(0.02)	—	—	—		10.49	(0.10)*	10	0.77	(e)	1.13	(e)	0.15	(e)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05	(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(e)	0.86	(e)	0.25	(e)	467
2013 - Service	10.58	0.01		0.03	0.04	(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04		0.25	0.29	(0.08)	(0.33)	(0.41)		10.58	2.78	68,893	0.79		1.06		0.36		1045
2011 - Service	10.56	0.09		0.57	0.66	(0.10)	(0.42)	(0.52)		10.70	6.35	67,327	0.81		1.13		0.81		960

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$36,492,452	$—
Mortgage-Backed Obligations	—	38,603,600	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	17,417,507	—	—
Agency Debentures	—	2,384,267	—
Asset-Backed Securities	—	9,607,514	—
Foreign Debt Obligations	—	3,788,088	—
Municipal Debt Obligations	—	1,416,543	—
Government Guarantee Obligations	—	2,552,613	—
Commercial Paper	—	749,897	—
Total	$17,417,507	$95,594,974	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(999,766)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$52,055	$—
Futures Contracts	26,273	—	—
Interest Rate Swap Contracts	—	63,611	—
Total	$26,273	$115,666	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(77,922)	$—
Futures Contracts	(65,658)	—	—
Interest Rate Swap Contracts	—	(44,954)	—
Total	$(65,658)	$(122,876)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$168,228,241	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,978	—	—
Total	$168,328,219	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(894)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$164,434,783	$—	$—

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$3,154,892	$—	$—
Mortgage-Backed Obligations	—	34,490,948	—
Asset-Backed Securities	—	22,593,343	—
Investment Company	10,347,519	—	—
Total	$13,502,411	$57,084,291	$—

Derivative Type
Assets(a)
Futures Contracts	$15,531	$—	$—
Liabilities(a)
Futures Contracts	$(4,276)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$89,884	(a)	Variation margin on certain derivative contracts	$(110,612	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	52,055		Payable for unrealized loss on forward foreign currency exchange contracts	(77,922)
Total		$141,939			$(188,534)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—	Variation margin on certain derivative contracts	$(894)
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	15,531	Variation margin on certain derivative contracts	(4,276)

(a)	Includes unrealized gain (loss) on futures contracts and swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$118,423	$208,945	215
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	338,720	(140,071)	150
Total		$457,143	$68,874	365

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$43,687	$(41,230)	12
High Quality Floating Rate	Interest Rate	(45,512)	14,728	61

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.90	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.30	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Core Fixed Income and High Quality Floating Rate Funds invest in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2015, GSAM waived $334 and $10,102 of the Core Fixed Income and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2015, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2015.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively. For the fiscal year ended December 31, 2015 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2016, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$334	$—	$2,690	$322,902	$325,926
Equity Index	162,222	—	781	235,103	398,106
Growth Opportunities	181,362	170,981	1,796	230,543	584,682
High Quality Floating Rate	76,004	—	1,903	227,110	305,017

E.  Line of Credit Facility — As of December 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $235 in brokerage commissions from portfolio transactions on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2015:

Fund	Name of Affiliated Issuer	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	$809,046	$—	$(89,265)	$28,094	$(78,501)	$669,374	$10,084

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2015:

Fund	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2015	Dividend Income
Core Fixed Income	—	7,738,761	(7,738,761)	$—	$21
High Quality Floating Rate	—	22,096,514	(11,748,995)	10,347,519	1,986

As of December 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$383,227,196	$30,122,206	$384,958,148	$26,056,467
Equity Index	—	6,494,924	—	25,127,991
Growth Opportunities	—	107,002,890	—	133,608,633
High Quality Floating Rate	1,778,339	7,291,687	1,400,511	18,283,291

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,476,010	$3,239,306	$80,573	$320,052
Net long-term capital gains	—	9,618,594	13,962,295	—
Total taxable distributions	$2,476,010	$12,857,900	$14,042,868	$320,052

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$3,006,463	$3,027,833	$5,164,234	$299,535
Net long-term capital gains	—	3,936,430	32,907,674	—
Total taxable distributions	$3,006,463	$6,964,263	$38,071,908	$299,535

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$403,601	$964,935	$—	$63,314
Undistributed long-term capital gains	—	833,692	1,072,086	—
Total undistributed earnings	$403,601	$1,798,627	$1,072,086	$63,314
Capital loss carryforwards:(1)
Expiring 2017	$(264,763)	$—	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Perpetual short-term	—	—	—	(275,908)
Perpetual long-term	—	—	—	(595,824)
Total capital loss carryforwards	$(4,753,537)	$—	$—	$(871,732)
Timing differences (Qualified late year loss and straddle loss deferrals and certain REIT dividends)	(1,266,922)	4,012	(336,485)	(12,359)
Unrealized gains (losses) — net	894,614	75,879,904	25,117,454	(151,354)
Total accumulated gains (losses) — net	(4,722,244)	77,682,543	25,853,055	(972,131)

(1)	Expiration occurs on December 31 of the year indicated. The Core Fixed Income Fund utilized $700,775 of capital losses in the current fiscal year.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

7.    TAX INFORMATION (continued)

As of December 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$112,145,507	$92,448,315	$139,317,329	$70,738,056
Gross unrealized gain	2,577,001	89,561,317	34,034,566	241,647
Gross unrealized loss	(1,710,027)	(13,681,413)	(8,917,112)	(393,001)
Net unrealized security gain (loss)	$866,974	$75,879,904	$25,117,454	$(151,354)
Net unrealized gain on other investments	27,640	—	—	—
Net unrealized gain (loss)	$894,614	$75,879,904	$25,117,454	$(151,354)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, foreign currency transactions, real estate investment trust investments and inflation protected securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, underlying fund investments, and differences in the tax treatment of foreign currency transactions, inflation protected securities, paydown gains and losses and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(387,691)	$387,691
Equity Index	—	10,791	(10,791)
Growth Opportunities	(385,787)	(313,270)	699,057
High Quality Floating Rate	—	(108,868)	108,868

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2015

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	65	$693	71	$758
	65	693	71	758
Service Shares
Shares sold	1,613,636	17,192,161	438,205	4,700,540
Reinvestment of distributions	232,121	2,475,317	280,874	3,005,705
Shares redeemed	(1,839,915)	(19,689,934)	(1,889,001)	(20,249,586)
	5,842	(22,456)	(1,169,922)	(12,543,341)
NET INCREASE (DECREASE)	5,907	$(21,763)	(1,169,851)	$(12,542,583)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	231,558	$3,490,618	142,493	$2,039,103
Reinvestment of distributions	925,695	12,857,900	477,986	6,964,263
Shares redeemed	(1,733,704)	(26,070,660)	(2,049,644)	(29,369,734)
NET DECREASE	(576,451)	$(9,722,142)	(1,429,165)	$(20,366,368)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	392	$2,613	832	$6,255
	392	2,613	832	6,255
Service Shares
Shares sold	1,275,515	9,813,897	1,141,458	10,066,903
Reinvestment of distributions	2,117,685	14,040,255	5,082,196	38,065,653
Shares redeemed	(4,322,894)	(33,053,396)	(3,572,070)	(31,492,267)
	(929,694)	(9,199,244)	2,651,584	16,640,289
NET INCREASE (DECREASE)	(929,302)	$(9,196,631)	2,652,416	$16,646,544

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2015		For the Period Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	17	$176	8	$90
	17	176	8	90
Service Shares
Shares sold	591,898	6,176,818	869,494	9,117,538
Reinvestment of distributions	30,398	316,783	21,888	229,445
Shares redeemed	(1,067,471)	(11,135,815)	(1,174,122)	(12,308,954)
	(445,175)	(4,642,214)	(282,740)	(2,961,971)
Advisor Shares(a)
Shares sold	259,411	2,714,004	952	10,000
Reinvestment of distributions	296	3,093	—	—
Shares redeemed	(134,130)	(1,402,982)	—	—
	125,577	1,314,115	952	10,000
NET DECREASE	(319,581)	(3,327,923)	(281,780)	(2,951,881)

(a)	Commenced operations on October 15, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs Equity Index Fund, the Goldman Sachs Growth Opportunities Fund and the Goldman Sachs High Quality Floating Rate Fund (collectively the “Funds”), funds of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$1,006.00		$2.12	N/A	N/A		N/A	$1,000	$930.00		$4.38	$1,000	$996.70		$1.86
Hypothetical 5% return	1,000	1,023.09	+	2.14	N/A	N/A		N/A	1,000	1,020.67	+	4.58	1,000	1,023.34	+	1.89
Service
Actual	1,000	1,004.80		3.39	$1,000	$1,000.10		$2.42	1,000	931.00		5.11	1,000	995.40		3.17
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,022.79	+	2.45	1,000	1,019.91	+	5.35	1,000	1,022.03	+	3.21
Advisor
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	994.70		3.92
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.27	+	3.97

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.90	1.05	N/A
High Quality Floating Rate	0.37	0.63	0.78%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 100% and 35.45% of the dividends paid, respectively, from net investment company taxable income by the Equity Index and Growth Opportunities Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $9,618,594 and $13,962,295 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2015.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2016 Goldman Sachs. All rights reserved.

VITMLTIAR-16/30197-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -2.13% and -2.49%, respectively. These returns compare to the -4.41% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500 Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P 500 Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund’s absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis during the Reporting Period. During the Reporting Period, stock selection driven by our quantitative model and four of its six investment themes contributed positively to relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment—had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. The Sentiment theme contributed most positively to relative performance, followed by Momentum, Quality and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme assesses both firm and financial quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Fund’s Valuation theme detracted from the Fund’s relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Management theme had a rather neutral effect on the Fund’s relative performance during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Security selection in the industrials, energy and health care sectors contributed most positively to the Fund’s relative returns. Stock selection in utilities was the only sector to detract from the Fund’s results relative to the Russell Index during the Reporting Period.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biopharmaceutical company Dyax and biotechnology companies Ligand Pharmaceuticals and Repligen. We chose to overweight Dyax because of our positive views on Sentiment and Profitability. Our positive views on Value and Profitability led us to overweight Ligand Pharmaceuticals. The Fund was overweight Repligen due to our positive views on Quality and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in utilities company Talen Energy, biopharmaceuticals company AMAG Pharmaceuticals and commercial printer Quad/Graphics. The Fund was overweight Talen Energy due to our positive views on Momentum and Quality. Our positive views on Value and Sentiment led us to

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

overweight AMAG Pharmaceuticals. We chose to overweight Quad/Graphics because of our positive views on Value and Management.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. We made no significant changes to our quantitative models during the first quarter of 2015. In the second quarter of 2015, we made a number of enhancements across a variety of investment themes. First, we made two enhancements to our Sentiment theme. The first enhancement was in the U.S., Europe and Japan investment regions, where we introduced a signal that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The second enhancement was in the U.S. investment region, where we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Due to the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.

We also enhanced our Profitability theme in the U.S. by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyzed this information for more than 1,700 stocks in the U.S., spanning across various sectors.

Additionally, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyzed more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

We made no significant changes to our quantitative models during the third quarter of 2015. During the fourth quarter of 2015, we made a number of enhancements across a variety of investment themes. We enhanced our Management theme in the U.S., Europe and Emerging Markets investment regions by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. We expanded the scope of two signals within our Global Linkages theme. We extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. We also extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. and Europe investment regions. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain. Lastly, we extended a signal within our Profitability theme from the U.S. to the Emerging Markets and Japan investment regions. The signal analyzes web traffic data, which we believe can potentially forecast corporate revenue growth. We analyze this information for about 4,000 companies spanning across various sectors.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2015, the Fund was overweight the industrials, consumer discretionary, materials and energy sectors relative to the Russell Index. The Fund was underweight utilities, consumer staples, financials and information technology and was rather neutrally weighted in health care and telecommunication services compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team. Quantitative Investment Strategies employs a globally integrated team of more than 90 professionals, with an additional 90-plus professionals dedicated to trading, information technology and development of analytical tools.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

Changes to the Fund’s Portfolio Management Team after the Reporting Period

After the close of the Reporting Period, on February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the Fund. Effective February 5, 2016, joining Fund portfolio managers Len Ioffe, Osman Ali and Dennis Walsh is Armen Avanessians, the Chief Investment Officer of GSAM’s QIS Team, overseeing research, portfolio management and implementation for all QIS investment strategies globally. As always, the Quantitative Investment Strategies platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for the Fund resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

6

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-2.13%	10.02%	5.18%	6.09%	2/13/98
Service	-2.49	9.73	N/A	6.02	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	1.04%
Service	1.08	1.29

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153,4

Holding	% of Net Assets	Line of Business
CubeSmart.	1.0%	Real Estate Investment Trust
Berry Plastics Group, Inc.	0.9	Materials
Anacor Pharmaceuticals, Inc.	0.9	Pharmaceuticals, Biotechnology & Life Sciences
CyrusOne, Inc.	0.8	Real Estate Investment Trust
West Pharmaceutical Services, Inc.	0.8	Health Care Equipment & Services
EMCOR Group, Inc.	0.8	Capital Goods
PS Business Parks, Inc.	0.8	Real Estate Investment Trust
Sonic Corp.	0.8	Consumer Services
Cepheid, Inc.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
Mack-Cali Realty Corp.	0.8	Real Estate Investment Trust

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Money Market Fund (a securities lending reinvestment vehicle) which represents 2.4% of the Fund’s net assets as of 12/31/2015.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of December 31, 2015

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at December 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	-2.13%	10.02%	5.18%	6.09%
Service (Commenced August 31, 2007)	-2.49%	9.73%	N/A	6.02%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 97.5%
Automobiles & Components – 1.5%
16,841	Cooper Tire & Rubber Co.	$637,432
35,658	Modine Manufacturing Co.*	322,705
13,506	Tower International, Inc.	385,866

		1,346,003

Banks – 7.3%
1,437	1st Source Corp.	44,360
1,335	Banner Corp.	61,223
11,098	BofI Holding, Inc.*(a)	233,613
57,299	Brookline Bancorp, Inc.(b)	658,938
24,226	Central Pacific Financial Corp.	533,457
3,717	Columbia Banking System, Inc.	120,840
41,315	CVB Financial Corp.	699,050
28,072	Dime Community Bancshares, Inc.	490,979
12,383	FCB Financial Holdings, Inc. Class A*	443,188
797	First Citizens BancShares, Inc. Class A	205,761
16,019	First Interstate Bancsystem, Inc. Class A	465,672
31,888	First Midwest Bancorp, Inc.	587,696
1,778	Flagstar Bancorp, Inc.*	41,090
6,808	Hanmi Financial Corp.	161,486
2,916	Northfield Bancorp, Inc.	46,423
41,915	OFG Bancorp(a)	306,818
15,609	Oritani Financial Corp.	257,548
13,648	PrivateBancorp, Inc.	559,841
40,767	Umpqua Holdings Corp.	648,195
8,204	United Community Banks, Inc.	159,896
3,107	Washington Federal, Inc.	74,040

		6,800,114

Capital Goods – 10.2%
27,208	Aegion Corp.*	525,387
6,659	Altra Industrial Motion Corp.	167,008
1,872	American Woodmark Corp.*	149,723
5,291	Apogee Enterprises, Inc.	230,211
1,703	Applied Industrial Technologies, Inc.	68,954
16,792	Barnes Group, Inc.	594,269
3,271	Beacon Roofing Supply, Inc.*	134,700
17,032	Comfort Systems USA, Inc.	484,049
6,921	Continental Building Products, Inc.*	120,841
33,864	DigitalGlobe, Inc.*	530,310
6,629	Ducommun, Inc.*	107,522
15,747	EMCOR Group, Inc.	756,486
916	ESCO Technologies, Inc.	33,104
32,084	Federal Signal Corp.	508,531
35,793	General Cable Corp.	480,700
10,213	Granite Construction, Inc.	438,240
9,753	Hillenbrand, Inc.	288,981
7,299	Hyster-Yale Materials Handling, Inc.	382,833
11,891	John Bean Technologies Corp.	592,529
5,240	Kadant, Inc.	212,796
20,835	LSI Industries, Inc.	253,979
9,579	Miller Industries, Inc.	208,631

Common Stocks – (continued)
Capital Goods – (continued)
15,544	Mueller Industries, Inc.	$421,242
763	National Presto Industries, Inc.	63,222
1,748	Standex International Corp.	145,346
22,864	Univar, Inc.*	388,917
9,579	Universal Forest Products, Inc.	654,916
45,911	Wabash National Corp.*	543,127

		9,486,554

Commercial & Professional Services – 4.1%
19,214	ABM Industries, Inc.	547,023
11,013	CDI Corp.	74,448
4,759	Essendant, Inc.	154,715
7,470	G&K Services, Inc. Class A	469,863
8,302	Heidrick & Struggles International, Inc.	225,980
1,018	Herman Miller, Inc.	29,217
13,204	Insperity, Inc.	635,773
34,994	Kimball International, Inc. Class B	341,891
5,023	Knoll, Inc.	94,432
14,714	Korn/Ferry International	488,211
35,826	Quad/Graphics, Inc.	333,182
8,478	TrueBlue, Inc.*	218,393
3,787	WageWorks, Inc.*	171,816

		3,784,944

Consumer Durables & Apparel – 2.9%
18,573	Callaway Golf Co.	174,958
6,894	Cavco Industries, Inc.*	574,339
2,729	CSS Industries, Inc.	77,449
22,242	Ethan Allen Interiors, Inc.	618,772
6,162	G-III Apparel Group Ltd.*	272,730
1,074	Helen of Troy Ltd.*	101,225
2,075	La-Z-Boy, Inc.	50,672
4,749	Smith & Wesson Holding Corp.*	104,383
3,785	Universal Electronics, Inc.*	194,360
30,909	Wolverine World Wide, Inc.	516,489

		2,685,377

Consumer Services – 6.5%
13,868	BJ’s Restaurants, Inc.*	602,842
5,447	Bloomin’ Brands, Inc.	92,000
25,447	Boyd Gaming Corp.*	505,632
19,200	Bridgepoint Education, Inc.*	146,112
9,361	Bright Horizons Family Solutions, Inc.*	625,315
2,493	Capella Education Co.	115,226
49,876	Denny’s Corp.*	490,281
9,513	Isle of Capri Casinos, Inc.*	132,516
8,970	Jack in the Box, Inc.	688,089
29,727	K12, Inc.*	261,598
10,346	Papa John’s International, Inc.	578,031
17,659	Pinnacle Entertainment, Inc.*	549,548
639	Red Robin Gourmet Burgers, Inc.*	39,452

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
37,050	Regis Corp.*	$524,257
22,439	Sonic Corp.	725,004

		6,075,903

Diversified Financials – 3.1%
6,262	Associated Capital Group, Inc. Class A*	190,991
7,251	Cash America International, Inc.	217,167
1,298	Cohen & Steers, Inc.	39,563
677	Diamond Hill Investment Group, Inc.	127,953
10,148	Evercore Partners, Inc. Class A	548,702
51,266	EZCORP, Inc. Class A*	255,817
6,262	GAMCO Investors, Inc. Class A	194,373
22,224	Investment Technology Group, Inc.	378,253
2,639	Nelnet, Inc. Class A	88,591
1,054	Piper Jaffray Companies*	42,582
6,273	Stifel Financial Corp.*	265,724
32,916	WisdomTree Investments, Inc.(a)	516,123

		2,865,839

Energy – 4.1%
32,187	Alon USA Energy, Inc.	477,655
4,468	Contango Oil & Gas Co.*	28,640
23,205	Delek US Holdings, Inc.	570,843
63,689	DHT Holdings, Inc.	515,244
14,167	Gener8 Maritime, Inc.*	133,878
9,835	McDermott International, Inc.*	32,947
21,230	Oil States International, Inc.*	578,518
3,193	Par Pacific Holdings, Inc.*	75,163
6,630	PDC Energy, Inc.*	353,910
50,549	Pioneer Energy Services Corp.*	109,691
5,780	REX American Resources Corp.*	312,525
17,465	Western Refining, Inc.	622,103

		3,811,117

Food & Staples Retailing – 0.2%
7,253	SpartanNash Co.	156,955

Food, Beverage & Tobacco – 0.7%
5,147	J&J Snack Foods Corp.	600,500
287	Lancaster Colony Corp.	33,137

		633,637

Health Care Equipment & Services – 6.9%
1,889	Amedisys, Inc.*	74,276
3,908	AMN Healthcare Services, Inc.*	121,343
440	Atrion Corp.	167,728
11,146	Cantel Medical Corp.	692,612
3,499	Computer Programs & Systems, Inc.	174,075
5,590	ICU Medical, Inc.*	630,440
15,696	Invacare Corp.	272,953
7,651	Magellan Health, Inc.*	471,761
2,562	MedAssets, Inc.*	79,268
1,210	Medidata Solutions, Inc.*	59,641
8,217	Meridian Bioscience, Inc.	168,613
17,738	Merit Medical Systems, Inc.*	329,749

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,728	Molina Healthcare, Inc.*	$103,905
13,855	Natus Medical, Inc.*	665,733
3,341	Omnicell, Inc.*	103,838
4,675	Orthofix International NV*	183,307
954	PharMerica Corp.*	33,390
40,406	Quality Systems, Inc.	651,345
12,561	Triple-S Management Corp. Class B*	300,334
4,146	WellCare Health Plans, Inc.*	324,259
12,591	West Pharmaceutical Services, Inc.	758,230

		6,366,800

Household & Personal Products – 0.3%
2,355	Central Garden & Pet Co. Class A*	32,028
2,259	USANA Health Sciences, Inc.*	288,587

		320,615

Insurance – 2.1%
24,915	American Equity Investment Life Holding Co.	598,707
11,344	Argo Group International Holdings Ltd.	678,825
36,281	Maiden Holdings Ltd.	540,950
2,237	Selective Insurance Group, Inc.	75,118
1,684	Stewart Information Services Corp.	62,864

		1,956,464

Materials – 5.6%
11,222	A. Schulman, Inc.	343,842
24,163	Berry Plastics Group, Inc.*	874,217
18,722	Carpenter Technology Corp.	566,715
4,402	Commercial Metals Co.	60,263
34,314	Ferroglobe PLC	368,876
8,870	FutureFuel Corp.	119,745
4,440	HB Fuller Co.	161,927
23,606	Headwaters, Inc.*	398,233
12,200	Innophos Holdings, Inc.	353,556
6,458	Kraton Performance Polymers, Inc.*	107,267
18,551	Materion Corp.	519,428
855	Minerals Technologies, Inc.	39,210
25,163	Schnitzer Steel Industries, Inc. Class A	361,592
8,729	Sensient Technologies Corp.	548,356
3,340	Stepan Co.	165,965
5,848	Worthington Industries, Inc.	176,259

		5,165,451

Media – 0.1%
8,061	Entercom Communications Corp. Class A*	90,525

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
1,138	ACADIA Pharmaceuticals, Inc.*	40,570
13,044	AMAG Pharmaceuticals, Inc.*	393,798
7,329	Anacor Pharmaceuticals, Inc.*	827,957
84,676	Array BioPharma, Inc.*	357,333
19,726	Cepheid, Inc.*	720,591

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,266	Dyax Corp.*	$85,247
3,991	Dynavax Technologies Corp.*	96,422
17,464	Emergent Biosolutions, Inc.*	698,735
35,314	Halozyme Therapeutics, Inc.*	611,992
913	Impax Laboratories, Inc.*	39,040
3,302	Insys Therapeutics, Inc.*(a)	94,536
2,986	Momenta Pharmaceuticals, Inc.*	44,312
4,878	Myriad Genetics, Inc.*(a)	210,534
2,884	Neurocrine Biosciences, Inc.*	163,148
7,946	NewLink Genetics Corp.*	289,155
71,218	Orexigen Therapeutics, Inc.*(a)	122,495
87,665	PDL BioPharma, Inc.(a)	310,334
16,050	Phibro Animal Health Corp. Class A	483,586
13,075	Prestige Brands Holdings, Inc.*	673,101
21,086	Repligen Corp.*	596,523
22,091	Sagent Pharmaceuticals, Inc.*	351,468
25,949	Sciclone Pharmaceuticals, Inc.*	238,731
10,520	Sucampo Pharmaceuticals, Inc. Class A*	181,891
5,147	ZIOPHARM Oncology, Inc.*(a)	42,772

		7,674,271

Real Estate – 0.9%
15,346	Alexander & Baldwin, Inc.	541,867
5,607	Marcus & Millichap, Inc.*	163,388
2,598	RE/MAX Holdings, Inc. Class A	96,906

		802,161

Real Estate Investment Trust – 10.1%
34,949	American Capital Mortgage Investment Corp.	487,888
115,864	Anworth Mortgage Asset Corp.	504,008
12,329	CoreSite Realty Corp.	699,301
63,387	Cousins Properties, Inc.	597,740
29,326	CubeSmart	897,962
20,956	CyrusOne, Inc.	784,802
14,398	DCT Industrial Trust, Inc.	538,053
20,996	DuPont Fabros Technology, Inc.	667,463
15,212	FelCor Lodging Trust, Inc.	111,048
30,564	First Industrial Realty Trust, Inc.	676,381
20,827	Hudson Pacific Properties, Inc.	586,072
23,914	Kite Realty Group Trust	620,090
30,311	Mack-Cali Realty Corp.	707,762
8,352	PS Business Parks, Inc.	730,215
6,828	QTS Realty Trust, Inc.	308,011
3,611	Rouse Properties, Inc.(a)	52,576
1,377	Sovran Self Storage, Inc.	147,766
27,703	Western Asset Mortgage Capital Corp.(a)	283,125

		9,400,263

Retailing – 3.9%
8,309	Asbury Automotive Group, Inc.*	560,359
2,899	Burlington Stores, Inc.*	124,367
2,409	HSN, Inc.	122,064

Common Stocks – (continued)
Retailing – (continued)
438	Monro Muffler Brake, Inc.	$29,004
22,207	Nutrisystem, Inc.	480,559
3,188	Outerwall, Inc.(a)	116,490
9,172	Pier 1 Imports, Inc.(a)	46,685
8,178	Pool Corp.	660,619
33,983	Rent-A-Center, Inc.	508,725
4,299	Select Comfort Corp.*	92,042
1,050	Shutterfly, Inc.*	46,788
11,646	Stage Stores, Inc.(a)	106,095
16,157	The Cato Corp. Class A	594,901
2,509	The Pep Boys-Manny Moe & Jack*	46,191
8,181	Zumiez, Inc.*	123,697

		3,658,586

Semiconductors & Semiconductor Equipment – 2.2%
18,469	Advanced Energy Industries, Inc.*	521,380
12,663	Cabot Microelectronics Corp.*	554,386
7,916	Cirrus Logic, Inc.*	233,759
10,796	Inphi Corp.*	291,708
5,736	Microsemi Corp.*	186,936
3,287	Power Integrations, Inc.	159,847
2,455	Veeco Instruments, Inc.*	50,475

		1,998,491

Software & Services – 6.3%
528	Blackbaud, Inc.	34,774
19,558	Blucora, Inc.*	191,668
21,415	Constant Contact, Inc.*	626,175
1,318	Cornerstone OnDemand, Inc.*	45,511
2,704	Cvent, Inc.*	94,397
68,547	EarthLink Holdings Corp.	509,304
2,347	Fleetmatics Group PLC*(a)	119,204
5,548	Gigamon, Inc.*	147,410
955	Imperva, Inc.*	60,461
1,344	LogMeIn, Inc.*	90,182
10,538	Manhattan Associates, Inc.*	697,300
19,972	ManTech International Corp. Class A	603,953
19,803	Marchex, Inc. Class B	77,034
2,472	Mentor Graphics Corp.	45,534
1,166	MicroStrategy, Inc. Class A*	209,052
11,704	Monster Worldwide, Inc.*	67,064
1,595	NIC, Inc.	31,390
6,656	Pegasystems, Inc.	183,040
22,759	Progress Software Corp.*	546,216
7,763	QAD, Inc. Class A	159,297
8,947	RingCentral, Inc. Class A*	210,970
4,162	Sykes Enterprises, Inc.*	128,106
2,427	Tyler Technologies, Inc.*	423,075
28,131	Web.com Group, Inc.*	562,901

		5,864,018

Technology Hardware & Equipment – 7.7%
26,543	Benchmark Electronics, Inc.*	548,644
8,863	Calix, Inc.*	69,752
10,822	Ciena Corp.*	223,907

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
5,181	Coherent, Inc.*	$337,335
15,616	Finisar Corp.*	227,057
54,071	Harmonic, Inc.*	220,069
2,980	II-VI, Inc.*	55,309
20,104	Insight Enterprises, Inc.*	505,012
7,475	Ixia*	92,914
26,098	Kimball Electronics, Inc.*	286,817
15,038	Methode Electronics, Inc.	478,659
16,195	NETGEAR, Inc.*	678,732
7,760	OSI Systems, Inc.*	688,002
2,674	Plantronics, Inc.	126,801
3,028	Plexus Corp.*	105,738
35,983	Polycom, Inc.*	453,026
49,165	QLogic Corp.*	599,813
5,805	ShoreTel, Inc.*	51,374
6,805	SYNNEX Corp.	611,974
8,976	Tech Data Corp.*	595,827
35,189	TTM Technologies, Inc.*	229,080

		7,185,842

Telecommunication Services – 0.9%
8,539	General Communication, Inc. Class A*	168,902
11,582	Spok Holdings, Inc.	212,182
81,933	Vonage Holdings Corp.*	470,295

		851,379

Transportation – 0.9%
10,144	Air Transport Services Group, Inc.*	102,251
6,581	ArcBest Corp.	140,768
13,234	Atlas Air Worldwide Holdings, Inc.*	547,094
1,190	Hub Group, Inc. Class A*	39,210

		829,323

Common Stocks – (continued)
Utilities – 0.7%
8,807	New Jersey Resources Corp.	$290,279
63,048	Talen Energy Corp.*	392,789

		683,068

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $91,464,729)		$90,493,700

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.4%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,188,175	0.285%	$2,188,175
(Cost $2,188,175)

TOTAL INVESTMENTS – 99.9%
(Cost $93,652,904)		$92,681,875

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		76,117

NET ASSETS – 100.0%		$92,757,992

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	13	March 2016	$1,470,950	$3,682

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $91,464,729)(a)	$90,493,700
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,188,175
Cash	2,265,036
Receivables:
Dividends	148,081
Fund shares sold	4,314
Reimbursement from investment adviser	1,867
Securities lending income	1,578
Total assets	95,102,751

Liabilities:
Variation margin on certain derivative contracts	14,940
Payables:
Payable upon return of securities loaned	2,188,175
Management fees	56,131
Fund shares redeemed	16,990
Distribution and Service fees and Transfer Agency fees	5,813
Accrued expenses	62,710
Total liabilities	2,344,759

Net Assets:
Paid-in capital	92,666,446
Undistributed net investment income	501,507
Accumulated net realized gain	557,386
Net unrealized loss	(967,347)
NET ASSETS	$92,757,992
Net Assets:
Institutional	$73,270,263
Service	19,487,729
Total Net Assets	$92,757,992
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,318,303
Service	1,690,921
Net asset value, offering and redemption price per share:
Institutional	$11.60
Service	11.52

(a) Includes loaned securities having a market value of $2,086,961.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:
Dividends (net of foreign taxes withheld of $1,332)	$1,430,646
Securities lending income — affiliated issuer	28,870
Total investment income	1,459,516

Expenses:
Management fees	780,262
Professional fees	80,622
Custody, accounting and administrative services	61,138
Distribution and Service fees — Service Class	54,399
Printing and mailing costs	46,159
Trustee fees	25,511
Transfer Agency fees(a)	20,805
Other	15,626
Total expenses	1,084,522
Less — expense reductions	(185,798)
Net expenses	898,724
NET INVESTMENT INCOME	560,792

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	10,768,311
Futures contracts	(64,608)
Net change in unrealized gain (loss) on:
Investments	(12,894,104)
Futures contracts	(43,854)
Net realized and unrealized loss	(2,234,255)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,673,463)

(a) Institutional and Service Shares incurred Transfer Agency fees of $16,454 and $4,351, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$560,792	$543,340
Net realized gain	10,703,703	14,149,077
Net change in unrealized loss	(12,937,958)	(7,791,415)
Net increase (decrease) in net assets resulting from operations	(1,673,463)	6,901,002

Distributions to shareholders:
From net investment income
Institutional Shares	(225,666)	(647,639)
Service Shares	(5,881)	(120,277)
From net realized gains
Institutional Shares	(9,544,423)	(12,160,677)
Service Shares	(2,555,468)	(3,387,666)
Total distributions to shareholders	(12,331,438)	(16,316,259)

From share transactions:
Proceeds from sales of shares	17,599,123	16,974,960
Reinvestment of distributions	12,331,438	16,316,259
Cost of shares redeemed	(35,954,038)	(35,135,496)
Net decrease in net assets resulting from share transactions	(6,023,477)	(1,844,277)
TOTAL DECREASE	(20,028,378)	(11,259,534)

Net assets:

Beginning of year	112,786,370	124,045,904
End of year	$92,757,992	$112,786,370
Undistributed net investment income	$501,507	$164,576

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$13.67	$0.08	(d)	$(0.37)		$(0.29)	$(0.04)	$(1.74)	$(1.78)	$11.60	(2.13)%		$73,270	0.81%	0.99%	0.59	%(d)	124%
2015 - Service	13.60	0.05	(d)	(0.39)		(0.34)	— (e)	(1.74)	(1.74)	11.52	(2.49)		19,488	1.06	1.24	0.34	(d)	124
2014 - Institutional	15.07	0.08		0.90		0.98	(0.12)	(2.26)	(2.38)	13.67	6.93		89,043	0.83	1.04	0.53		119
2014 - Service	15.00	0.04		0.90		0.94	(0.08)	(2.26)	(2.34)	13.60	6.69		23,744	1.08	1.29	0.28		119
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62		98,114	0.82	0.98	0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38		25,932	1.07	1.23	0.52		152
2012 - Institutional	11.40	0.19	(f)	1.27	(g)	1.46	(0.15)	—	(0.15)	12.71	12.79	(g)	82,961	0.81	0.97	1.55	(f)	95
2012 - Service	11.35	0.17	(f)	1.25	(g)	1.42	(0.12)	—	(0.12)	12.65	12.47	(g)	22,674	1.06	1.22	1.34	(f)	95
2011 - Institutional	11.42	0.06	(h)	0.02	(i)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83	0.99	0.55	(h)	33
2011 - Service	11.37	0.03	(h)	0.02	(i)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08	1.24	0.30	(h)	33

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.08 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(i)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$90,493,700	$—	$—
Securities Lending Reinvestment Vehicle	2,188,175	—	—
Total	$92,681,875	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$3,682	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)
Equity	Variation margin on certain derivative contracts	$3,682
(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(64,608)	$(43,854)	10

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.75%	0.70%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM waived $52,019 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $131,296 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $2,483.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $284 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $125,014,702 and $139,757,832, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the fiscal year ended December 31, 2015, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2015
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2015
$3,160	$8,367	$456,175

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2015:

Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15
$6,925,868	$32,639,364	$(37,377,057)	$2,188,175

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$6,700,936	$3,114,694
Net long-term capital gains	9,615,323	9,216,744
Total taxable distributions	$16,316,259	$12,331,438

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$453,833
Undistributed long-term capital gains	1,036,313
Total undistributed earnings	$1,490,146
Timing differences (Post October Loss Deferral/§ 857(b)(9) Deferred Dividend)	$(311,690)
Unrealized gains (losses) — net	(1,086,910)
Total accumulated earnings (losses) — net	$91,546

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$93,768,785
Gross unrealized gain	9,831,404
Gross unrealized loss	(10,918,314)
Net unrealized security loss	$(1,086,910)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $7,686 from accumulated net realized gain (loss) to undistributed net investment income. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,203,429	$17,154,427	1,123,938	$16,714,665
Reinvestment of distributions	842,249	9,770,089	960,144	12,808,316
Shares redeemed	(2,240,010)	(31,614,902)	(2,080,842)	(31,192,672)
	(194,332)	(4,690,386)	3,240	(1,669,691)
Service Shares
Shares sold	32,525	444,696	16,602	260,295
Reinvestment of distributions	222,147	2,561,349	264,351	3,507,943
Shares redeemed	(310,170)	(4,339,136)	(263,368)	(3,942,824)
	(55,498)	(1,333,091)	17,585	(174,586)
NET INCREASE (DECREASE)	(249,830)	$(6,023,477)	20,825	$(1,844,277)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent of the underlying fund and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$938.20		$3.96
Hypothetical 5% return	1,000	1,021.12	+	4.13
Service
Actual	1,000	936.50		5.17
Hypothetical 5% return	1,000	1,019.86	+	5.40

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 23.38% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $9,216,744 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2015 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund.

© 2016 Goldman Sachs. All rights reserved.

VITSCAR-16/29863-TEMPL-02/2016/9.5K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 3.40% and 3.14%, respectively. These returns compare to the 5.67% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500 Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P 500 Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall. Sector allocation contributed positively, albeit modestly, to relative results.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the consumer staples and health care sectors. Having an overweighted allocation to energy, which was the worst performing sector in the Russell Index during the Reporting Period, also hurt. Partially offsetting such detractors was effective stock selection in the consumer discretionary and information technology sectors. Having an underweighted exposure to industrials, which significantly lagged the Russell Index during the Reporting Period, added value as well.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in global apparel company PVH, transportation holding company Kansas City Southern and apparel and accessories designer Kate Spade.

During the Reporting Period, PVH released third quarter 2015 results with earnings stronger ahead of market estimates even amidst a challenging macroeconomic environment. However, weakness in the U.S. retail industry, including high promotions and currency headwinds, pressured what is otherwise a high quality company, in our view. Despite these concerns, which we see as short term in nature, we believe PVH remains a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was, at the end of the Reporting Period, highly undervalued relative to its peers. We remained optimistic on the company’s significant free cash flow generation ability, quality of management and return potential.

Kansas City Southern most recently reported third quarter 2015 earnings that were largely in-line with analysts’ consensus estimates but lowered its outlook on automobile carload volume expectations, which caused its shares to decline. Like other railroads, Kansas City Southern faced currency hurdles and challenges regarding industry-wide volume growth given weaker macroeconomic activity. Despite such headwinds, which we see as transitory, the company maintained high organic growth relative to its peers. At the end of the Reporting Period, we believed there were significant improvement opportunities for Kansas City Southern in terms of service quality, cost efficiency and operations that may drive meaningful margin expansion. We maintained conviction in the company’s strong volume growth drivers, specifically noting Mexico’s new auto plants and above-average pricing in contract negotiations in the near term. In our view, Kansas City Southern remains a high quality growth business with a favorable market structure, high barriers to entry and improving fundamental trends, as we move into 2016.

Kate Spade, a new purchase for the Fund during the Reporting Period, reported first and second quarter 2015 earnings that were disappointing overall. Although revenues topped expectations in the first calendar quarter, sales growth was light. However, toward the end of 2015, the company released encouraging third calendar quarter earnings, which highlighted a significant surpassing of same-store sales growth expectations. Despite the company’s weakness during the Reporting Period, we believe its strong underlying fundamentals remained intact at the end of the Reporting Period and that its catalysts for growth were unchanged. In our view, wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands could potentially fuel revenue growth and support what we consider to be the company’s attractive valuation.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in e-commerce discretionary retailer Amazon.com, data center real estate investment trust (“REIT”) Equinix and television show and movie Internet subscription service Netflix.

Amazon.com was the top contributor to the Fund’s relative results during the Reporting Period. The company ended 2015 reporting strong third calendar quarter results. Amazon.com’s core retail business and its cloud computing business Amazon Web Services (“AWS”) exceeded exceptionally high market expectations as seen in its strong performance and in AWS’ operating margins. At the end of the Reporting Period, we believed the accelerating progress of the high-margin AWS business may well be a key driver of Amazon.com’s overall profitability going forward. In our view, Amazon.com is well positioned for further growth given its dominant market share and expansionary efforts worldwide.

Equinix reported strong first, second and third quarter 2015 earnings, and as a result, raised guidance across key metrics for a third time. Most notably, revenue and earnings saw significant growth on a year-over-year basis. Additionally, operating leverage returned to the business after a period of systems investment and international expansion. At the end of the Reporting Period, Equinix continued, in our view, to present an enduringly favorable outlook, as pricing has been net positive in the low churn rate, or customer turnover, environment. Going forward, we believe Equinix may be able to further benefit should its recurring revenue business model and demand environment remain steady and its integration of recent acquisitions unlock significant synergies.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Netflix was a top contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. The company’s second and third calendar quarter earnings were largely in line with market expectations and were received favorably by investors. New user additions thrived, seemingly due to improving content availability and increasing success of Netflix original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth.

Given each of these holdings’ strong performance during the Reporting Period, we opted to trim the Fund’s position in each to invest in other ideas with what we believed to have better risk/reward opportunities.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we initiated a Fund position in global payment solutions company MasterCard. We believe recent macroeconomic trends are supportive of financial services and that MasterCard could be a key beneficiary. In particular, the company has deep exposure to emerging markets, where consumer card spending has seen some recovery and is supported by promotional government efforts. Given what we see as a favorable industry backdrop, a high quality business franchise and an attractive valuation for MasterCard, we opted to take advantage of what we viewed as a favorable risk/reward opportunity.

We established a Fund position in fast-food franchise McDonald’s. We believe improving sales and reductions in costs should lead to earnings upside and margin expansion potential. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. At the end of the Reporting Period, McDonald’s remained, in our view, a high quality franchise with a proficient management team and attractive opportunities to drive top-line growth and earnings.

We sold the Fund’s position in computer hardware and storage company EMC during the Reporting Period. While we continue to like the company, near-term volatility around its acquisition by Dell and long-term issues driven by a backlog of orders led us to use the proceeds of the sale toward other opportunities where we believe the risk/reward balance is more compelling.

We exited the Fund’s position in generic and specialty pharmaceuticals company Mylan. Shares of Mylan had detracted from the Fund’s performance during the third quarter of 2015, driven by potential acquirer Teva’s announcement that it was withdrawing its bid on the company to pursue other merger and acquisition opportunities in the consolidated health care space. While we still believe Mylan is a fundamentally strong company that possesses its own value-creation strategies, our conviction was tested due to the lack of near-term upside and growth visibility. As such, we decided to sell out of the Fund’s position to pursue other names with what we considered to be more attractive risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy increased compared to the Russell Index. The Fund’s allocation to cash also increased during the Reporting Period. The Fund’s allocations compared to the benchmark index in consumer discretionary, consumer staples and information technology decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2015, the Fund had overweighted positions relative to the Russell Index in the financials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and materials and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care and information technology. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believe positive, but below average, returns for global equities in 2016 in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we expect global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 have set up investment opportunities for 2016. The extremely narrow breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return. Also, as mentioned earlier, value stocks notably underperformed growth stocks. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market multiple.

Regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. We intend to continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when we consider valuations to be attractive, rather than following the trend. These core beliefs have guided our team during the past 30 years; we believe they hold the answer for the next 30.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

6

FUND BASICS

Strategic Growth Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	3.40%	12.67%	7.54%	5.25%	4/30/98
Service	3.14	12.39	N/A	6.98	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.78%	0.82%
Service	1.03	1.07

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.4%	Technology Hardware & Equipment
Amazon.com, Inc.	3.5	Retailing
Alphabet, Inc. Class A	3.2	Software & Services
Facebook, Inc. Class A	3.3	Software & Services
Equinix, Inc. (REIT)	2.7	Real Estate Investment Trusts
Costco Wholesale Corp.	2.7	Food & Staples Retailing
Alphabet, Inc. Class C	2.5	Software & Services
Mastercard, Inc. Class A	2.3	Software & Services
American Tower Corp. (REIT)	2.3	Real Estate Investment Trusts
The Coca-Cola Co.	2.2	Food, Beverage & Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	3.40%	12.67%	7.54%	5.25%
Service (Commenced January 9, 2006)	3.14%	12.39%	N/A	6.98%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 98.3%
Automobiles & Components – 1.1%
58,604	BorgWarner, Inc.	$2,533,451
30,904	Delphi Automotive PLC	2,649,400

		5,182,851

Banks – 1.1%
75,424	First Republic Bank	4,982,509

Capital Goods – 7.6%
58,151	Danaher Corp.	5,401,065
94,083	Fortune Brands Home & Security, Inc.	5,221,607
79,911	Honeywell International, Inc.	8,276,382
88,178	Ingersoll-Rand PLC	4,875,362
53,804	The Boeing Co.	7,779,520
20,653	W.W. Grainger, Inc.	4,184,091

		35,738,027

Consumer Durables & Apparel – 3.6%
190,053	Kate Spade & Co.*	3,377,242
146,606	NIKE, Inc. Class B	9,162,875
56,123	PVH Corp.	4,133,459

		16,673,576

Consumer Services – 5.4%
75,145	McDonald’s Corp.	8,877,630
170,576	Starbucks Corp.	10,239,677
88,732	Yum! Brands, Inc.	6,481,873

		25,599,180

Diversified Financials – 2.4%
38,537	American Express Co.	2,680,248
22,187	Intercontinental Exchange, Inc.	5,685,641
473,379	SLM Corp.*	3,086,431

		11,452,320

Energy – 1.4%
60,954	Anadarko Petroleum Corp.	2,961,146
111,230	Halliburton Co.	3,786,269

		6,747,415

Food & Staples Retailing – 5.6%
79,981	Costco Wholesale Corp.	12,916,931
87,337	Walgreens Boots Alliance, Inc.	7,437,182
182,099	Whole Foods Market, Inc.	6,100,317

		26,454,430

Food, Beverage & Tobacco – 5.4%
33,706	Brown-Forman Corp. Class B	3,346,332
44,868	McCormick & Co., Inc.	3,838,906
61,921	Philip Morris International, Inc.	5,443,475
54,057	Reynolds American, Inc.	2,494,730
242,024	The Coca-Cola Co.	10,397,351

		25,520,794

Health Care Equipment & Services – 6.5%
220,148	Abbott Laboratories	9,886,847
30,466	Aetna, Inc.	3,293,984

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
98,268	Cerner Corp.*	$5,912,786
33,811	McKesson Corp.	6,668,543
52,017	Stryker Corp.	4,834,460

		30,596,620

Household & Personal Products – 0.9%
60,493	Colgate-Palmolive Co.	4,030,044

Materials – 1.4%
28,159	Ashland, Inc.	2,891,929
143,239	Axalta Coating Systems Ltd.*	3,817,320

		6,709,249

Media – 1.2%
102,844	Comcast Corp. Class A	5,803,487

Pharmaceuticals, Biotechnology & Life Sciences – 10.2%
71,031	Agilent Technologies, Inc.	2,969,806
26,764	Alexion Pharmaceuticals, Inc.*	5,105,233
29,071	Allergan PLC*	9,084,688
26,557	Biogen, Inc.*	8,135,737
62,925	Gilead Sciences, Inc.	6,367,381
21,647	Illumina, Inc.*	4,155,033
12,905	Shire PLC ADR	2,645,525
50,692	Vertex Pharmaceuticals, Inc.*	6,378,574
63,262	Zoetis, Inc.	3,031,515

		47,873,492

Real Estate Investment Trusts – 5.0%
110,629	American Tower Corp. (REIT)	10,725,482
42,801	Equinix, Inc. (REIT)	12,943,022

		23,668,504

Retailing – 10.9%
24,400	Amazon.com, Inc.*	16,491,716
66,273	L Brands, Inc.	6,350,279
64,412	Netflix, Inc.*	7,367,444
69,095	The Home Depot, Inc.	9,137,814
7,288	The Priceline Group, Inc.*	9,291,836
32,161	Tractor Supply Co.	2,749,765

		51,388,854

Semiconductors & Semiconductor Equipment – 1.3%
73,108	NXP Semiconductors NV*	6,159,349

Software & Services – 20.1%
19,177	Alphabet, Inc. Class A*	14,919,898
15,766	Alphabet, Inc. Class C*	11,964,502
149,384	Facebook, Inc. Class A*	15,634,529
30,801	FleetCor Technologies, Inc.*	4,402,387
62,001	Intuit, Inc.	5,983,097
31,756	LinkedIn Corp. Class A*	7,147,641
110,593	Mastercard, Inc. Class A	10,767,334
138,926	Microsoft Corp.	7,707,614
173,703	Oracle Corp.	6,345,371

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
172,080	Sabre Corp.	$4,813,078
55,879	ServiceNow, Inc.*	4,836,886

		94,522,337

Technology Hardware & Equipment – 6.4%
285,898	Apple, Inc.	30,093,623

Transportation – 0.8%
49,943	Kansas City Southern	3,729,244

TOTAL INVESTMENTS – 98.3%
(Cost $366,385,311)		$462,925,905

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		7,840,486

NET ASSETS – 100.0%		$470,766,391

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $366,385,311)	$462,925,905
Cash	9,838,480
Receivables:
Dividends	226,739
Fund shares sold	45,696
Total assets	473,036,820

Liabilities:
Payables:
Fund shares redeemed	1,808,231
Management fees	294,429
Distribution and Service fees and Transfer Agency fees	88,482
Accrued expenses	79,287
Total liabilities	2,270,429

Net Assets:
Paid-in capital	375,186,769
Undistributed net investment income	1,207,418
Accumulated net realized loss	(2,168,390)
Net unrealized gain	96,540,594
NET ASSETS	$470,766,391
Net Assets:
Institutional	$109,800,787
Service	360,965,604
Total Net Assets	$470,766,391
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,029,997
Service	23,160,326
Net asset value, offering and redemption price per share:
Institutional	$15.62
Service	15.59

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:

Dividends	$6,613,904

Expenses:
Management fees	3,737,136
Distribution and Service fees — Service Class	957,537
Transfer Agency fees(a)	99,649
Printing and mailing costs	89,831
Professional fees	77,053
Custody, accounting and administrative services	60,545
Trustee fees	26,901
Other	44,889
Total expenses	5,093,541
Less — expense reductions	(207,507)
Net expenses	4,886,034
NET INVESTMENT INCOME	1,727,870

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $16,645)	18,938,378
Net change in unrealized loss on investments	(8,924,679)
Net realized and unrealized gain	10,013,699
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,741,569

(a) Institutional and Service Shares incurred Transfer Agency fees of $23,052 and $76,597, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$1,727,870	$907,718
Net realized gain	18,938,378	81,439,469
Net change in unrealized loss	(8,924,679)	(18,833,285)
Net increase in net assets resulting from operations	11,741,569	63,513,902

Distributions to shareholders:
From net investment income
Institutional Shares	(396,858)	(434,364)
Service Shares	(411,298)	(456,398)
From net realized gains
Institutional Shares	(6,765,013)	(22,539,042)
Service Shares	(23,357,665)	(73,827,385)
Total distributions to shareholders	(30,930,834)	(97,257,189)

From share transactions:
Proceeds from sales of shares	105,471,558	20,904,256
Reinvestment of distributions	30,930,834	97,257,189
Cost of shares redeemed	(161,127,801)	(83,176,257)
Net increase (decrease) in net assets resulting from share transactions	(24,725,409)	34,985,188
TOTAL INCREASE (DECREASE)	(43,914,674)	1,241,901

Net assets:

Beginning of year	514,681,065	513,439,164
End of year	$470,766,391	$514,681,065
Undistributed net investment income	$1,207,418	$297,250

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$16.16	$0.09	(d)	$0.46	$0.55	$(0.06)	$(1.03)	$(1.09)	$15.62	3.40%	$109,801	0.79%	0.83%	0.55	%(d)	56%
2015 - Service	16.13	0.05	(d)	0.46	0.51	(0.02)	(1.03)	(1.05)	15.59	3.14	360,966	1.04	1.08	0.29	(d)	56
2014 - Institutional	17.64	0.07		2.24	2.31	(0.07)	(3.72)	(3.79)	16.16	13.64	119,934	0.79	0.81	0.37		48
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04	1.08	0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80	0.84	0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05	1.09	0.10		66
2012 - Institutional	11.64	0.10	(e)	2.21	2.31	(0.09)	—	(0.09)	13.86	19.83	106,119	0.80	0.84	0.79	(e)	42
2012 - Service	11.63	0.07	(e)	2.21	2.28	(0.06)	—	(0.06)	13.85	19.57	304,065	1.05	1.09	0.56	(e)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)	—	(0.06)	11.64	(2.62)	102,018	0.83	0.85	0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)	—	(0.03)	11.63	(2.86)	246,208	1.08	1.10	0.23		35

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$462,925,905	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM waived $199,316 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM did not reimburse to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $8,191.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $272,283,884 and $331,257,388, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$15,942,732	$808,156
Net long-term capital gains	81,314,457	30,122,678
Total taxable distributions	$97,257,189	$30,930,834

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,166,533
Undistributed long-term capital gains	46,394
Total undistributed earnings	$1,212,927
Timing differences (Post October Loss Deferral)	(274,792)
Unrealized gains — net	94,641,487
Total accumulated gains net	$95,579,622

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2015

6.    TAX INFORMATION (continued)

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$368,284,418
Gross unrealized gain	112,262,638
Gross unrealized loss	(17,621,151)
Net unrealized security gain	$94,641,487

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $9,546 of undistributed net investment income into accumulated net realized gain. These reclassifications have no impact on the NAV of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

8.    INDEMNIFICATIONS (continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10 .    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	319,675	$5,242,157	355,839	$6,506,630
Reinvestment of distributions	458,800	7,161,871	1,456,779	22,973,406
Shares redeemed	(1,170,524)	(19,375,952)	(1,319,775)	(24,281,424)
	(392,049)	(6,971,924)	492,843	5,198,612
Service Shares
Shares sold	5,956,788	100,229,401	771,692	14,397,626
Reinvestment of distributions	1,525,608	23,768,963	4,719,427	74,283,783
Shares redeemed	(8,800,386)	(141,751,849)	(3,229,668)	(58,894,833)
	(1,317,990)	(17,753,485)	2,261,451	29,786,576
NET INCREASE (DECREASE)	(1,710,039)	$(24,725,409)	2,754,294	$34,985,188

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Growth Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$1,007.80		$4.05
Hypothetical 5% return	1,000	1,021.17	+	4.08
Service
Actual	1,000	1,006.50		5.31
Hypothetical 5% return	1,000	1,019.91	+	5.35

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.80% and 1.05% for the Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 79.77% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $30,122,678 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2016 Goldman Sachs. All rights reserved.

VITGRWAR-16/29864-TEMP-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of -1.81%, -2.16% and -2.25%, respectively. These returns compare to the 0.25% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

In January 2015, when the Reporting Period began, spread, or non-U.S. Treasury, sectors generated broadly positive returns. As the Federal Reserve (the “Fed”) and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the European Central Bank (“ECB”) announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, which seemed to raise fears of a renewed debt crisis. Near first calendar quarter end, Eurozone finance ministers agreed to a four-month extension of the existing Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt ended the quarter roughly where they began, while investment grade corporate bonds recorded a decline. U.S. Treasury yields rose amid significant volatility during May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annual rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and other commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

Spread sectors generally outperformed U.S. Treasuries during the fourth quarter of 2015, which saw the first Fed rate hike since 2006. Outside the U.S., the global monetary policy environment remained highly accommodative. The U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of the Reporting Period. At the same time, growth in emerging markets countries broadly weakened, largely due to commodity price declines and concerns about the slowing Chinese economy.

For the Reporting Period overall, the broad fixed income market was virtually flat. High yield corporate bonds posted steep losses. Sovereign emerging markets debt also declined, underperforming U.S. Treasuries. In addition, investment grade corporate bonds

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

and agency securities recorded negative returns, followed at some distance by commercial mortgage-backed securities and residential mortgage-backed securities. Although asset-backed securities generated a positive return, they also trailed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as shorter-term yields rose more than either intermediate-term or longer-term yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 10 basis points (bps) during the Reporting Period to 2.27%.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Our duration and currency strategies detracted most from the Fund’s returns during the Reporting Period. Within our duration strategy, the Fund was hampered by its short duration position. Duration is a measure of sensitivity to changes in interest rates. Within our currency strategy, the Fund was hurt by its short position in the Swiss franc. In January 2015, the Swiss National Bank removed the exchange rate floor on the value of the Swiss franc versus the euro, leading the Swiss franc to appreciate dramatically. The Fund’s long position in the Mexican peso also detracted from relative returns, as the peso depreciated. Additionally, our corporate credit strategy dampened performance.

On the positive side, our country strategy added to the Fund’s results. More specifically, the Fund benefited from an overweight position in Europe versus underweight positions in the U.K. and U.S. Other notable contributors within our country strategy were the Fund’s outright long positions in Canada and Italy. In addition, during the Reporting Period, our securitized strategy bolstered returns. Our government/swaps strategy was also advantageous, as the Fund’s yield curve steepening positions in the U.S. and Europe performed well.

What fixed income market sectors most significantly affected Fund performance?

During the Reporting Period, we increased the Fund’s exposures to high yield corporate bonds and investment grade corporate bonds — positioning that hurt performance as credit spreads widened, especially in the energy sector, amid weakness in oil prices. Spreads are the difference in yields between corporate bonds and U.S. Treasury securities of comparable maturity. In addition, the Fund’s exposure to Puerto Rico municipal bonds detracted. During the Reporting Period, Puerto Rico municipal bonds came under significant pressure on broad concerns about the commonwealth’s ability to continue servicing its debt.

The Fund benefited from its exposure to agency mortgage-backed securities during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from its performance during the Reporting Period. Most of the underperformance occurred during January 2015 when the Fund held a short duration position on the U.S. Treasury yield curve and longer-term interest rates fell. As the Fed delayed a short-term rate hike and interest rate volatility increased, we lengthened the Fund’s duration to a neutral position. By the end of the Reporting Period, we had moved the Fund to a long duration position on the U.S. Treasury yield curve.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Interest rate and bond exchange traded futures had a negative impact on the Fund’s performance during the Reporting Period. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC spot and forward foreign exchange contracts as well as OTC options had a positive impact on Fund performance. Also, we used written options contracts to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). During the Reporting Period, option contracts had a negative impact on Fund performance. The Fund also employed credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). During

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

the Reporting Period, credit default swaps had a negative impact on the Fund’s performance. Interest rate swaps were used to manage exposure to fluctuations in interest rates, which had a positive impact on Fund performance during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. Through much of the Reporting Period, we added to the Fund’s corporate credit exposure due to what we considered to be increasingly attractive valuations. However, toward the end of the Reporting Period, we reduced the Fund’s exposure to corporate credit, especially high yield corporate credit, as oil prices fell and put significant pressure on high yield corporate bonds.

At the beginning of the Reporting Period, the Fund was overweight Japan and the U.S. and underweight the U.K. and Europe, as we sought to capitalize on divergence between their economies. Following strong performance near the middle of the Reporting Period, we shifted the Fund to an overweight in Europe and to an underweight in the U.S., as we believed the ECB was biased to ease further. Within our currency strategy, we steadily increased the Fund’s overweight in the U.S. dollar and its underweights in the euro and in a basket of Asian currencies because we were concerned about a possible slowdown in Asian economic growth as well as weakness in the Japanese yen, euro and Chinese renminbi.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund held a long duration position on the U.S. Treasury yield curve, as we continued to monitor the pace of future Fed rate hikes. In terms of country positioning, the Fund was overweight Europe and underweight the U.K. and U.S. Within the Fund’s currency positioning, the Fund was overweight the U.S. dollar and underweight the euro and a basket Asian currencies. Within corporate credit, the Fund had holdings in high yield corporate bonds, investment grade corporate bonds and high yield loans. In addition, the Fund held a long position in collateralized loan obligations (“CLOs”) because we thought they offered an attractive spread as well as strong credit protection versus other securities of similar credit quality. (In this context, spread is the difference between the bid and ask price of a security or asset.) CLOs also have limited exposure to the energy and metals and mining industries. In addition, at the end of the Reporting Period, the Fund had a modest position in high quality Federal Family Education Loan Program (“FFELP”) student loan asset-backed securities (“ABS”). In our view, these securities offered an attractive spread, relatively short spread duration and strong credit protection. (Spread duration represents the price sensitivity of a security to a change in spreads.) Additionally, because they are floating rate securities, we expected FFELP ABS to appeal to investors as short-term interest rates rise.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the global economy to maintain its course of slow growth and low inflation in 2016. We also expected continued gradual policy tightening by the Fed and for global monetary policy to remain accommodative. In our view, valuations in some market segments at the end of the Reporting Period suggested investors were focused on potential worst-case scenarios for global growth and inflation, commodity prices, corporate bond performance and conditions in the emerging markets and China. We also believed investors were concerned about geopolitical intrusions, such as the threat of terrorist attacks and the displacement of millions of people from Syria and other war-torn regions.

Looking ahead, we believe the U.S. economy can sustain a gradual increase in interest rates. In our view, the Fed is likely to raise rates between one and three times during 2016, depending on the path of inflation and financial conditions. Overall, we see economic growth moderating if consumption softens, as we expect, with the fading benefits of low oil prices. In the Eurozone, we think weak inflation may lead the ECB to ease again in the second half of 2016 and that downward pressure on yields is likely to continue. Our growth forecast for the region is slightly below the market consensus, due to weak demand from outside Europe and potential weakening in Eurozone consumption. However, we see a potentially positive contribution from increased government spending in Europe on services to accommodate migrants and on greater national security. U.K. growth, in our view, is likely to slow somewhat, due to continued fiscal cutbacks and weak exports. We believe U.K. interest rates will probably continue to underperform Eurozone markets as the Bank of England nears its first rate hike, possibly around mid-2016. Japan faces continued challenges, we believe, in getting inflation back on target, though the recent firming in core inflation may keep the Bank of Japan on hold through 2016. We expect Japan’s growth to improve somewhat, with consumption supported by low oil prices and additional benefits from a tourism boom. China’s growth continues to slow, but we expect policymakers to find a way to uphold its 6.5% GDP target in 2016. Currency devaluation could help at the margins, but we do not anticipate a much sharper weakening in the Chinese renminbi. We believe rising consumer spending and relatively healthy services activity are supportive domestic factors. Looking ahead, we expect further targeted stimulus by the People’s Bank of China and its policymakers to continue balancing reform objectives against the need to generate growth.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

VIT Strategic Income

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

5

FUND BASICS

Strategic Income Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Since Inception	Inception Date
Institutional	-1.81%	-1.35%	4/14/14
Service	-2.16	-1.67	4/14/14
Advisor	-2.25	-1.77	4/14/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	2.15%
Service	1.12	2.43
Advisor	1.27	2.02

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on April 14, 2014 (commencement of the Fund’s operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the LIBOR Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service and Advisor Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 14, 2014 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Since Inception
Institutional (Commenced April 14, 2014)	-1.81%	-1.35%
Service (Commenced April 14, 2014)	-2.16%	-1.67%
Advisor (Commenced April 14, 2014)	-2.25%	-1.77%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

December 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 16.1%
	Airlines – 0.4%
	Air Canada(a)(b)
	$20,000	6.750%		10/01/19	$20,750
	100,000	8.750		04/01/20	107,000

					127,750

	Banks – 5.8%
	American Express Co.(b)(c)
	75,000	6.800		09/01/66	75,375
	Bank of America Corp.
	25,000	4.000		04/01/24	25,571
	150,000	4.000		01/22/25	146,698
	250,000	3.875		08/01/25	253,584
	Citigroup Capital XIII(b)(c)
	1,475	6.692		10/30/40	38,335
	Citigroup, Inc.
	75,000	3.300		04/27/25	73,429
	100,000	4.450		09/29/27	99,400
	Citigroup, Inc. Series O(b)(c)
	25,000	5.875		12/29/49	24,781
	GMAC Capital Trust I Series 2(b)(c)
	3,821	8.125		02/15/40	96,901
	JPMorgan Chase & Co.
	25,000	3.875		09/10/24	24,870
	100,000	3.125	(b)	01/23/25	96,763
	150,000	3.900	(b)	07/15/25	154,298
	JPMorgan Chase & Co. Series Z(b)(c)
	25,000	5.300		12/29/49	24,906
	Morgan Stanley
	275,000	4.000		07/23/25	282,802
	25,000	4.350		09/08/26	25,050
	100,000	3.950		04/23/27	97,109
	PNC Preferred Funding Trust II(a)(b)(c)
	100,000	1.735		03/29/49	89,500
	The Royal Bank of Scotland PLC(b)(c)
	200,000	9.500		03/16/22	212,402
	Wells Fargo & Co.
	100,000	3.550		09/29/25	100,771

					1,942,545

	Building Materials – 0.1%
	HD Supply, Inc.(b)
	25,000	11.500		07/15/20	27,688

	Consumer Services – 0.5%
	MGM Resorts International
	100,000	10.000		11/01/16	105,750
	50,000	8.625		02/01/19	55,500

					161,250

	Containers & Packaging(b) – 1.0%
	Beverage Packaging Holdings Luxembourg II SA(a)
	25,000	5.625		12/15/16	24,719

	Corporate Obligations – (continued)
	Containers & Packaging(b) – (continued)
	Reynolds Group Issuer, Inc.
	$100,000	8.500%		05/15/18	$98,750
	200,000	9.875		08/15/19	200,750

					324,219

	Electric – 0.2%
	RWE AG(b)(c)
	50,000	7.000		10/12/72	50,021

	Energy – 1.8%
	Antero Resources Corp.(b)
	50,000	5.375		11/01/21	40,000
	25,000	5.625	(a)	06/01/23	19,375
	Comstock Resources, Inc.(a)(b)
	25,000	10.000		03/15/20	11,375
	EP Energy LLC(b)
	50,000	6.375		06/15/23	25,125
	Halcon Resources Corp.(a)(b)
	50,000	8.625		02/01/20	34,250
	Halliburton Co.(b)
	50,000	5.000		11/15/45	49,083
	Kinder Morgan, Inc.(b)
	25,000	4.300		06/01/25	21,575
	Laredo Petroleum, Inc.(b)
	50,000	5.625		01/15/22	43,250
	MEG Energy Corp.(a)(b)
	100,000	6.375		01/30/23	69,000
	Petroleos de Venezuela SA
	20,000	9.000		11/17/21	8,100
	60,000	6.000		05/16/24	22,215
	60,000	6.000		11/15/26	22,125
	40,000	5.375		04/12/27	14,600
	SM Energy Co.(b)
	100,000	5.000		01/15/24	66,500
	TOTAL SA(b)(c)
EUR	100,000	2.625		02/26/25	95,770
	Whiting Petroleum Corp.(b)
	$50,000	5.750		03/15/21	36,500
	50,000	6.250		04/01/23	36,250

					615,093

	Food & Beverage(b) – 0.5%
	Bumble Bee Holdings, Inc.(a)
	46,000	9.000		12/15/17	46,632
	47,000	9.625		03/15/18	47,176
	U.S. Foods, Inc.
	75,000	8.500		06/30/19	77,438

					171,246

	Food & Staples Retailing(b) – 0.7%
	Amazon.com, Inc.
	75,000	4.950		12/05/44	79,756
	CVS Health Corp.
	25,000	3.875		07/20/25	25,449
	50,000	5.125		07/20/45	53,018

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food & Staples Retailing(b) – (continued)
Rite Aid Corp.
$25,000	9.250%	03/15/20	$26,469
Sysco Corp.
25,000	4.850	10/01/45	25,793
Walgreens Boots Alliance, Inc.
25,000	4.800	11/18/44	22,749

			233,234

Healthcare – 0.5%
CHS/Community Health Systems, Inc.(b)
50,000	5.125	08/15/18	50,125
125,000	8.000	11/15/19	125,313

			175,438

Materials – 0.1%
Ashland, Inc.(b)
50,000	6.875	05/15/43	47,875

Media – 1.4%
21st Century Fox America, Inc.(a)(b)
25,000	3.700	10/15/25	24,745
50,000	4.950	10/15/45	49,459
CCO Holdings LLC(b)
22,000	7.000	01/15/19	22,440
CCO Safari II LLC(a)(b)
25,000	4.908	07/23/25	24,930
75,000	6.484	10/23/45	75,632
DISH DBS Corp.
50,000	7.125	02/01/16	50,187
Time Warner Cable, Inc.
25,000	5.850	05/01/17	26,113
Univision Communications, Inc.(a)(b)
200,000	8.500	05/15/21	204,250

			477,756

Noncaptive-Financial – 0.0%
Speedy Cash Intermediate Holdings Corp.(a)(b)
25,000	10.750	05/15/18	12,875

Pharmaceuticals, Biotechnology & Life Sciences(b) – 0.4%
Actavis Funding SCS
50,000	3.800	03/15/25	49,570
25,000	4.750	03/15/45	24,334
Celgene Corp.
50,000	3.875	08/15/25	49,717
25,000	5.000	08/15/45	25,190

			148,811

Pipelines – 0.2%
Enterprise Products Operating LLC Series A(b)(c)
75,000	8.375	08/01/66	67,125

Corporate Obligations – (continued)
Software & Services – 0.5%
Microsoft Corp.(b)
$25,000	3.125%	11/03/25	$25,143
125,000	4.450	11/03/45	128,950

			154,093

Technology Hardware & Equipment – 0.1%
Apple, Inc.
25,000	3.450	02/09/45	21,453
25,000	4.375	05/13/45	25,143

			46,596

Tobacco – 0.3%
Reynolds American, Inc.(b)
25,000	4.450	06/12/25	26,167
75,000	5.850	08/15/45	83,304

			109,471

Wireless Telecommunications – 1.6%
Intelsat Jackson Holdings SA(b)
100,000	5.500	08/01/23	78,500
Intelsat Luxembourg SA(b)
75,000	8.125	06/01/23	33,750
Sprint Capital Corp.
75,000	6.875	11/15/28	52,312
Sprint Communications, Inc.
125,000	6.000	12/01/16	125,000
25,000	6.000	11/15/22	17,750
Verizon Communications, Inc.
25,000	5.150	09/15/23	27,400
100,000	3.500 (b)	11/01/24	98,311
50,000	4.862	08/21/46	47,421
50,000	4.522	09/15/48	44,622

			525,066

TOTAL CORPORATE OBLIGATIONS
(Cost $5,658,158)			$5,418,152

Mortgage-Backed Obligations – 9.0%
Adjustable Rate Non-Agency(c) – 1.5%
Alternative Loan Trust Series 2005-51, Class 2A1(b)
$67,058	0.713%	11/20/35	$52,306
Alternative Loan Trust Series 2006-HY11, Class A1(b)
68,179	0.542	06/25/36	58,841
Alternative Loan Trust Series 2006-OA14, Class 2A1(b)
85,429	0.612	11/25/46	68,747
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
43,173	0.562	07/25/47	34,798
HomeBanc Mortgage Trust Series 2006-1, Class 3A2(b)
111,718	2.296	04/25/37	68,928
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(b)
62,415	2.885	09/25/36	52,697

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(b)
	$48,419	0.582%	10/25/36	$38,227
	Lehman XS Trust Series 2005-7N, Class 1A1A(b)
	51,922	0.692	12/25/35	43,713
	Lehman XS Trust Series 2006-14N, Class 1A1A(b)
	80,373	0.612	09/25/46	65,716

				483,973

	Collateralized Mortgage Obligations – 6.9%
	Agency Multi-Family – 2.7%
	FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	$400,000	2.373%	05/25/22	$397,096
	FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(c)
	500,000	3.320	02/25/23	521,657

				918,753

	Interest Only(d) – 2.3%
	FHLMC Series 2014-4320, Class SD(b)
	121,882	5.770	07/15/39	19,752
	FNMA Series 2013-121, Class SA
	1,004,819	5.678	12/25/43	165,646
	FNMA Series 2014-87, Class MS
	554,477	5.828	01/25/45	94,503
	FNMA Series 2015-81, Class SA
	427,955	5.278	11/25/45	59,980
	GNMA Series 2010-20, Class SE(b)
	545,655	5.848	02/20/40	93,237
	GNMA Series 2010-31, Class SA(b)
	168,609	5.348	03/20/40	25,830
	GNMA Series 2013-152, Class SG(b)
	141,752	5.748	06/20/43	23,310
	GNMA Series 2013-181, Class SA(b)
	580,566	5.698	11/20/43	92,701
	GNMA Series 2015-110, Class MS(b)
	653,929	5.308	08/20/45	105,228
	GNMA Series 2015-159, Class HS(b)
	500,000	5.798	11/20/45	86,435

				766,622

	Regular Floater(c) – 1.8%
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	61,492	0.167	09/20/66	64,851
	Alternative Loan Trust Series 2005-36, Class 2A1A(b)
	$80,356	0.732	08/25/35	61,523
	Connecticut Avenue Securities Series 2014-C03, Class 1M1(b)
	12,279	1.622	07/25/24	12,215
	Connecticut Avenue Securities Series 2015-C01, Class 2M1(b)
	2,401	1.922	02/25/25	2,400
	GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A(b)
	435,145	0.712	02/25/36	351,429

	Mortgage-Backed Obligations – (continued)
	Regular Floater(c) – (continued)
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b)
	$160,328	0.592%	11/25/36	$64,700
	Paragon Mortgages No. 13 PLC Series 13X, Class A2B(b)
EUR	54,108	0.191	01/15/39	53,400

				610,518

	Sequential Fixed Rate – 0.1%
	Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2A5(b)
	$52,114	6.000	01/25/37	42,057

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,337,950

	Federal Agency – 0.6%
	FNMA – 0.6%
	$187,845	6.000%	09/01/36	$212,670

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $3,060,195)			$3,034,593

	Asset-Backed Securities – 16.2%
	Collateralized Loan Obligations(a)(c) – 12.0%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$96,141	0.979%	11/01/18	$95,313
	Acis CLO Ltd. Series 2014-4A, Class ACOM(b)
	150,000	0.000	05/01/26	144,780
	Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(b)
	250,000	1.773	07/28/26	247,000
	ARES XII CLO Ltd. Series 2007-12A, Class A(b)
	111,020	1.023	11/25/20	109,836
	Crown Point CLO III Ltd. Series 2015-3A, Class ACOM
	250,000	1.856	12/31/27	243,850
	Cutwater Ltd. Series 2015-1A, Class A2(b)
	250,000	1.851	07/15/27	245,074
	Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
	250,000	1.727	07/25/27	245,062
	Hildene CLO II Ltd. Series 2014-2A, Class A(b)
	250,000	1.765	07/19/26	245,584
	Madison Park Funding X Ltd. Series 2012-10A, Class A1A(b)
	250,000	1.687	01/20/25	247,385
	MidOcean Credit CLO III Series 2014-3A, Class A
	250,000	1.777	07/21/26	245,475
	Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM
	200,000	1.931	05/22/27	192,420
	Ocean Trails CLO IV Series 2013-4A, Class A(b)
	250,000	1.659	08/13/25	246,375
	OCP CLO Ltd. Series 2015-8A, Class A1(b)
	250,000	1.819	04/17/27	246,739
	OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)
	200,000	1.351	03/20/25	192,858
	OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
	100,000	0.000	10/18/26	97,050

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a)(c) – (continued)
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)
	$250,000	1.830%		07/25/26	$243,850
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)
	250,000	0.000		07/15/26	241,775
	Trinitas CLO III Ltd. Series 2015-3A, Class A2(b)
	150,000	1.830		07/15/27	146,483
	Wasatch Ltd. Series 2006-1A, Class A1B
	236,119	0.602		11/14/22	226,499
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM
	150,000	1.737		07/16/27	145,635

					4,049,043

	Home Equity(b) – 1.3%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(c)
	100,000	0.822		01/25/36	83,954
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(e)
	12,923	4.122		12/25/35	12,879
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(e)
	25,000	4.122		12/25/35	23,514
	GSAMP Trust Series 2006-HE8, Class A2C(c)
	50,000	0.592		01/25/37	39,024
	Lehman XS Trust Series 2007-3, Class 1BA2(c)
	51,299	1.154		03/25/37	38,689
	Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
	90,563	0.662		05/25/47	63,078
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(c)
	100,000	0.892		05/25/35	86,797
	VOLT XXV LLC Series 2015-NPL8, Class A1(a)(e)
	87,978	3.500		06/26/45	86,839

					434,774

	Student Loans(c) – 2.9%
	Access Group, Inc. Series 2006-1, Class A2(b)
	20,637	0.503		08/25/23	20,437
	Access Group, Inc. Series 2015-1, Class A(a)
	91,925	1.122		07/25/56	89,245
	Bank of America Student Loan Trust Series 2010-1A, Class A(a)(b)
	63,890	1.120		02/25/43	63,026
	Goal Capital Funding Trust Series 2006-1, Class A3
	23,544	0.513		11/25/26	23,460
	Scholar Funding Trust Series 2010-A, Class A(a)
	63,137	1.073		10/28/41	61,276
	SLM Student Loan Trust Series 2003-14, Class A5
	43,464	0.550		01/25/23	42,985
	SLM Student Loan Trust Series 2006-9, Class A4
	19,532	0.390		10/25/22	19,478
	SLM Student Loan Trust Series 2007-1, Class A5(b)
	250,000	0.410		01/26/26	238,484
	SLM Student Loan Trust Series 2008-5, Class A4(b)
	100,000	2.020		07/25/23	100,389

	Asset-Backed Securities – (continued)
	Student Loans(c) – (continued)
	SLM Student Loan Trust Series 2012-3, Class A(b)
	$154,696	1.072%		12/26/25	$149,322
	SunTrust Student Loan Trust Series 2006-1A, Class A4(a)(b)
	200,000	0.513		10/28/37	183,042

					991,144

	TOTAL ASSET-BACKED SECURITIES
	(Cost $5,525,827)				$5,474,961

	Foreign Debt Obligations – 16.0%
	Sovereign – 14.2%
	Brazilian Government International Bond
BRL	70,000	0.000	%(f)	04/01/16	$17,096
	239,000	6.000		08/15/50	140,999
	Colombia Government International Bond(b)
	$200,000	4.500		01/28/26	192,500
	Croatia Government International Bond
EUR	100,000	3.875		05/30/22	108,512
	Dominican Republic International Bond
	$100,000	5.875		04/18/24	99,750
	100,000	5.500		01/27/25	96,500
	100,000	7.450	(a)	04/30/44	100,750
	Indonesia Government International Bond
	200,000	4.125		01/15/25	190,000
	200,000	4.750	(a)	01/08/26	197,000
	Italy Buoni Poliennali Del Tesoro
EUR	160,757	2.100		09/15/16	176,921
	376,788	2.350		09/15/19	448,251
	210,000	0.650		11/01/20	228,445
	120,000	3.750		03/01/21	150,612
	140,000	3.750		05/01/21	176,231
	280,000	2.500		12/01/24	330,477
	150,000	2.000		12/01/25	168,804
	Mexico Government International Bond
MXN	489,490	0.000	(f)	01/14/16	28,333
	576,580	0.000	(f)	01/21/16	33,355
	1,057,060	0.000	(f)	01/28/16	61,115
	822,850	0.000	(f)	02/18/16	47,479
	1,573,810	0.000	(f)	03/10/16	90,701
	1,853,350	0.000	(f)	03/17/16	106,843
	$10,000	6.050		01/11/40	10,950
	10,000	5.550		01/21/45	10,225
	Mexico Government International Bond Series M
MXN	892,400	7.750		11/23/34	56,800
	Mexico Government International Bond Series M 10
	1,733,000	7.750		12/14/17	107,543
	Spain Government Bond
EUR	360,000	1.150		07/30/20	399,446
	240,000	5.500	(a)	04/30/21	324,243
	180,000	2.750	(a)	10/31/24	213,426
	80,000	2.150	(a)	10/31/25	89,858
	Spain Government Inflation Linked Bond(a)
	140,342	0.550		11/30/19	156,375

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Venezuela Government International Bond
	$20,000	7.750%	10/13/19	$7,950
	40,000	6.000	12/09/20	14,900
	10,000	12.750	08/23/22	4,475
	30,000	9.000	05/07/23	11,925
	110,000	8.250	10/13/24	41,800
	80,000	7.650	04/21/25	29,600
	30,000	11.750	10/21/26	13,350
	110,000	9.250	09/15/27	45,100
	80,000	9.250	05/07/28	31,200
	30,000	11.950	08/05/31	13,275
	20,000	9.375	01/13/34	7,850

				4,780,965

	Supranational – 1.8%
	European Financial Stability Facility
EUR	400,000	0.750	06/05/17	440,395
	European Investment Bank
GBP	100,000	3.875	06/08/37	170,795

				611,190

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $5,641,824)			$5,392,155

	Municipal Debt Obligations(b) – 1.6%
	Puerto Rico – 1.6%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%	07/01/44	$3,369
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500	07/01/28	6,750
	5,000	5.000	07/01/33	3,250
	5,000	5.125	07/01/37	3,237
	10,000	5.750	07/01/37	6,675
	5,000	5.250	07/01/42	3,275
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	335,000	8.000	07/01/35	242,875
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
	20,000	5.500	07/01/32	12,925
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	20,000	5.500	08/01/28	8,500
	45,000	6.000	08/01/42	18,563
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	5,000	5.500	08/01/37	2,012
	55,000	5.375	08/01/39	22,000
	115,000	5.500	08/01/42	46,288
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	10,000	5.375	08/01/38	4,000
	55,000	6.000	08/01/39	22,688
	105,000	5.250	08/01/41	42,000

	Municipal Debt Obligations(b) – (continued)
	Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	$170,000	5.000%	08/01/43	$68,000
	Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(g)
	15,000	0.000	08/01/32	5,880

				522,287

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $707,368)			$522,287

	Bank Loan Obligations(b)(c)(h) – 3.7%
	Building Materials – 0.1%
	Atkore International, Inc.
	$25,000	7.750%	10/09/21	$21,750

	Energy – 0.3%
	American Energy – Marcellus, LLC
	25,000	5.250	08/04/20	6,562
	EP Energy LLC
	50,000	3.500	05/24/18	38,625
	Magnum Hunter Resources Corp.
	9,689	9.000	09/09/16	9,665
	4,728	9.000	09/16/16	4,728
	74,250	0.000	10/22/19	43,808

				103,388

	Environmental – 0.1%
	ADS Waste Holdings, Inc.
	47,653	3.750	10/09/19	46,045

	Food & Beverage – 0.5%
	U.S. Foods, Inc.
	173,793	4.500	03/31/19	171,330

	Healthcare – 0.4%
	American Renal Holdings, Inc.
	25,000	8.500	03/20/20	24,125
	MPH Acquisition Holdings LLC
	20,793	3.750	03/31/21	20,204
	Sedgwick Claims Management Services, Inc.
	24,748	3.750	03/01/21	23,696
	25,000	6.750	02/28/22	22,500
	U.S. Renal Care, Inc.
	25,000	0.000	11/17/22	24,750

				115,275

	Media – 0.8%
	Checkout Holding Corp.
	99,058	4.500	04/09/21	78,751
	25,000	7.750	04/11/22	13,844
	CSC Holdings LLC
	75,000	5.000	10/09/22	74,789

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

Principal Amount		Interest Rate	Maturity Date	Value

	Bank Loan Obligations(b)(c)(h) – (continued)
	Media – (continued)
	Getty Images, Inc.
	$183,584	4.750%	10/18/19	$114,465

				281,849

	Pharmaceuticals – 0.3%
	Endo Luxembourg Finance I Co. SARL
	75,000	3.750	09/26/22	73,907
	Valeant Pharmaceuticals International, Inc.
	49,937	4.000	04/01/22	47,927

				121,834

	Retailing – 0.1%
	Neiman Marcus Group, Inc.
	50,000	4.250	10/25/20	44,125

	Software & Services – 0.2%
	First Data Corp.
	75,000	4.168	07/08/22	73,856

	Technology – 0.9%
	Avago Technologies Ltd.
	100,000	0.000	11/11/22	98,813
	BMC Software Finance, Inc.
	124,213	5.000	09/10/20	101,943
	NXP B.V.
	50,000	3.750	12/07/20	49,713
	TTM Technologies, Inc.
	24,938	6.000	05/31/21	22,506

				272,975

	TOTAL BANK LOAN OBLIGATIONS
	(Cost $1,397,750)			$1,252,427

	U.S. Treasury Obligations – 22.3%
	United States Treasury Bonds
	$300,000	3.625%	08/15/43	$338,091
	100,000	3.750	11/15/43	115,250
	150,000	3.000	05/15/45	149,383
	United States Treasury Inflation-Protected Securities
	418,856	0.125	04/15/17	418,006
	101,502	0.125	04/15/19	100,947
	105,082	0.125	01/15/22	102,028
	459,900	0.375	07/15/23	450,053
	60,099	0.125	07/15/24	57,179
	55,020	2.125	02/15/40	65,001
	102,051	1.375	02/15/44	104,220

	U.S. Treasury Obligations – (continued)
	United States Treasury Notes
	$200,000	1.750%	09/30/19	$201,386
	600,000	1.500	11/30/19	597,774
	400,000	1.625	12/31/19	400,072
	900,000	1.750	12/31/20	899,262
	1,500,000	2.250	04/30/21	1,529,955
	2,000,000	2.125	12/31/22	2,003,760

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $7,560,288)			$7,532,367

	Government Guarantee Obligation(i) – 0.7%
	KFW
EUR	200,000	0.000%	12/07/18	$218,107
	(Cost $225,016)

	Commercial Paper(a)(b)(c) – 0.7%
	Barclays Bank PLC Series 11-1
	$250,000	1.242%	03/11/16	$249,836
	(Cost $250,000)

Shares	Distribution Rate	Value
Investment Company(c)(j) – 8.1%
Goldman Sachs Financial Square Government Fund — FST Shares
2,716,785	0.185%	$2,716,785
(Cost $2,716,785)

TOTAL INVESTMENTS – 94.4%
(Cost $32,743,211)		$31,811,670

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.6%		1,900,537

NET ASSETS – 100.0%		$33,712,207

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,725,627, which represents approximately 19.9% of net assets as of December 31, 2015.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.
(d)	Inverse floating rate security. Interest rate disclosed is that which is in effect on December 31, 2015.
(e)	Step Bond. Coupon rate is a fixed rate for an initial period then it resets at a specified date and rate.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Zero coupon until next reset date.
(h)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on December 31, 2015. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Guaranteed by a foreign government under maturity. Total market value of these securities amount to 218,107, which represents 0.7% of net assets as of December 31, 2015.
(j)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CD KSDA	—Certificates of Deposit by the Korean Securities Dealers Association
CDI	—Average One-Day Interbank Deposit
EURIBOR	—Euro Interbank Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw InterBank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Bank of America, N.A.	JPY	10,244,000	USD	83,441	01/28/16	$85,271	$1,830
	SEK	2,355,264	EUR	254,166	03/16/16	279,594	2,871
	SEK	312,262	USD	36,765	03/16/16	37,069	304
	USD	102,000	BRL	390,334	01/05/16	98,663	3,337
	USD	39,785	CAD	53,971	03/16/16	39,012	773
	USD	52,000	CNH	342,996	03/16/16	51,671	329
	USD	97,198	MXN	1,606,964	01/28/16	93,082	4,116
	USD	91,504	MXN	1,560,712	03/10/16	90,129	1,375
	USD	146,516	SGD	206,961	03/16/16	145,618	898
	USD	102,433	TWD	3,359,704	01/19/16	101,850	583
Barclays Bank PLC	USD	168,325	CNH	1,121,041	09/01/16	166,391	1,934
	USD	52,149	ILS	201,144	03/16/16	51,772	377
	USD	52,000	ZAR	805,861	03/16/16	51,417	583
BNP Paribas SA	CLP	63,395,958	USD	89,095	01/27/16	89,232	137
	EUR	34,000	HUF	10,696,808	03/16/16	37,017	200
	HUF	20,335,030	USD	69,228	03/16/16	69,991	763
	JPY	12,590,091	USD	103,000	03/16/16	104,927	1,927
	MYR	217,337	USD	50,543	01/04/16	50,620	77
	SEK	1,115,275	EUR	120,274	03/16/16	132,395	1,447
	USD	8,018	AUD	11,000	03/16/16	7,987	31
	USD	53,949	EUR	49,464	03/16/16	53,854	95
	USD	151,017	KRW	175,465,500	01/14/16	149,238	1,779
	USD	50,667	MYR	217,337	01/04/16	50,620	47
	USD	50,535	MYR	217,337	01/08/16	50,512	23
	USD	69,450	TWD	2,255,385	01/08/16	68,554	896
	USD	69,752	TWD	2,271,816	01/29/16	68,821	931
Citibank, N.A.	CLP	28,817,621	USD	40,302	01/12/16	40,637	335
	COP	67,854,600	USD	20,661	01/12/16	21,360	699
	GBP	36,240	EUR	49,000	03/16/16	53,431	82
	PLN	218,189	EUR	50,376	03/16/16	55,544	698
	PLN	1,591,609	USD	393,733	03/16/16	405,176	11,443
	SEK	232,048	EUR	25,080	03/16/16	27,546	241
	SEK	747,634	USD	88,582	03/16/16	88,752	170
	USD	155,000	CNH	1,019,960	03/16/16	153,654	1,346
	USD	50,335	CNH	329,156	09/01/16	48,855	1,480
	USD	1,047,664	EUR	949,569	03/16/16	1,033,840	13,824
	USD	44,803	GBP	29,959	01/13/16	44,166	637
	USD	88,809	KRW	100,758,410	01/15/16	85,696	3,113
	USD	202,307	MXN	3,458,420	02/05/16	200,206	2,101
	USD	48,376	MXN	816,197	02/18/16	47,205	1,171

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG	BRL	391,555	USD	98,036	01/05/16	$98,971	$935
	COP	208,148,637	USD	65,343	01/15/16	65,502	159
	COP	61,198,779	USD	18,227	01/27/16	19,234	1,007
	IDR	604,872,237	USD	43,850	01/04/16	43,879	29
	KRW	61,510,800	USD	52,000	01/08/16	52,399	399
	KRW	61,786,400	USD	52,000	01/15/16	52,550	550
	SEK	669,912	EUR	72,165	03/16/16	79,525	956
	USD	51,000	BRL	196,376	01/05/16	49,637	1,363
	USD	178,516	BRL	686,000	02/02/16	171,637	6,879
	USD	104,000	CNH	681,850	03/16/16	102,719	1,281
	USD	662,769	CNH	4,348,300	09/01/16	645,398	17,371
	USD	86,165	KRW	99,742,340	01/15/16	84,832	1,333
	USD	51,000	MYR	217,337	01/04/16	50,620	380
	USD	146,169	SGD	206,976	03/16/16	145,628	541
	USD	113,561	TWD	3,719,688	01/21/16	112,747	814
	USD	109,620	TWD	3,586,868	02/04/16	108,611	1,009
Merrill Lynch & Co., Inc.	USD	62,484	CAD	83,000	01/07/16	59,984	2,500
Morgan Stanley Co., Inc.	RUB	3,070,860	USD	41,519	01/19/16	41,899	380
	SEK	434,609	EUR	47,000	03/16/16	51,593	421
	USD	102,000	BRL	387,533	01/05/16	97,955	4,045
	USD	52,000	MXN	887,848	03/16/16	51,250	750
	USD	105,907	MXN	1,822,822	03/17/16	105,212	695
	USD	52,000	RUB	3,653,442	01/12/16	49,944	2,056
Royal Bank of Canada	CAD	115,061	EUR	76,272	03/16/16	83,170	129
	SEK	862,261	EUR	92,474	03/16/16	102,359	1,678
	USD	52,000	BRL	203,345	01/05/16	51,398	602
	USD	52,000	CAD	70,113	03/16/16	50,680	1,320
Royal Bank of Scotland	HUF	20,983,322	USD	71,251	03/16/16	72,223	972
	PLN	210,532	EUR	49,000	03/16/16	53,595	247
	SEK	883,279	EUR	95,000	03/16/16	104,854	1,423
	TRY	159,013	USD	52,000	03/16/16	53,431	1,431
	USD	62,114	CLP	43,708,504	01/11/16	61,642	472
	USD	63,073	CLP	44,724,888	01/15/16	63,045	28
	USD	52,000	MXN	893,522	03/16/16	51,577	423
State Street Bank	AUD	73,000	USD	51,690	03/16/16	53,005	1,315
	EUR	95,000	USD	103,379	03/16/16	103,431	52
	SEK	3,025,287	EUR	326,892	03/16/16	359,132	3,231
	SEK	333,395	USD	39,477	03/16/16	39,577	100
UBS AG	EUR	88,625	GBP	62,624	03/16/16	96,491	4,160
	JPY	6,398,912	USD	52,000	03/16/16	53,329	1,329
	KRW	22,453,250	USD	19,000	01/14/16	19,097	97
	KRW	61,865,180	USD	52,000	01/15/16	52,617	617
	SEK	1,291,923	EUR	139,510	03/16/16	153,365	1,473

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
UBS AG (continued)	USD	102,623	AUD	141,000	03/16/16	$102,379	$244
	USD	43,943	IDR	604,872,237	01/19/16	43,608	335
	USD	147,720	KRW	173,312,025	01/22/16	147,383	337
	USD	90,771	RUB	6,204,098	01/12/16	84,813	5,958
	USD	52,000	RUB	3,648,840	01/14/16	49,854	2,146
	USD	155,000	RUB	11,094,125	01/19/16	151,368	3,632
Westpac Banking Corp.	AUD	143,000	USD	102,933	03/16/16	103,832	899
	NZD	93,720	USD	62,146	01/22/16	64,025	1,879
	USD	52,000	CNH	342,966	03/16/16	51,667	333
	USD	201,000	CNH	1,320,724	09/01/16	196,029	4,971
	USD	202,943	EUR	185,000	02/10/16	201,232	1,711
	USD	653,609	GBP	432,000	01/13/16	636,869	16,740
	USD	88,836	KRW	100,781,493	01/15/16	85,716	3,120
	USD	50,677	TWD	1,644,000	01/08/16	49,971	706
	USD	23,563	TWD	775,257	02/04/16	23,475	88
TOTAL							$175,054

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Bank of America, N.A.	EUR	79,970	AUD	122,022	03/16/16	$87,067	$(1,533)
	EUR	47,000	PLN	205,249	03/16/16	51,171	(1,079)
	USD	51,465	AUD	71,000	03/16/16	51,553	(88)
	USD	104,000	CAD	145,468	03/16/16	105,150	(1,150)
	USD	117,533	EUR	108,456	02/10/16	117,971	(438)
	USD	77,127	JPY	9,468,810	01/28/16	78,819	(1,692)
	USD	97,492	KRW	115,625,269	01/14/16	98,343	(851)
	USD	52,000	TWD	1,716,520	01/11/16	52,091	(91)
Barclays Bank PLC	CNH	343,278	USD	52,000	03/16/16	51,714	(286)
	EUR	79,970	AUD	122,524	03/16/16	87,067	(1,897)
	KRW	60,803,080	USD	52,000	01/14/16	51,715	(285)
	RUB	3,407,868	USD	47,633	01/19/16	46,497	(1,136)
	RUB	3,772,540	USD	53,000	01/28/16	51,343	(1,657)
	TWD	1,667,292	USD	51,000	01/08/16	50,678	(322)
	USD	48,931	IDR	705,585,000	02/17/16	50,277	(1,346)
	USD	60,865	IDR	873,900,988	02/19/16	62,231	(1,366)
	USD	162,246	TRY	486,251	03/16/16	163,388	(1,142)
BNP Paribas SA	USD	208,000	JPY	25,157,173	03/16/16	209,663	(1,663)
Citibank, N.A.	CNH	1,407,435	USD	216,412	03/16/16	212,025	(4,387)
	GBP	174,000	USD	261,267	01/13/16	256,517	(4,750)
	HUF	20,367,369	USD	70,754	03/16/16	70,102	(652)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Citibank, N.A. (continued)	RUB	2,983,760	USD	43,072	01/12/16	$40,790	$(2,282)
	RUB	9,552,657	USD	142,439	01/27/16	130,046	(12,393)
	USD	51,574	AUD	72,000	03/16/16	52,279	(705)
	USD	52,000	CAD	72,404	03/16/16	52,336	(336)
	USD	2,895,569	EUR	2,666,000	02/10/16	2,899,922	(4,353)
	USD	645,000	EUR	610,043	02/26/16	663,844	(18,844)
	USD	98,426	JPY	11,898,818	03/16/16	99,167	(741)
Deutsche Bank AG	CLP	50,126,049	USD	71,254	01/13/16	70,676	(578)
	CNH	1,257,547	USD	191,000	03/16/16	189,446	(1,554)
	CNH	337,294	USD	51,000	09/01/16	50,063	(937)
	COP	163,710,000	USD	51,988	01/12/16	51,534	(454)
	COP	248,985,900	USD	81,355	01/27/16	78,253	(3,102)
	KRW	120,819,000	USD	103,000	01/19/16	102,749	(251)
	MXN	2,677,282	USD	156,000	03/16/16	154,542	(1,458)
	MYR	217,337	USD	50,667	01/04/16	50,620	(47)
	RUB	6,640,500	USD	95,000	01/21/16	90,552	(4,448)
	USD	97,057	BRL	391,555	02/02/16	97,967	(910)
	USD	41,000	CLP	29,089,500	01/12/16	41,020	(20)
	USD	42,773	COP	143,180,408	01/21/16	45,029	(2,256)
	USD	43,503	IDR	604,872,238	01/04/16	43,879	(376)
	USD	50,301	IDR	697,680,000	01/11/16	50,487	(186)
	USD	50,423	IDR	712,980,000	01/22/16	51,328	(905)
	USD	52,000	JPY	6,369,844	03/16/16	53,087	(1,087)
	USD	150,921	KRW	177,633,623	01/08/16	151,320	(399)
	USD	78,175	SEK	679,000	01/15/16	80,460	(2,285)
Merrill Lynch & Co., Inc.	CAD	110,132	USD	82,909	01/07/16	79,592	(3,317)
Morgan Stanley Co., Inc.	BRL	599,554	USD	155,000	01/05/16	151,546	(3,454)
	EUR	51,696	USD	56,377	02/10/16	56,232	(145)
	GBP	122,000	USD	184,502	01/13/16	179,857	(4,645)
	MXN	4,180,541	USD	244,385	03/16/16	241,315	(3,070)
	RUB	8,321,547	USD	124,314	01/14/16	113,697	(10,617)
	RUB	3,579,778	USD	50,596	01/19/16	48,842	(1,754)
	RUB	6,597,154	USD	92,722	02/03/16	89,635	(3,087)
	USD	52,010	AUD	73,057	03/16/16	53,047	(1,037)
	USD	51,662	BRL	204,891	01/05/16	51,789	(127)
	USD	104,000	BRL	419,536	02/02/16	104,968	(968)
	USD	49,749	IDR	693,600,000	01/19/16	50,004	(255)
Royal Bank of Canada	CAD	209,104	EUR	141,380	03/16/16	151,149	(2,778)
	CAD	75,340	USD	55,582	03/16/16	54,458	(1,124)
	EUR	20,904	USD	22,900	03/16/16	22,759	(141)
	MXN	4,930,137	USD	290,739	03/16/16	284,584	(6,155)
Royal Bank of Scotland	MXN	3,591,753	USD	215,602	03/16/16	207,328	(8,274)
	USD	52,000	COP	172,809,416	01/19/16	54,358	(2,358)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
State Street Bank	AUD	67,849	USD	49,415	01/22/16	$49,399	$(16)
	CAD	284,251	USD	208,000	03/16/16	205,468	(2,532)
	KRW	119,997,060	USD	103,000	01/15/16	102,059	(941)
	USD	154,691	AUD	215,000	03/16/16	156,111	(1,420)
	USD	190,683	NZD	286,299	03/16/16	194,954	(4,271)
UBS AG	BRL	391,370	USD	102,999	01/05/16	98,924	(4,075)
	CNH	1,376,528	USD	207,999	03/16/16	207,369	(630)
	EUR	48,000	PLN	207,215	03/16/16	52,260	(491)
	EUR	101,004	USD	110,558	03/16/16	109,968	(590)
	IDR	604,872,237	USD	44,135	01/04/16	43,879	(256)
	MXN	3,967,662	USD	238,951	03/16/16	229,027	(9,924)
	RUB	6,873,780	USD	102,000	01/12/16	93,968	(8,032)
	RUB	6,634,280	USD	100,900	01/14/16	90,644	(10,256)
	RUB	3,312,960	USD	46,774	01/19/16	45,202	(1,572)
	RUB	2,782,508	USD	39,456	02/11/16	37,728	(1,728)
	USD	43,850	IDR	604,872,237	01/04/16	43,879	(29)
	USD	51,250	IDR	718,779,440	01/08/16	52,079	(829)
	USD	94,380	JPY	11,609,006	03/16/16	96,751	(2,371)
	USD	52,000	TWD	1,717,820	01/21/16	52,069	(69)
	ZAR	794,768	USD	52,000	03/16/16	50,709	(1,291)
Westpac Banking Corp.	USD	59,679	NZD	90,000	01/22/16	61,484	(1,805)
TOTAL							$(195,152)

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-Bobl	3	March 2016	$426,017	$255
U.S. Long Bond	(6)	March 2016	(922,500)	2,346
U.S. Ultra Long Treasury Bonds	(2)	March 2016	(317,375)	(1,517)
2 Year U.S. Treasury Notes	(9)	March 2016	(1,955,109)	2,390
5 Year U.S. Treasury Notes	(1)	March 2016	(118,320)	366
10 Year U.S. Treasury Notes	(15)	March 2016	(1,888,594)	8,063
TOTAL				$11,903

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2015		Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index	$1,700	(5.000)%	12/20/20	4.726%		$(7,163)	$(12,214)
Protection Sold:
CDX North America Investment Grade Index	5,175	1.000	12/20/20	0.885	(a)	29,538	(825)
TOTAL						$22,375	$(13,039)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2015	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.786%	$(931)	$(685)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.786	(4,169)	(5,451)
TOTAL						$(5,100)	$(6,136)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	460	(a)	01/04/18	3 Month LIBOR	0.845%	$689	$1,066
CAD	1,900	(a)	03/16/18	1.250%	3 Month BA	10,597	322
GBP	1,960	(a)	03/16/18	6 Month LIBOR	1.500	(23,620)	5,533
SEK	29,250	(a)	03/16/18	0.050	3 Month STIBOR	12,935	(5,572)
	$860	(a)	03/16/18	1.500	3 Month LIBOR	5,189	(1,524)
AUD	5,730		12/07/18	2.250	3 Month BBR	3,083	(2,323)
EUR	1,540	(a)	03/16/19	0.250	6 Month EURIBOR	9,379	(1,091)
	$1,900	(a)	03/16/19	3 Month LIBOR	1.750	(19,161)	5,542
PLN	90		06/17/19	3.048	6 Month WIBOR	471	855
	90		06/17/19	6 Month WIBOR	3.045	—	(1,323)
AUD	840	(a)	03/16/21	2.500	6 Month BBR	(3,218)	(969)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
CAD	1,960	(a)	03/16/21	1.750%	3 Month BA	$30,469	$6,048
EUR	1,740	(a)	03/16/21	6 Month EURIBOR	0.500%	(18,057)	6,124
SEK	11,320	(a)	03/16/21	3 Month STIBOR	0.750	(4,655)	8,909
	$4,300	(a)	03/16/21	3 Month LIBOR	2.000	(61,327)	19,101
	1,250	(a)	03/16/23	3 Month LIBOR	2.250	(24,364)	4,420
EUR	4,680	(a)	05/11/25	1.568	6 Month EURIBOR	(6,695)	13,069
	1,630	(a)	09/16/25	2.000	6 Month EURIBOR	14,180	17,855
GBP	1,290	(a)	09/16/25	6 Month LIBOR	2.750	(21,386)	(5,542)
AUD	1,680	(a)	03/16/26	3.000	6 Month BBR	(13,522)	1,481
EUR	4,230	(a)	03/16/26	1.000	6 Month EURIBOR	19,429	(35,826)
GBP	270	(a)	03/16/26	6 Month LIBOR	2.250	(12,230)	4,495
JPY	139,180	(a)	03/16/26	0.500	6 Month LIBOR	1,553	5,329
NZD	440	(a)	03/16/26	3 Month BBR	3.500	3,693	3,376
SEK	7,230	(a)	03/16/26	3 Month STIBOR	1.500	7,299	8,332
	$3,220	(a)	03/16/26	3 Month LIBOR	2.500	(96,027)	16,907
EUR	1,500	(a)	03/17/26	1.500	6 Month EURIBOR	(17,684)	(408)
	$1,600	(a)	03/17/26	3 Month LIBOR	2.500	19,421	(4,406)
EUR	1,810	(a)	05/11/35	6 Month EURIBOR	1.695	36,844	39,544
GBP	100		06/08/37	6 Month LIBOR	2.100	(5,253)	7,750
	830	(a)	03/16/46	6 Month LIBOR	2.250	(61,055)	38,563
	TOTAL					$(213,023)	$155,637

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2015.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)
Bank of America, N.A.	BRL	3,396	01/02/17	15.530%	1 Day CDI	$(1,143)
	KRW	290,710	11/04/17	2.060	3 Month CD KSDA	2,281
		593,840	08/06/24	3 Month CD KSDA	2.970%	(46,209)
Deutsche Bank AG	BRL	762	01/02/17	15.697	1 Day CDI	303
	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	1,555
		209,280	10/15/17	2.253	3 Month CD KSDA	2,317
		173,640	11/04/17	2.075	3 Month CD KSDA	1,407
JPMorgan Chase Bank, N.A.	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	760
TOTAL						$(38,729)

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $30,026,426)	$29,094,885
Investments in affiliated issuer, at value (cost $2,716,785)	2,716,785
Cash	340,526
Foreign currencies, at value (cost $60,249)	59,667
Receivables:
Fund shares sold	1,352,709
Collateral on certain derivative contracts(a)	485,181
Interest and dividends	216,011
Reimbursement from investment adviser	16,372
Investments sold on an extended-settlement basis	14,924
Unrealized gain on forward foreign currency exchange contracts	175,054
Unrealized gain on swap contracts	8,623
Total assets	34,480,737

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	195,152
Unrealized loss on swap contracts	53,488
Variation margin on certain derivative contracts	32,800
Payables:
Investments purchased on an extended-settlement basis	386,987
Management fees	15,750
Upfront payments received on swap contracts	5,100
Distribution and Service fees and Transfer Agency fees	2,348
Fund shares redeemed	711
Accrued expenses	76,194
Total liabilities	768,530

Net Assets:
Paid-in capital	35,683,362
Undistributed net investment income	97,298
Accumulated net realized loss	(1,224,278)
Net unrealized loss	(844,175)
NET ASSETS	$33,712,207
Net Assets:
Institutional	$28,036,352
Service	9,716
Advisor	5,666,139
Total Net Assets	$33,712,207
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	3,029,473
Service	1,050
Advisor	613,633
Net asset value, offering and redemption price per share:
Institutional	$9.25
Service	9.25
Advisor	9.23

(a) Includes amounts segregated for initial margin and/or collateral on future transactions and swap transactions of $66,832 and $418,349, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:
Interest	$730,302
Dividends — affiliated issuers	497
Total investment income	730,799

Expenses:
Management fees	170,208
Professional fees	134,797
Custody, accounting and administrative services	89,080
Printing and mailing costs	48,215
Offering costs	41,397
Trustee fees	23,879
Distribution and Service fees(a)	13,837
Transfer Agency fees(a)	5,672
Other	5,517
Total expenses	532,602
Less — expense reductions	(273,796)
Net expenses	258,806
NET INVESTMENT INCOME	471,993

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(636,301)
Futures contracts	(109,144)
Swap contracts	(83,016)
Forward foreign currency exchange contracts	688,487
Foreign currency transactions	(35,232)
Net change in unrealized gain (loss) on:
Investments	(810,994)
Futures contracts	28,610
Swap contracts	119,687
Forward foreign currency exchange contracts	(186,867)
Foreign currency translation	2,456
Net realized and unrealized loss	(1,022,314)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(550,321)

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$26	$13,811	$4,978	$4	$690

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$471,993	$164,747
Net realized loss	(175,206)	(280,585)
Net change in unrealized gain (loss)	(847,108)	2,933
Net decrease in net assets resulting from operations	(550,321)	(112,905)

Distributions to shareholders:
From net investment income
Institutional Shares	(743,475)	(454,918)
Service Shares	(250)	(229)
Advisor Shares	(97,996)	(23,752)
Total distributions to shareholders	(841,721)	(478,899)

From share transactions:
Proceeds from sales of shares	16,426,940	20,054,257
Reinvestment of distributions	841,721	478,899
Cost of shares redeemed	(1,527,322)	(578,442)
Net increase in net assets resulting from share transactions	15,741,339	19,954,714
TOTAL INCREASE	14,349,297	19,362,910

Net assets:

Beginning of year	19,362,910	—
End of year	$33,712,207	$19,362,910
Undistributed net investment income	$97,298	$62,465

(a) Commenced operations on April 14, 2014.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2015 - Institutional	$9.70	$0.16	$(0.34)	$(0.18)	$(0.27)	$9.25	(1.81)%	$28,036	0.86%		1.82%		1.71%		176%
2015 - Service	9.70	0.14	(0.35)	(0.21)	(0.24)	9.25	(2.16)	10	1.14		2.09		1.44		176
2015 - Advisor	9.69	0.13	(0.36)	(0.23)	(0.23)	9.23	(2.25)	5,666	1.26		2.26		1.35		176

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	10.00	0.09	(0.14)	(0.05)	(0.25)	9.70	(0.51)	18,180	0.86	(d)	2.77	(d)	1.23	(d)	157
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified Portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 14, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank Loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participation in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,418,152	$—
Mortgage-Backed Obligations	—	3,034,593	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,532,367	—	—
Asset-Backed Securities	—	5,474,961	—
Foreign Debt Obligations	384,922	5,007,233	—
Municipal Debt Obligations	—	522,287	—
Government Guarantee Obligation	—	218,107	—
Bank Loan Obligations	—	1,215,528	36,899
Commercial Paper	—	249,836	—
Investment Company	2,716,785	—	—
Total	$10,634,074	$21,140,697	$36,899

Derivative Type
Assets(a)
Futures Contracts	$13,420	$—	$—
Forward Foreign Currency Exchange Contracts	—	175,054	—
Interest Rate Swaps Contracts	—	223,244	—
Total	$13,420	$398,298	$—
Liabilities(a)
Futures Contracts	$(1,517)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(195,152)	—
Credit Default Swaps Contracts	—	(19,175)	—
Interest Rate Swaps Contracts	—	(106,336)	—
Total	$(1,517)	$(320,663)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	—	$—	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(19,175	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	175,054	Payable for unrealized loss on forward foreign currency exchange contracts	(195,152)
Interest Rate	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	236,664	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(107,853	)(a)
Total		$411,718		$(322,180)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(25,285)	$(39,769)	6
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	688,487	(186,867)	311
Interest Rate	Net realized gain (loss) from future contracts, investments and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	(217,073)	188,066	93
Total		$446,129	$(38,570)	410

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

4.    INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2015.

	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forwards	Swaps	Swaps	Forwards	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America, N.A.	$16,416	$2,281	$(48,037)	$(6,922)	$(36,262)	$—	$(36,262)
Barclays Bank PLC	2,894	—	—	(9,437)	(6,543)	—	(6,543)
BNP Paribas SA	8,353	—	—	(1,663)	6,690	—	6,690
Citibank, N.A.	37,340	—	—	(49,443)	(12,103)	—	(12,103)
Deutsche Bank AG	35,006	5,582	—	(21,253)	19,335	—	19,335
JP Morgan Chase Bank, N.A.	—	760	(5,451)	—	(4,691)	—	(4,691)
Merrill Lynch & Co., Inc.	2,500	—	—	(3,317)	(817)	—	(817)
Morgan Stanley Co., Inc.	8,347	—	—	(29,159)	(20,812)	—	(20,812)
Royal Bank of Canada	3,729	—	—	(10,198)	(6,469)	—	(6,469)
Royal Bank of Scotland	4,996	—	—	(10,632)	(5,636)	—	(5,636)
State Street Bank	4,698	—	—	(9,180)	(4,482)	—	(4,482)
UBS AG	20,328	—	—	(42,143)	(21,815)	—	(21,815)
Westpac Banking Corp.	30,447	—	—	(1,805)	28,642	—	28,642
Total	$175,054	$8,623	$(53,488)	$(195,152)	$(64,963)	$—	$(64,963)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%	0.59%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2015, GSAM waived $2,034 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (“The Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $270,840 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $922.

E.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2015:

Market Value 12/31	Purchases at Cost	Proceeds from Sales	Market Value 12/31	Dividend Income
$—	$33,847,617	$(31,130,832)	$2,716,785	$497

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 63% of Institutional Class Shares and 100% of the Service Class Shares of the Fund.

F. Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$27,312,813	$26,478,105	$26,372,822	$15,567,940

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from ordinary income	$478,899	$841,721

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$115,730
Capital loss carryforwards:
Perpetual short-term	(640,285)
Perpetual long-term	(396,121)
Total capital loss carryforwards	$(1,036,406)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/Straddle Loss Deferral )	(184,559)
Unrealized losses — net	(865,920)
Total accumulated losses — net	$(1,971,155)

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

7.    TAX INFORMATION (continued)

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$32,751,908
Gross unrealized gain	72,376
Gross unrealized loss	(1,012,614)
Net unrealized security loss	(940,238)
Net unrealized gain on other investments	74,318
Net unrealized loss	$(865,920)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions, foreign currency transactions and inflation protected securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $2,501 of paid-in capital and $404,561 of undistributed net investment income into accumulated investment gain/(loss). These reclassifications have no impact on the NAV of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of swap transactions, foreign currency transactions, inflation protected securities and paydown gains and losses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2015

8.    OTHER RISKS (continued)

of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Period Ended December 31, 2014(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,105,959	$10,607,135	1,827,210	$18,272,275
Reinvestment of distributions	79,151	743,475	46,920	454,918
Shares redeemed	(29,676)	(280,472)	(91)	(914)
	1,155,434	11,070,138	1,874,039	18,726,279
Service Shares
Shares sold	—	—	1,000	10,000
Reinvestment of distributions	26	250	24	229
	26	250	1,024	10,229
Advisor Shares
Shares sold	614,049	5,819,805	176,940	1,771,982
Reinvestment of distributions	10,496	97,996	2,459	23,752
Shares redeemed	(132,060)	(1,246,850)	(58,251)	(577,528)
	492,485	4,670,951	121,148	1,218,206
NET INCREASE	1,647,945	$15,741,339	1,996,211	$19,954,714

(a)	Commenced operations on April 14, 2014.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Income Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Service and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$991.60		$4.32
Hypothetical 5% return	1,000	1,020.87	+	4.38
Service
Actual	1,000	989.20		5.72
Hypothetical 5% return	1,000	1,019.46	+	5.80
Advisor
Actual	1,000	989.80		6.32
Hypothetical 5% return	1,000	1,018.85	+	6.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86%, 1.14% and 1.26% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 1.21% of the dividends paid from net investment company taxable income by the Strategic Income Fund qualify for the dividends received deduction available to corporations.

45

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Income Fund.

© 2016 Goldman Sachs. All rights reserved.

VITSTIAR-16/30037-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 1.05% and 0.77%, respectively. These returns compare to the -0.81% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of -0.81% in U.S. dollar terms for the Reporting Period as a whole. Divergent central bank policy, geopolitical risk, a commodity price sell-off, and China and global economic growth concerns were the key themes affecting international equities during the Reporting Period.

In January 2015, the European Central Bank (“ECB”) implemented historic quantitative easing (“QE”) measures. In contrast, as evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence resulted in relative U.S. dollar strength, which benefited equity markets in several major developed market regions outside the U.S. but detracted from their returns in U.S. dollar terms.
Geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. International equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. Meanwhile, the Bank of Japan announced supplementary support for its quantitative and qualitative easing. The ECB also lowered its deposit rate by 10 basis points and announced an extension of its QE program at its December 2015 meeting. However, market reaction to the ECB announcement was one of disappointment, as more had been expected.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. Consumer staples was the best performing sector in the MSCI EAFE Index during the Reporting Period, as consumers benefited from savings at the gas pump. Other consumer-oriented sectors, including health care, information technology and consumer discretionary, also outpaced the broad MSCI EAFE Index during the Reporting Period. In contrast, the lower commodity prices were a headwind for energy and materials, which were the worst performing sectors in the MSCI EAFE Index by a wide margin during the Reporting Period.

For the Reporting Period overall, Denmark, Ireland, Belgium, Israel and Japan were the best performing equity markets in the MSCI EAFE Index. China was the weakest equity market in the MSCI EAFE Index by a wide margin, followed at some distance by Singapore, Spain and Norway.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Japanese cosmetics manufacturer Pola Orbis, Japanese tobacco company Japan Tobacco and U.K. online takeaway restaurant servicer Just Eat.

Pola Orbis was the top contributor to the Fund’s results. Throughout the Reporting Period, Pola Orbis reported strong sales momentum in both its domestic and foreign markets, demonstrating demand resilience of its differentiated product offerings despite ongoing global market volatility. Its management’s focus on improving its dividend payout and return on equity was well-received by investors and appeared to be gradually materializing. In our view, Pola Orbis was poised at the end of the Reporting Period for growth, should secular tailwinds, such as heightening inbound tourism and domestic consumption, continue to increase revenues year over year.

Japan Tobacco, which engages in the manufacture and sale of tobacco products, was another top contributor to the Fund’s relative results during the Reporting Period. Through an enduring emphasis on cost rationalization, the company has created, in our view, meaningful earnings quality and dividend growth within the calendar year, helping to drive its stock performance. At the end of the Reporting Period, we continued to like the company given its significant market share and brand value in both Asia and Europe (through international licensing rights of local brands). We also liked what to date has been the relative stability of its diversified, non-core businesses in consumer staples and pharmaceuticals.

Just Eat gained share in its biggest market, the U.K., and had a growing presence in key countries, such as Canada, France, Spain and Italy. Additionally, the company reported earnings results that were consecutively improving and above market expectations. At the end of the Reporting Period, we liked what we considered to be Just Eat’s growth potential and strong positioning. We also believed secular drivers, such as the Eurozone recovery and evolving consumer spending trends, may serve as important tailwinds to accelerate the company’s growth over the medium term.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Taiwanese semiconductor manufacturer Mediatek, Spanish bank Banco Popular and German auto manufacturer Volkswagen.

Mediatek, which focuses on low-end handsets for emerging markets, detracted most from the Fund’s results during the Reporting Period. Its stock came under pressure, as mobile phone sales growth in the company’s key markets significantly faltered amid a cyclical slowdown in emerging markets. In addition, the company lowered its earnings outlook due to competitive pressures from China. We believe the market concerns were valid and sold the position to pursue ideas with what we considered to be more attractive risk/reward profiles.

Banco Popular detracted from Fund performance during the Reporting Period. Its stock was negatively impacted by volatility in the Spanish market, largely driven by political uncertainty that had weighed on the financial sector’s outlook. However, we believe the concerns were transitory, as elections have concluded and near-term economic visibility should be forthcoming. At the end of the Reporting Period, we continued to like the bank due to its strong presence in the small and medium-sized enterprise market and improvements in asset quality, which we believe could stabilize and improve margins in 2016. More importantly, in our view, Banco Popular should benefit from Spain’s recovering business environment, conducive to increased economic activity.

Volkswagen detracted from Fund performance during the Reporting Period as well. In September 2015, the company admitted to circumventing U.S. diesel emission tests and, following the news, Volkswagen suspended sales in the U.S. of all affected diesel vehicles in light of an investigation into the allegations. It has been estimated that approximately 482,000 cars will be affected in the U.S. alone, and the result could be a large fine from the Environmental Protection Agency. While we still believe Volkswagen is a substantial player in the automotive space, our conviction in the stock was challenged. We exercised our sell discipline and exited the position to pursue names with what we believed to be more attractive risk/reward profiles.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the consumer staples, materials and energy sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having an overweight to consumer staples, which was

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

the best performing sector in the MSCI EAFE Index during the Reporting Period, and an underweight to materials, which was the second-weakest performing sector in the MSCI EAFE Index during the Reporting Period, also helped. Only partially offsetting these positive contributors was stock selection in information technology, health care and consumer discretionary, which detracted. Having an underweight to consumer discretionary, which outpaced the MSCI EAFE Index during the Reporting Period, also hurt.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the Fund’s effective stock selection in Japan and the U.K. and its overweighted allocation to the strongly performing equity market of Ireland contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Taiwan, the Netherlands and India, where positioning and stock selection overall hurt.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Sumitomo Mitsui Financial, Mitsubishi Estate and Aviva.

We initiated a Fund position in Sumitomo Mitsui Financial, one of Japan’s largest banks and conglomerates. We believe the company is poised to benefit from its dominant market share and strong fundamentals, which could drive both organic growth and value creation opportunities. Such a favorable outlook on our part has already begun to materialize, as seen with the company’s structural reforms that have successfully translated to high quality earnings growth. Additionally, in late 2015, Sumitomo Mitsui Financial acquired General Electric’s Japan leasing business, which is a leading player in the domestic industry and we believe could lead to substantial synergies.

The Fund purchased shares of Japanese real estate developer Mitsubishi Estate during the Reporting Period. The company is engaged in diversified real estate activities in both Japan and internationally. In our view, through its dominant market share and broad range of real asset offerings, Mitsubishi Estate may well be a key beneficiary of Japan’s growing office space demand, which has been reflected in rent hikes and lower vacancy rates. We believe this favorable trend may help improve the company’s medium-term growth prospects and overall earnings quality.

We established a Fund position in U.K. insurer Aviva. At the end of 2014, its stock came under pressure after the company announced its acquisition of competitor Friends Life. In our view, the markets misperceived a deal that offered attractive synergies. We saw what we considered to be an attractive entry point to a quality business with meaningful market share and upside potential. Our view was justified when Aviva proved to be a positive contributor to the Fund’s relative performance during the Reporting Period.

In addition to those sales already mentioned, we exited the Fund’s positions in Mitsubishi UFJ, Intesa Sanpaolo and Aurizon.

We exited the Fund’s position in Japanese banking group Mitsubishi UFJ during the Reporting Period. The company had performed strongly on the back of what we viewed as compelling results driven by a gradual recovery in its domestic business and a strong growth outlook in its international segments. Additionally, Mitsubishi UFJ announced increased shareholder returns through a higher dividend and share buybacks, which were well-received by investors. As a result, we decided to sell the position and take profits on the stock’s strength.

We sold the Fund’s position in Intesa Sanpaolo, one of the leading banks in Italy. In our view, while trends such as domestic recovery, lower funding costs and lower loss provision created a favorable backdrop for banks in peripheral European countries, we think the company’s valuations were stretched. As such, we decided to sell the position and redeploy capital in what we considered to be more attractive opportunities elsewhere.

We eliminated the Fund’s position in Australian railroad operator Aurizon. As the company is heavily exposed to the mining industry, the recent Chinese economic slowdown raised concerns that commodity freight volumes may come under pressure despite the long-term nature of Aurizon’s contracts with its mining customers. As such, we decided to sell the position to pursue other higher conviction ideas.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2015, the Fund had a greater weighting than the MSCI EAFE Index in the consumer staples sector. The Fund had underweighted allocations to the consumer discretionary, industrials and utilities sectors and was rather neutrally weighted to the MSCI EAFE Index in the health care, information technology, energy, materials, financials and telecommunication services sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Ireland, Germany, Belgium and Sweden relative to the MSCI EAFE Index at the end of December 2015. The Fund had less exposure to the U.K., Australia, Japan and Italy than the MSCI EAFE Index and was rather neutrally weighted to the MSCI EAFE Index in Spain, France, Switzerland, China, Singapore, the Netherlands and Denmark at the end of the Reporting Period. On the same date, the Fund had no exposure to the remaining components of the MSCI EAFE Index and did have exposure to South Korea, which is not a component of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believe positive, but below average, returns for global equities in 2016 in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we expect global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. With inflation well below central bank targets in the Eurozone and Japan, we believe both the ECB and Bank of Japan could ease further in the second half of 2016. We believe the euro and yen will remain weak versus the U.S. dollar, given the divergence in interest rates, which should help both countries’ large export sectors. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

In our view, the macro outlook remains benign, particularly in Europe and Japan, and we find that equities in these regions are less expensive, reflecting earlier stages of the economic and profit cycles than seen in the U.S.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility.

In Europe, we are interested in companies that may benefit from domestic recovery as well as those that are less exposed to relatively weak emerging market end-markets. European equities could benefit, we believe, from earnings growth catch-up, which we think is achievable with modest improvements in economic growth, even factoring in the negative impact from weak emerging market end-markets.

As for Japan, we remained optimistic at the end of the Reporting Period about its ability to slowly grow its economy and inflation. However, we are more focused on the corporate earnings, profitability and reforms that are making many Japanese companies more attractive investments at the end of the Reporting Period, in our view, than seen in recent decades. Corporate profitability is already close to historical record levels, a result of the weak yen as well as of years of restructuring. Companies have also delivered, and balance sheets, in our opinion, are the healthiest in two decades. Importantly, we are also seeing significant evidence of improved corporate governance and shareholder orientation from many companies, including more independent directors, fewer cross shareholdings, and a significant increase in share buybacks and dividends. We also believe that equity market flows and investor behavior could push Japanese equities higher and encourage more long-term investors to enter the market.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Index Definitions

The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

6

FUND BASICS

Strategic International Equity Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.05%	3.63%	1.91%	3.46%	1/12/98
Service	0.77	3.37	N/A	1.16	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.95%	1.06%
Service	1.20	1.31

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business	Country
Anheuser-Busch InBev NV	3.4%	Food, Beverage & Tobacco	Belgium
Novartis AG (Registered)	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BG Group PLC	2.6	Energy	United Kingdom
Vodafone Group PLC	2.5	Telecommunication Services	United Kingdom
Japan Tobacco, Inc.	2.4	Food, Beverage & Tobacco	Japan
Beiersdorf AG	2.3	Household & Personal Products	Germany
Sumitomo Mitsui Financial Group, Inc.	2.2	Banks	Japan
Iberdrola SA	2.2	Utilities	Spain
Credit Suisse Group AG (Registered)	2.2	Diversified Financials	Switzerland
Kerry Group PLC Class A	2.1	Food, Beverage & Tobacco	Ireland

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	1.05%	3.63%	1.91%	3.46%
Service (Commenced January 9, 2006)	0.77%	3.37%	N/A	1.16%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 96.3%
Australia – 4.7%
167,113	Australia & New Zealand Banking Group Ltd. (Banks)	$3,372,306
91,449	BHP Billiton PLC (Materials)	1,019,823
363,921	Computershare Ltd. (Software & Services)	3,062,229

		7,454,358

Belgium – 3.4%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	5,450,043

China – 0.5%
486,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	788,944

Denmark – 1.9%
51,786	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,998,317

France – 10.7%
14,851	Air Liquide SA (Materials)	1,667,272
57,092	Klepierre (REIT)	2,537,728
25,473	Publicis Groupe SA (Media)	1,693,836
97,614	Rexel SA (Capital Goods)	1,299,806
32,372	Safran SA (Capital Goods)	2,224,046
30,816	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,626,194
35,081	Societe Generale SA (Banks)	1,616,608
28,592	Total SA (Energy)	1,281,819
30,647	Vinci SA (Capital Goods)	1,964,312

		16,911,621

Germany – 11.3%
24,524	adidas AG (Consumer Durables & Apparel)	2,380,277
26,502	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,309,845
39,448	Beiersdorf AG (Household & Personal Products)	3,585,483
160,378	Commerzbank AG (Banks)*	1,654,873
65,769	Covestro AG (Materials)*(a)	2,404,043
50,057	GEA Group AG (Capital Goods)	2,022,346
41,971	Gerry Weber International AG (Consumer Durables & Apparel)	581,183
24,696	SAP SE (Software & Services)	1,959,706

		17,897,756

Ireland – 5.3%
6,533,611	Bank of Ireland (Banks)*	2,411,772
41,081	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,399,033
36,928	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,533,534

		8,344,339

Common Stocks – (continued)
Italy – 1.0%
275,355	UniCredit SpA (Banks)	$1,522,353

Japan – 19.6%
57,500	HIS Co. Ltd. (Consumer Services)	1,920,734
54,800	Hoya Corp. (Health Care Equipment & Services)	2,240,914
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,799,875
57,400	Kao Corp. (Household & Personal Products)	2,949,714
94,800	KDDI Corp. (Telecommunication Services)	2,461,975
132,000	Kubota Corp. (Capital Goods)	2,039,222
160,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,326,933
36,700	Nidec Corp. (Capital Goods)	2,661,337
188,100	ORIX Corp. (Diversified Financials)	2,638,754
26,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,720,214
58,100	Start Today Co. Ltd. (Retailing)	1,870,310
92,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,502,369

		31,132,351

Netherlands – 4.8%
378,154	Aegon NV (Insurance)	2,138,636
32,510	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,888,562
113,434	Royal Dutch Shell PLC Class A (Energy)	2,569,185

		7,596,383

Singapore – 1.6%
223,021	DBS Group Holdings Ltd. (Banks)	2,613,695

South Korea – 1.4%
49,392	Kia Motors Corp. (Automobiles & Components)*	2,202,388

Spain – 4.1%
246,018	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,797,601
391,254	Banco Popular Espanol SA (Banks)	1,289,137
491,135	Iberdrola SA (Utilities)	3,481,643

		6,568,381

Sweden – 4.1%
77,478	Hennes & Mauritz AB Class B (Retailing)	2,755,915
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	2,357,214
153,458	Volvo AB Class B (Capital Goods)	1,422,948

		6,536,077

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 11.9%
160,165	Credit Suisse Group AG (Registered) (Diversified Financials)*	$3,450,269
57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,947,226
6,167	Syngenta AG (Registered) (Materials)	2,413,783
7,173	The Swatch Group AG (Consumer Durables & Apparel)	2,490,932
141,211	UBS Group AG (Registered) (Diversified Financials)	2,739,419
50,522	Wolseley PLC (Capital Goods)	2,743,996

		18,785,625

United Kingdom – 10.0%
376,720	Aviva PLC (Insurance)	2,859,484
287,408	BG Group PLC (Energy)	4,166,220
159,212	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,613,282
241,771	Just Eat PLC (Software & Services)*	1,755,488
55,912	Rio Tinto PLC (Materials)	1,627,893
1,205,196	Vodafone Group PLC (Telecommunication Services)	3,908,170

		15,930,537

TOTAL COMMON STOCKS
(Cost $158,083,254)		$152,733,168

Exchange Traded Fund – 2.0%
United States – 2.0%
261,665	iShares MSCI Japan Fund	$3,171,380
(Cost $3,296,560)

TOTAL INVESTMENTS – 98.3%
(Cost $161,379,814)		$155,904,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		2,643,077

NET ASSETS – 100.0%		$158,547,625

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,404,043, which represents approximately 1.5% of net assets as of December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $161,379,814)	$155,904,548
Cash	2,291,730
Foreign currencies, at value (cost $68,174)	68,609
Receivables:
Foreign tax reclaims	324,060
Dividends	232,706
Reimbursement from investment adviser	16,798
Fund shares sold	1,971
Total assets	158,840,422

Liabilities:
Payables:
Management fees	109,708
Fund shares redeemed	43,001
Distribution and Service fees and Transfer Agency fees	27,657
Accrued expenses	112,431
Total liabilities	292,797

Net Assets:
Paid-in capital	249,969,071
Undistributed net investment income	98,021
Accumulated net realized loss	(86,008,012)
Net unrealized loss	(5,511,455)
NET ASSETS	$158,547,625
Net Assets:
Institutional	$41,736,548
Service	116,811,077
Total Net Assets	$158,547,625
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	4,543,291
Service	12,685,582
Net asset value, offering and redemption price per share:
Institutional	$9.19
Service	9.21

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2015

Investment income:

Dividends (net of foreign taxes withheld of $436,378)	$4,100,249

Expenses:
Management fees	1,502,966
Distribution and Service fees — Service Class	325,872
Custody, accounting and administrative services	117,212
Professional fees	89,497
Printing and mailing costs	79,059
Transfer Agency fees(a)	35,361
Trustee fees	24,740
Other	32,945
Total expenses	2,207,652
Less — expense reductions	(306,657)
Net expenses	1,900,995
NET INVESTMENT INCOME	2,199,254

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	1,751,108
Foreign currency transactions	(94,321)
Net change in unrealized loss on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $176,824)	(1,743,179)
Foreign currency translation	(94,916)
Net realized and unrealized loss	(181,308)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,017,946

(a) Institutional and Service Shares incurred Transfer Agency fees of $9,293 and $26,068, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$2,199,254	$6,973,333
Net realized gain	1,656,787	10,857,262
Net change in unrealized loss	(1,838,095)	(32,429,892)
Net increase (decrease) in net assets resulting from operations	2,017,946	(14,599,297)

Distributions to shareholders:
From net investment income
Institutional Shares	(744,425)	(1,864,061)
Service Shares	(1,759,317)	(4,656,225)
Total distributions to shareholders	(2,503,742)	(6,520,286)

From share transactions:
Proceeds from sales of shares	10,473,455	5,634,642
Reinvestment of distributions	2,503,742	6,520,286
Cost of shares redeemed	(27,045,586)	(29,633,821)
Net decrease in net assets resulting from share transactions	(14,068,389)	(17,478,893)
TOTAL DECREASE	(14,554,185)	(38,598,476)

Net assets:

Beginning of year	173,101,810	211,700,286
End of year	$158,547,625	$173,101,810
Undistributed net investment income	$98,021	$496,785

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$9.26	$0.14	(d)	$(0.04)	$0.10	$(0.17)	$9.19	1.05%	$41,737	0.89%	1.06%	1.42	%(d)	58%
2015 - Service	9.28	0.12	(d)	(0.05)	0.07	(0.14)	9.21	0.77	116,811	1.14	1.31	1.18	(d)	58
2014 - Institutional	10.43	0.39	(e)	(1.18)	(0.79)	(0.38)	9.26	(7.54)	46,871	0.99	1.04	3.75	(e)	74
2014 - Service	10.44	0.36	(e)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24	1.29	3.47	(e)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98	1.05	1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23	1.30	1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97	1.03	2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22	1.28	1.80		110
2011 - Institutional	8.82	0.26	(f)	(1.59)	(1.33)	(0.29)	7.20	(15.05)	55,954	0.99	1.04	3.03	(f)	143
2011 - Service	8.83	0.24	(f)	(1.58)	(1.34)	(0.27)	7.22	(15.16)	125,991	1.24	1.29	2.80	(f)	143

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange Traded Funds — Investments in exchange traded funds are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$36,737,378	$—
Australia and Oceania	—	7,454,358	—
Europe	—	108,541,432	—
North America	3,171,380	—	—
Total	$3,171,380	$152,733,168	$—
(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2015, GSAMI waived $70,729 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plans (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.084%. Prior to April 30, 2015 the Other Expense limitation for the Fund was 0.144%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAMI reimbursed $157,058 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $3,312. Besides the expense reimbursement noted above, GSAMI has also voluntarily agreed to reimburse the Fund in the amount of $75,558.

E.  Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2015

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $353 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $99,535,523 and $113,149,029, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from ordinary income	$6,520,286	$2,503,742

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$104,183
Capital loss carryforwards:(1)
Expiring 2016	(21,940,989)
Expiring 2017	(63,558,058)
Total capital loss carryforwards	$(85,499,047)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(64,875)
Unrealized losses — net	(5,961,707)
Total accumulated losses — net	$(91,421,446)
(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $585,390 of capital losses in the current fiscal year.

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$161,830,066
Gross unrealized gain	12,859,315
Gross unrealized loss	(18,784,833)
Net unrealized loss	$(5,925,518)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassed ($94,276) from accumulated net realized losses to undistributed net investment income. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of foreign currency transactions and realized foreign capital gains tax.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

6.    TAX INFORMATION (continued)

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2015

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	78,427	$762,672	62,023	$625,818
Reinvestment of distributions	81,626	744,425	201,957	1,864,061
Shares redeemed	(678,130)	(6,709,975)	(878,847)	(9,090,883)
	(518,077)	(5,202,878)	(614,867)	(6,601,004)
Service Shares
Shares sold	982,644	9,710,783	491,901	5,008,824
Reinvestment of distributions	192,485	1,759,317	503,375	4,656,225
Shares redeemed	(2,092,691)	(20,335,611)	(1,994,697)	(20,542,938)
	(917,562)	(8,865,511)	(999,421)	(10,877,889)
NET DECREASE	(1,435,639)	$(14,068,389)	(1,614,288)	$(17,478,893)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic International Equity Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$928.30		$4.42
Hypothetical 5% return	1,000	1,020.62	+	4.63
Service
Actual	1,000	926.80		5.63
Hypothetical 5% return	1,000	1,019.36	+	5.90

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.91% and 1.16% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2015 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1534 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2015 from foreign sources was 95.88%. The total amount of foreign taxes paid by the Fund was $0.0274 per share.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2016 Goldman Sachs. All rights reserved.

VITINTLAR-16/29867-TEMPL-02/2016

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Annual Report

December 31, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -0.20% and -0.41%, respectively. These returns compare to the 1.38% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.38% during the Reporting Period. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.

As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve (“Fed”) interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.

Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P® 500 Index by a wide margin during the Reporting Period, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P® 500 Index during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, stock selection driven by our quantitative model and five of its six investment themes contributed positively to the Fund’s relative returns, but the Fund underperformed the S&P 500® Index. During the Reporting Period, certain stock positions detracted from the Fund’s relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. The Momentum theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Sentiment, Quality, Profitability and Management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme assesses both firm and financial quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

Only the Valuation theme detracted from the Fund’s relative performance during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the information technology, consumer staples and materials sectors detracted most from the Fund’s results relative to the S&P 500® Index. Partially offsetting these detractors was effective stock selection in the energy, industrials and health care sectors, which contributed positively to the Fund’s results relative to its benchmark index during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in telecommunications company CenturyLink, diversified chemicals manufacturer LyondellBasell Industries and infrastructure software provider Rackspace Hosting. We chose to overweight CenturyLink and Rackspace Hosting due to our positive views on Sentiment and Quality. The Fund had an overweight position in LyondellBasell Industries given our positive views on Valuation and Quality.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oil refiners Valero Energy and Tesoro and oil and gas services and equipment company Cameron International. We chose to overweight Valero Energy and Tesoro due to our positive views on Momentum and Sentiment. The Fund was overweight Cameron International given our positive views on Sentiment.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. We made no significant changes to our quantitative models during the first quarter of 2015. In the second quarter of 2015, we made a number of enhancements across a variety of investment themes. First, we made two enhancements to our Sentiment theme. The first enhancement was in the U.S., Europe and Japan investment regions, where we introduced a signal that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The second enhancement was in the U.S. investment region, where we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Due to the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.

We also enhanced our Profitability theme in the U.S. by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 stocks in the U.S., spanning across various sectors.

Additionally, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

We made no significant changes to our quantitative models during the third quarter of 2015. During the fourth quarter of 2015, we made a number of enhancements across a variety of investment themes. We enhanced our Management theme in the U.S., Europe and Emerging Markets investment regions by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. We expanded the scope of two signals within our Global Linkages theme. Firstly, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. We also extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. and Europe investment regions. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain. Lastly, we extended a signal within our Profitability theme from the U.S. to the Emerging Markets and Japan investment regions. The signal analyzes web traffic data, which we believe can potentially forecast corporate revenue growth. We analyze this information for about 4,000 companies spanning across various sectors.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2015, the Fund was overweight the consumer discretionary, energy and materials sectors relative to the S&P 500® Index. The Fund was underweight industrials, information technology, utilities and health care and was rather neutrally weighted in consumer staples, financials and telecommunication services compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team. Quantitative Investment Strategies employs a globally integrated team of more than 90 professionals, with an additional 90-plus professionals dedicated to trading, information technology and development of analytical tools.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

Changes to the Fund’s Portfolio Management Team after the Reporting Period

After the close of the Reporting Period, on February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the Fund. Effective February 5, 2016, joining Fund portfolio managers Len Ioffe, Osman Ali and Dennis Walsh is Armen Avanessians, the Chief Investment Officer of GSAM’s QIS Team, overseeing research, portfolio management and implementation for all QIS investment strategies globally. As always, the Quantitative Investment Strategies platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for the Fund resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

6

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-0.20%	13.71%	6.16%	5.39%	02/13/98
Service	-0.41	13.49	N/A	5.66	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.65%	0.71%
Service	0.86	0.96

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.3%	Technology Hardware & Equipment
JPMorgan Chase & Co.	2.2	Banks
Verizon Communications, Inc.	2.1	Telecommunication Services
The Home Depot, Inc.	2.0	Retailing
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
PepsiCo, Inc.	1.8	Food, Beverage & Tobacco
Cisco Systems, Inc.	1.8	Technology Hardware & Equipment
Comcast Corp. Class A	1.7	Media
Amgen, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	1.7	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at December 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2015

The following graph shows the value, as of December 31, 2015, of a $10,000 investment made on January 1, 2006 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	-0.20%	13.71%	6.16%	5.39%
Service (Commenced January 9, 2006)	-0.41%	13.49%	N/A	5.66%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 98.2%
Automobiles & Components – 0.3%
33,130	Johnson Controls, Inc.	$1,308,304

Banks – 6.9%
384,198	Bank of America Corp.(a)	6,466,052
43,997	Citigroup, Inc.	2,276,845
128,133	JPMorgan Chase & Co.	8,460,622
168,775	KeyCorp	2,226,142
105,124	SunTrust Banks, Inc.	4,503,512
32,924	Synovus Financial Corp.	1,066,079
38,882	Wells Fargo & Co.	2,113,626

		27,112,878

Capital Goods – 6.7%
5,491	Acuity Brands, Inc.	1,283,796
73,988	Allison Transmission Holdings, Inc.	1,915,549
8,562	B/E Aerospace, Inc.	362,772
35,138	General Dynamics Corp.	4,826,556
77,368	General Electric Co.	2,410,013
42,985	HD Supply Holdings, Inc.*	1,290,840
56,489	Honeywell International, Inc.	5,850,566
6,318	Masco Corp.	178,799
8,466	Northrop Grumman Corp.	1,598,465
32,240	Raytheon Co.	4,014,847
3,362	Rockwell Automation, Inc.	344,975
27,197	Spirit AeroSystems Holdings, Inc. Class A*	1,361,754
7,224	Watsco, Inc.	846,147

		26,285,079

Commercial & Professional Services – 0.1%
5,605	Robert Half International, Inc.	264,220

Consumer Durables & Apparel – 1.8%
10,957	Carter’s, Inc.	975,502
6,573	D.R. Horton, Inc.	210,533
38,023	Leggett & Platt, Inc.	1,597,727
21,757	Mohawk Industries, Inc.*	4,120,558
1,700	Tempur Sealy International, Inc.*	119,782

		7,024,102

Consumer Services – 2.4%
87,307	Carnival Corp.	4,756,485
61,523	Yum! Brands, Inc.	4,494,255

		9,250,740

Diversified Financials – 4.9%
2,962	Affiliated Managers Group, Inc.*	473,209
70,662	Ally Financial, Inc.*	1,317,140
7,765	Ameriprise Financial, Inc.	826,351
11,221	Berkshire Hathaway, Inc. Class B*	1,481,621
63,236	Capital One Financial Corp.	4,564,375
69,016	E*TRADE Financial Corp.*	2,045,634
5,911	Federated Investors, Inc. Class B	169,350
14,599	MSCI, Inc.	1,053,026
14,873	Nasdaq, Inc.	865,163
46,353	SEI Investments Co.	2,428,897

Common Stocks – (continued)
Diversified Financials – (continued)
11,176	Synchrony Financial*	$339,862
58,346	The Bank of New York Mellon Corp.	2,405,022
42,156	The Charles Schwab Corp.	1,388,197

		19,357,847

Energy – 7.8%
38,413	Baker Hughes, Inc.	1,772,760
19,384	CVR Energy, Inc.(b)	762,760
40,733	Exxon Mobil Corp.	3,175,137
93,174	HollyFrontier Corp.	3,716,711
88,458	Marathon Petroleum Corp.	4,585,663
37,178	PBF Energy, Inc. Class A	1,368,522
58,626	Phillips 66	4,795,607
20,543	Tesoro Corp.	2,164,616
44,738	The Williams Companies, Inc.	1,149,767
65,810	Valero Energy Corp.	4,653,425
62,040	World Fuel Services Corp.	2,386,058

		30,531,026

Food & Staples Retailing – 1.7%
65,963	CVS Health Corp.	6,449,202

Food, Beverage & Tobacco – 8.4%
110,294	Altria Group, Inc.	6,420,214
30,660	Coca-Cola Enterprises, Inc.	1,509,698
108,644	ConAgra Foods, Inc.	4,580,431
38,295	Flowers Foods, Inc.	822,960
52,619	General Mills, Inc.	3,034,012
72,390	PepsiCo, Inc.	7,233,209
67,753	The Kraft Heinz Co.	4,929,708
81,122	Tyson Foods, Inc. Class A	4,326,236

		32,856,468

Health Care Equipment & Services – 6.7%
42,969	AmerisourceBergen Corp.	4,456,315
3,646	Anthem, Inc.	508,398
22,292	C. R. Bard, Inc.	4,222,996
1,035	Cigna Corp.	151,452
60,229	Express Scripts Holding Co.*	5,264,617
100,509	Hologic, Inc.*	3,888,693
25,807	McKesson Corp.	5,089,915
24,190	Sirona Dental Systems, Inc.*	2,650,498

		26,232,884

Household & Personal Products – 0.5%
10,401	Church & Dwight Co., Inc.	882,837
3,828	The Estee Lauder Companies, Inc. Class A	337,094
10,317	The Procter & Gamble Co.	819,273

		2,039,204

Insurance – 3.4%
78,296	Lincoln National Corp.	3,935,157
42,333	Reinsurance Group of America, Inc.	3,621,588
10,542	The Allstate Corp.	654,553

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
42,242	The Travelers Companies, Inc.	$4,767,432
7,224	XL Group PLC	283,036

		13,261,766

Materials – 3.8%
4,867	International Paper Co.	183,486
26,570	LyondellBasell Industries NV Class A	2,308,933
101,142	Nucor Corp.	4,076,023
106,630	Steel Dynamics, Inc.	1,905,478
16,383	The Sherwin-Williams Co.	4,253,027
50,538	WestRock Co.	2,305,543

		15,032,490

Media – 3.5%
118,768	Comcast Corp. Class A	6,702,078
48,987	Liberty Global PLC Series C*	1,997,200
141,189	The Interpublic Group of Companies, Inc.	3,286,880
6,439	Time Warner Cable, Inc.	1,195,014
5,598	Time Warner, Inc.	362,023
9,880	Twenty-First Century Fox, Inc. Class A	268,341

		13,811,536

Pharmaceuticals, Biotechnology & Life Sciences – 7.0%
40,984	Amgen, Inc.	6,652,933
10,370	Incyte Corp.*	1,124,627
16,555	Ionis Pharmaceuticals, Inc.*	1,025,251
43,013	Johnson & Johnson	4,418,295
228,604	Pfizer, Inc.	7,379,337
3,827	Regeneron Pharmaceuticals, Inc.*	2,077,563
13,581	Thermo Fisher Scientific, Inc.	1,926,465
10,419	United Therapeutics Corp.*	1,631,720
3,409	Vertex Pharmaceuticals, Inc.*	428,954
18,189	Zoetis, Inc.	871,617

		27,536,762

Real Estate – 1.5%
49,226	Apartment Investment & Management Co. Class A (REIT)	1,970,517
20,854	CBRE Group, Inc. Class A*	721,131
13,425	Equity Commonwealth (REIT)*	372,275
30,663	Equity LifeStyle Properties, Inc. (REIT)	2,044,302
6,583	Gaming and Leisure Properties, Inc. (REIT)	183,008
8,046	Post Properties, Inc. (REIT)	476,001

		5,767,234

Retailing – 8.2%
8,901	Amazon.com, Inc.*	6,016,097
5,829	AutoZone, Inc.*	4,324,594
1,574	Expedia, Inc.	195,648

Common Stocks – (continued)
Retailing – (continued)
73,520	Lowe’s Companies, Inc.	$5,590,461
8,978	Netflix, Inc.*	1,026,904
17,467	O’Reilly Automotive, Inc.*	4,426,487
20,010	Target Corp.	1,452,926
58,077	The Home Depot, Inc.	7,680,683
1,117	The Priceline Group, Inc.*	1,424,119

		32,137,919

Semiconductors & Semiconductor Equipment – 0.4%
3,749	Maxim Integrated Products, Inc.	142,462
13,532	Texas Instruments, Inc.	741,689
17,685	Xilinx, Inc.	830,664

		1,714,815

Software & Services – 8.8%
14,797	Accenture PLC Class A	1,546,287
6,293	Alphabet, Inc. Class A*	4,896,017
6,494	Alphabet, Inc. Class C*	4,928,167
2,254	Citrix Systems, Inc.*	170,515
163,977	eBay, Inc.*	4,506,088
47,076	Facebook, Inc. Class A*	4,926,974
4,651	Fiserv, Inc.*	425,380
2,053	Jack Henry & Associates, Inc.	160,257
102,293	Microsoft Corp.	5,675,216
77,881	Rackspace Hosting, Inc.*	1,971,947
15,861	Total System Services, Inc.	789,878
81,119	Vantiv, Inc. Class A*	3,846,663
17,601	Yahoo!, Inc.*	585,409

		34,428,798

Technology Hardware & Equipment – 9.1%
160,923	Apple, Inc.	16,938,755
36,419	Brocade Communications Systems, Inc.	334,326
259,672	Cisco Systems, Inc.	7,051,393
31,437	F5 Networks, Inc.*	3,048,131
168,241	Flextronics International Ltd.*	1,885,982
30,562	Ingram Micro, Inc. Class A	928,474
144,516	Juniper Networks, Inc.	3,988,642
26,032	QUALCOMM, Inc.	1,301,209

		35,476,912

Telecommunication Services – 2.2%
18,894	AT&T, Inc.	650,143
174,382	Verizon Communications, Inc.	8,059,936

		8,710,079

Transportation – 0.9%
50,452	Delta Air Lines, Inc.	2,557,412
5,349	JetBlue Airways Corp.*	121,155
15,337	Southwest Airlines Co.	660,411
2,537	Union Pacific Corp.	198,393

		3,537,371

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Utilities – 1.2%
111,946	Calpine Corp.*	$1,619,859
8,625	NextEra Energy, Inc.	896,051
171,361	NRG Energy, Inc.	2,016,919

		4,532,829

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $366,668,463)		$384,660,465

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
754,400	0.285%	$754,400
(Cost $754,400)

TOTAL INVESTMENTS – 98.4%
(Cost $367,422,863)		$385,414,865

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		6,353,826

NET ASSETS – 100.0%		$391,768,691

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	41	March 2016	$4,172,570	$(3,621)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $366,668,463)(a)	$384,660,465
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	754,400
Cash	8,480,898
Receivables:
Dividends	318,861
Fund shares sold	63,507
Reimbursement from investment adviser	61,529
Securities lending income	243
Total assets	394,339,903

Liabilities:
Variation margin on certain derivative contracts	39,358
Payables:
Fund shares redeemed	861,437
Payable upon return of securities loaned	754,400
Management fees	208,782
Distribution and Service fees and Transfer Agency fees	28,794
Accrued expenses and other liabilities	678,441
Total liabilities	2,571,212

Net Assets:
Paid-in capital	374,599,721
Undistributed net investment income	451,593
Accumulated net realized loss	(1,271,004)
Net unrealized gain	17,988,381
NET ASSETS	$391,768,691
Net Assets:
Institutional	$269,238,183
Service	122,530,508
Total Net Assets	$391,768,691
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	16,108,068
Service	7,306,110
Net asset value, offering and redemption price per share:
Institutional	$16.71
Service	16.77

(a) Includes loaned securities having a market value of $724,040.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

December 31, 2015

Investment income:
Dividends (net of foreign taxes withheld of $371)	$8,160,829
Securities lending income — affiliated issuer	5,439
Total investment income	8,166,268

Expenses:
Management fees	2,624,070
Distribution and Service fees — Service Class	327,547
Professional fees	98,336
Printing and mailing costs	86,920
Transfer Agency fees(a)	84,641
Custody, accounting and administrative services	62,343
Trustee fees	27,088
Other	40,031
Total expenses	3,350,976
Less — expense reductions	(359,920)
Net expenses	2,991,056
NET INVESTMENT INCOME	5,175,212

Realized and unrealized gain (loss):
Net realized gain from:
Investments	11,170,805
Futures contracts	97,816
Net change in unrealized loss on:
Investments	(17,246,642)
Futures contracts	(61,666)
Net realized and unrealized loss	(6,039,687)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(864,475)

(a) Institutional and Service Shares incurred Transfer Agency fees of $58,439 and $26,202, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Change in Net Assets

	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$5,175,212	$5,004,324
Net realized gain	11,268,621	72,598,144
Net change in unrealized loss	(17,308,308)	(11,611,740)
Net increase (decrease) in net assets resulting from operations	(864,475)	65,990,728

Distributions to shareholders:
From net investment income
Institutional Shares	(3,792,329)	(4,217,304)
Service Shares	(1,391,634)	(1,534,479)
From net realized gains
Institutional Shares	(16,773,187)	(13,420,480)
Service Shares	(7,603,702)	(5,920,765)
Total distributions to shareholders	(29,560,852)	(25,093,028)

From share transactions:
Proceeds from sales of shares	19,987,592	22,870,188
Reinvestment of distributions	29,560,852	25,093,028
Cost of shares redeemed	(78,448,750)	(71,104,168)
Net decrease in net assets resulting from share transactions	(28,900,306)	(23,140,952)
TOTAL INCREASE (DECREASE)	(59,325,633)	17,756,748

Net assets:

Beginning of year	451,094,324	433,337,576
End of year	$391,768,691	$451,094,324
Undistributed net investment income	$451,593	$472,171

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - Institutional	$18.12	$0.23		$(0.27)		$(0.04)	$(0.25)	$(1.12)	$(1.37)	$16.71	(0.20)%		$269,238	0.64%	0.71%	1.29%		200%
2015 - Service	18.17	0.20		(0.28)		(0.08)	(0.20)	(1.12)	(1.32)	16.77	(0.41)		122,531	0.85	0.96	1.08		200
2014 - Institutional	16.52	0.21		2.47		2.68	(0.26)	(0.82)	(1.08)	18.12	16.37		312,370	0.65	0.71	1.21		214
2014 - Service	16.55	0.18		2.47		2.65	(0.21)	(0.82)	(1.03)	18.17	16.18		138,725	0.86	0.96	1.01		214
2013 - Institutional	12.14	0.20		4.35		4.55	(0.17)	—	(0.17)	16.52	37.52		307,589	0.65	0.71	1.36		207
2013 - Service	12.16	0.17		4.35		4.52	(0.13)	—	(0.13)	16.55	37.23		125,748	0.86	0.96	1.15		207
2012 - Institutional	10.80	0.20		1.36	(d)	1.56	(0.22)	—	(0.22)	12.14	14.42	(d)	262,759	0.64	0.72	1.71		134
2012 - Service	10.82	0.18		1.35	(d)	1.53	(0.19)	—	(0.19)	12.16	14.10	(d)	99,892	0.85	0.97	1.51		134
2011 - Institutional	10.57	0.18	(e)	0.25		0.43	(0.20)	—	(0.20)	10.80	4.05		273,555	0.64	0.70	1.69	(e)	51
2011 - Service	10.58	0.16	(e)	0.25		0.41	(0.17)	—	(0.17)	10.82	3.90		99,711	0.85	0.95	1.48	(e)	51

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2015

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
North America	$384,660,465	$—	$—
Securities Lending Reinvestment Vehicle	754,400	—	—
Total	$385,414,865	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(3,621)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on certain derivative contracts	$(3,621)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and /or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$97,816	$(61,666)	41

(a)	Average number of contracts is based on the average of month end balances at fiscal year end.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2016, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Trustees. For the fiscal year ended December 31, 2015, Goldman Sachs waived $52,408 in distribution and service fees for the Fund’s Services Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM reimbursed $297,793 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2015, custody fee credits were $9,719.

E. Line of Credit Facility — As of December 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $289 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were $825,446,568 and $876,605,663, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

7.    SECURITIES LENDING (continued)

insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at GSAL’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2015, is reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2015
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2015
$591	$3,282	$340,300

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2015:

Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15
$3,689,655	$27,398,802	$(30,334,057)	$754,400

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2015, was as follows:

	2014	2015
Distributions paid from:
Ordinary income	$7,929,353	$13,481,690
Net long-term capital gains	17,163,675	16,079,162
Total taxable distributions	$25,093,028	$29,560,852

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$492,277
Undistributed long-term capital gains	32,335
Total undistributed earnings	$524,612
Timing differences (Post October Loss Deferral/Deferred REITs Distributions)	(179,979)
Unrealized gains — net	16,824,337
Total accumulated gains — net	$17,168,970

As of December 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$368,590,528
Gross unrealized gain	27,177,015
Gross unrealized loss	(10,352,678)
Net unrealized security gain	$16,824,337

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $11,827 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2015

9.    OTHER RISKS (continued)

the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	430,772	$7,764,027	437,552	$7,758,962
Reinvestment of distributions	1,232,945	20,565,516	995,922	17,637,784
Shares redeemed	(2,794,030)	(50,484,586)	(2,816,880)	(49,300,263)
	(1,130,313)	(22,155,043)	(1,383,406)	(23,903,517)
Service Shares
Shares sold	671,118	12,223,565	867,890	15,111,226
Reinvestment of distributions	537,356	8,995,336	420,014	7,455,244
Shares redeemed	(1,538,497)	(27,964,164)	(1,248,597)	(21,803,905)
	(330,023)	(6,745,263)	39,307	762,565
NET DECREASE	(1,460,336)	$(28,900,306)	(1,344,099)	$(23,140,952)

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Equity Insights Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent of the underlying fund and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Institutional
Actual	$1,000	$997.50		$3.22
Hypothetical 5% return	1,000	1,021.98	+	3.26
Service
Actual	1,000	996.50		4.28
Hypothetical 5% return	1,000	1,020.92	+	4.33

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2015, the Trust consisted of 14 portfolios and GST consisted of 100 portfolios (91 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2015, 67.21% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $16,079,162, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2015.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer,
Diana M. Daniels	Senior Vice President, and Treasurer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs U.S. Equity Insights Fund.

© 2016 Goldman Sachs. All rights reserved.

VITUSAR-16/29868-TEMPL-02/2016

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2015	2014	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$442,044	$397,853	Financial statement audits.
Audit-Related Fees
PwC	$10,000	$—	Other attest services.
Tax Fees
PwC	$116,270	$99,816	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2015	2014	Description of Services Rendered
Audit-Related Fees
PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2015 and December 31, 2014 by PwC were approximately $126,270 and $99,816, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 by PwC were approximately $10.2 million and $9.8 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 26, 2016

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 26, 2016